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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2013 through March 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                    Pioneer Strategic
                    Income Fund

--------------------------------------------------------------------------------
                    Semiannual Report | March 31, 2014
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A    PSRAX
                    Class B    PSRBX
                    Class C    PSRCX
                    Class K    STRKX
                    Class R    STIRX
                    Class Y    STRYX
                    Class Z    STIZX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                        107

Notes to Financial Statements                                               118

Approval of Investment Advisory Agreement                                   133

Trustees, Officers and Service Providers                                    138

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

* Dividends are not guaranteed.

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer. Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 3

Portfolio Management Discussion | 3/31/14

Fixed-income markets appeared to grow more stable during the six-month period ended March 31, 2014, providing a favorable backdrop for investments in credit-sensitive bonds, while Treasuries and most sovereign-debt investments underperformed as interest rates began inching higher. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended March 31, 2014?

A Pioneer Strategic Income Fund's Class A shares returned 4.33% at net asset value during the six-month period ended March 31, 2014, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 2.18%. During the same period, the average return of the 241 mutual funds in Lipper's Multi-Sector Income Funds category was 4.13%, while the average return of the 327 mutual funds in Morningstar's Multi-Sector Bond Funds category was 4.37%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended March 31, 2014?

A Credit-sensitive securities fared well during the period as the investment backdrop appeared to stabilize. The period began last October as the market was beginning to recover from summer concerns about the potential withdrawal of some monetary support from the economy by the Federal Reserve (the Fed), which many investors feared would lead to higher interest rates that, in turn, could potentially act as a brake on the nation's economic recovery. The market's fears had resulted in weakened performance by the credit sectors in general for a good portion of the summer of 2013. The worries began to abate, however, as more data accumulated showing that the economy was gathering strength, as evidenced by improving employment and housing trends. Inflation, meanwhile, remained in check. The market also began to anticipate that any monetary tightening by the Fed - based on follow-up statements made by former Fed Chair Ben Bernanke after his initial "tapering" comments about quantitative easing (QE) in May of 2013 spooked the markets - would be done gradually and in response to new evidence of economic strengthening. Moreover, the transition in leadership at the Fed in early 2014 from Mr. Bernanke to new Chair Janet Yellen appeared

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 to signal confirmation of a gradual evolution of monetary policy rather than an abrupt change. The Fed ended up delaying its official announcement regarding the tapering of QE until December of 2013, and began reducing its monthly bond purchases in 2014, with the eventual goal being to fully draw down the QE program by the end of the current calendar year.

  On the political front, a late-2013 bipartisan agreement establishing top-line Federal spending levels for the next two fiscal years seemed to, temporarily at least, put an end to the constant bickering between Democrats and Republicans in Washington over the nation's fiscal course, and that news also buoyed market sentiment. In addition, investors were encouraged that fiscal policy would be less of a factor holding back the economy's growth potential, as spending cuts at the Federal level ("sequestration") were slated to be eased as part of the bipartisan budget agreement. In addition, the threat that American military forces might be drawn into battle over control of Syria also declined as the period progressed, although new worries emerged during the winter of 2014, late in the period, as tensions over Russia's aggressive moves against the Ukraine escalated.

  As the markets grew calmer, high-yield and investment-grade corporate bonds as well as most other credit-sensitive securities tended to perform well, while U.S. Treasuries and government agency debt came under pressure when market interest rates for most maturities rose. Yield spreads (the differences in yields between credit-sensitive debt and Treasuries of similar maturity) also tightened as the credit sectors outperformed.

  Outside the U.S., growth trends appeared to be improving both in Europe and Japan, although China and the emerging markets clearly tailed off during the period. The European economy responded well to monetary support from the European Central Bank and the accompanying relaxation of fiscal constraints that had helped to dampen growth. In Japan, meanwhile, the loosening of both monetary and fiscal policy had helped stimulate the country's economy, even in the face of disappointing structural reforms and impending tax increases in 2014. The worries about slowing growth in China had repercussions in many of the emerging markets, mainly due to the effects of declining commodity prices. Currencies of emerging markets economies dependent on the flow of capital from the United States also became more volatile amid worries about looming monetary tightening by the Fed.

Q How did you position the Fund's portfolio during the six-month period ended
  March 31, 2014, and how did the positioning affect the Fund's performance?

A Our consistent emphasis in the portfolio on the credit sectors helped the Fund to outperform the benchmark Barclays Index and Lipper competitive funds average during the six-month period. Throughout the six months, the Fund remained materially underweight in the weak-performing Treasury and U.S. government agency sectors, which were highly vulnerable to rising

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 5 interest-rate pressures. Only 2.2% of the Fund's net assets were invested in Treasuries and government agency debt over the period. We also kept the Fund's duration, which is a measure of a portfolio's price-sensitivity to changes in interest rates, relatively short during the period. As of March
  31, 2014, the effective duration of Fund investments was 3.96 years, or about
  1.5 years shorter than that of the Barclays Index. The Fund's yield-curve positioning also helped performance during the six-month period, as the portfolio was significantly underweight in the weaker-performing 10-year area of the curve. Instead, we placed greater emphasis on very short-duration investments as well as some long-duration securities. The latter group performed well, in contrast to most maturities, as 30-year rates declined during the latter part of the period.

  The Fund's exposure to emerging markets currencies, which were volatile in response to worries about changes in the flow of capital from the United States, was the only noteworthy performance detractor from an asset allocation perspective during the six-month period. At the end of the period, about 5.5% of the Fund's net assets were invested in non-U.S. currencies, predominately emerging markets currencies. In the emerging markets, we continued to favor portfolio exposure to Mexico. We also re-established a Fund position in India early in 2014 as the government there instituted fiscal reforms and the nation's currency became more attractive. While the portfolio's emerging markets currency exposure held back results during the period, investments in emerging markets corporate debt actually outperformed.

  As of March 31, 2014, more than 60% of the Fund's net assets were invested in the credit sectors. The largest allocations included 16% in U.S. investment-grade corporate debt; 7.5% in U.S. high-yield corporate bonds; more than 14% in emerging markets debt; and nearly 10% in floating-rate bank loans. Commercial mortgage-backed securities accounted for another 5.4% of the Fund's net assets, while other asset-backed securities represented 4.2% of assets.

  The portfolio also had a non-benchmark exposure to municipal bonds (more than 5% of net assets), as we saw attractive values in municipals relative to taxable bonds of comparable maturity and quality.

  We underweighted the portfolio to government agency-backed mortgages over the six-month period, although we added to the Fund's positions as the period progressed when we decided to reduce the portfolio's exposures while taking profits from some investments in the credit sectors. At the end of the six-month period, more than 8% of the Fund's net assets were invested in government agency mortgages.

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Q Which individual investments had the biggest effects on the Fund's performance during the six-month period ended March 31, 2014?

A The Fund's investments in convertible securities (which may be convertible to common stock) were particularly noteworthy performance contributors during the period, with several holdings performing especially well as the stock market rallied. Two health care convertibles in the portfolio that fared very well during the six-month period were issued by NuVasive, a medical device company, and Salix Pharmaceuticals, a specialty drug company.

  The Fund's overweighting of bonds issued by financial companies also helped performance, led by especially strong performance by the securities of private equity firm KKR. Bonds of Wells Fargo Bank and Citigroup also performed well for the Fund.

  Some individual portfolio securities did not perform as well during the period, including the convertible debt of Cobalt Energy, which declined in value as a result of disappointing results from an offshore drilling site. Bonds issued by General Cable, which represented a small portfolio position, also underperformed.

Q What is your investment outlook?

A We foresee improved growth trends in the U.S. as well as globally, which should bode well for credit-sensitive securities in general. While the outlook for an acceleration of economic growth in the United States looks encouraging, we also see opportunities for decent growth throughout the world, although China's economic expansion is likely be much slower than it has been in recent history. Nevertheless, after strong performance by corporate bonds for most of the past five years, the yield advantages of credit-sensitive securities are not as wide as they were earlier, and investors should recognize that this factor will affect performance.

  In this environment, successful investors will need to rely more on individual security selection - that is, finding the right securities issued by fundamentally sound corporations - and not depend just on sector or industry allocations. We think this may bode well for Pioneer's investment style, as we rely heavily on fundamental analysis of individual corporations and securities.

  As we have become more selective in our credit-sensitive choices for the portfolio, we also have increased the Fund's investments in government agency mortgages, which have gained in relative value after a period of underperformance.

  Overall, we intend to keep the Fund's portfolio well diversified*, with exposure to different parts of the bond market, both to gain opportunity and to reduce overall risks posed by investments in any one sector.

* Diversification does not assure a profit nor protect against loss in a declining market.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 7

Please refer to the Schedule of Investments on pages 20-106 for a full listing of Fund securities.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Portfolio Summary | 3/31/14

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

AAA                                                                        16.3%
AA                                                                          4.6%
A                                                                           9.3%
BBB                                                                        26.4%
BB                                                                         17.2%
B                                                                          14.4%
CCC                                                                         3.7%
Not Rated                                                                   3.2%
Cash Equivalent                                                             4.9%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       25.4%
International Corporate Bonds                                              20.2%
Collateralized Mortgage Obligations                                        10.8%
Senior Secured Loans                                                       10.2%
U.S. Government Securities                                                  9.8%
Municipal Bonds                                                             6.4%
Foreign Government Bonds                                                    4.9%
Asset Backed Securities                                                     4.2%
Convertible Corporate Bonds                                                 3.3%
U.S. Preferred Stocks                                                       2.8%
Convertible Preferred Stocks                                                1.1%
U.S. Common Stocks                                                          0.6%
International Preferred Stocks                                              0.3%
Warrants *                                                                  0.0%
International Common Stocks *                                               0.0%
Depository Receipts for International Stocks *                              0.0%

* Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.   Fannie Mae, 4.5%, 4/1/44                                             1.04%
--------------------------------------------------------------------------------
 2.   Government National Mortgage Association I, 4.0%, 4/22/14            0.68
--------------------------------------------------------------------------------
 3.   Wells Fargo & Co., 7.5% (Perpetual)                                  0.67
--------------------------------------------------------------------------------
 4.   UBS AG, 7.625%, 8/17/22                                              0.57
--------------------------------------------------------------------------------
 5.   International Finance Corp., 7.75%, 12/3/16                          0.44
--------------------------------------------------------------------------------
 6.   Fannie Mae, 4.0%, 12/1/41                                            0.44
--------------------------------------------------------------------------------
 7.   U.S. Treasury Bonds, 4.375%, 11/15/39                                0.40
--------------------------------------------------------------------------------
 8.   U.S. Treasury Bonds, 3.625%, 8/15/43                                 0.38
--------------------------------------------------------------------------------
 9.   Virgin Media Investment Holdings, Ltd., B Facility, 6/8/20           0.38
--------------------------------------------------------------------------------
10.   BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                         0.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 9

Prices and Distributions | 3/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    3/31/14                   9/30/13
--------------------------------------------------------------------------------
           A                      $11.00                    $10.92
--------------------------------------------------------------------------------
           B                      $10.85                    $10.77
--------------------------------------------------------------------------------
           C                      $10.76                    $10.69
--------------------------------------------------------------------------------
           K                      $11.01                    $10.94
--------------------------------------------------------------------------------
           R                      $11.17                    $11.10
--------------------------------------------------------------------------------
           Y                      $10.99                    $10.92
--------------------------------------------------------------------------------
           Z                      $10.98                    $10.91
--------------------------------------------------------------------------------

Distributions per Share: 10/1/13-3/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Short-Term              Long-Term
         Class          Dividends          Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A             $0.2251               $0.0086               $0.1501
--------------------------------------------------------------------------------
           B             $0.1735               $0.0086               $0.1501
--------------------------------------------------------------------------------
           C             $0.1830               $0.0086               $0.1501
--------------------------------------------------------------------------------
           K             $0.2466               $0.0086               $0.1501
--------------------------------------------------------------------------------
           R             $0.2111               $0.0086               $0.1501
--------------------------------------------------------------------------------
           Y             $0.2421               $0.0086               $0.1501
--------------------------------------------------------------------------------
           Z             $0.2392               $0.0086               $0.1501
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Performance Update | 3/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   Net Asset             Public Offering         Barclays U.S.
Period             Value (NAV)           Price (POP)             Universal Index
--------------------------------------------------------------------------------
10 Years            6.77%                 6.28%                  4.78%
5 Years            11.28                 10.26                   5.74
1 Year              2.46                 -2.19                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $  9,550                       $ 10,000
3/31/2005                    $ 10,210                       $ 10,166
3/31/2006                    $ 10,629                       $ 10,465
3/31/2007                    $ 11,431                       $ 11,200
3/31/2008                    $ 12,002                       $ 11,935
3/31/2009                    $ 10,778                       $ 12,067
3/31/2010                    $ 14,312                       $ 13,320
3/31/2011                    $ 15,732                       $ 14,083
3/31/2012                    $ 16,488                       $ 15,153
3/31/2013                    $ 17,946                       $ 15,867
3/31/2014                    $ 18,388                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 11

Performance Update | 3/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            5.93%                 5.93%                  4.78%
5 Years            10.40                 10.40                   5.74
1 Year              1.63                 -2.24                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 10,000                       $ 10,000
3/31/2005                    $ 10,614                       $ 10,166
3/31/2006                    $ 10,962                       $ 10,465
3/31/2007                    $ 11,692                       $ 11,200
3/31/2008                    $ 12,187                       $ 11,935
3/31/2009                    $ 10,853                       $ 12,067
3/31/2010                    $ 14,308                       $ 13,320
3/31/2011                    $ 15,613                       $ 14,083
3/31/2012                    $ 16,224                       $ 15,153
3/31/2013                    $ 17,514                       $ 15,867
3/31/2014                    $ 17,800                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Performance Update | 3/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            6.03%                 6.03%                  4.78%
5 Years            10.51                 10.51                   5.74
1 Year              1.70                  1.70                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 10,000                       $ 10,000
3/31/2005                    $ 10,622                       $ 10,166
3/31/2006                    $ 10,987                       $ 10,465
3/31/2007                    $ 11,718                       $ 11,200
3/31/2008                    $ 12,223                       $ 11,935
3/31/2009                    $ 10,894                       $ 12,067
3/31/2010                    $ 14,364                       $ 13,320
3/31/2011                    $ 15,694                       $ 14,083
3/31/2012                    $ 16,336                       $ 15,153
3/31/2013                    $ 17,656                       $ 15,867
3/31/2014                    $ 17,955                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 13

Performance Update | 3/31/14                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            6.83%                 6.83%                  4.78%
5 Years            11.40                 11.40                   5.74
1 Year              2.85                  2.85                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 10,000                       $ 10,000
3/31/2005                    $ 10,693                       $ 10,166
3/31/2006                    $ 11,131                       $ 10,465
3/31/2007                    $ 11,972                       $ 11,200
3/31/2008                    $ 12,569                       $ 11,935
3/31/2009                    $ 11,287                       $ 12,067
3/31/2010                    $ 14,989                       $ 13,320
3/31/2011                    $ 16,476                       $ 14,083
3/31/2012                    $ 17,267                       $ 15,153
3/31/2013                    $ 18,829                       $ 15,867
3/31/2014                    $ 19,365                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Performance Update | 3/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            6.49%                 6.49%                  4.78%
5 Years            10.94                 10.94                   5.74
1 Year              2.07                  2.07                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 10,000                       $ 10,000
3/31/2005                    $ 10,661                       $ 10,166
3/31/2006                    $ 11,081                       $ 10,465
3/31/2007                    $ 11,895                       $ 11,200
3/31/2008                    $ 12,471                       $ 11,935
3/31/2009                    $ 11,161                       $ 12,067
3/31/2010                    $ 14,785                       $ 13,320
3/31/2011                    $ 16,220                       $ 14,083
3/31/2012                    $ 16,937                       $ 15,153
3/31/2013                    $ 18,376                       $ 15,867
3/31/2014                    $ 18,757                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 15

Performance Update | 3/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            7.13%                 7.13%                  4.78%
5 Years            11.60                 11.60                   5.74
1 Year              2.68                  2.68                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 5,000,000                    $ 5,000,000
3/31/2005                    $ 5,361,466                    $ 5,082,980
3/31/2006                    $ 5,610,218                    $ 5,232,475
3/31/2007                    $ 6,046,842                    $ 5,599,790
3/31/2008                    $ 6,381,497                    $ 5,967,599
3/31/2009                    $ 5,753,059                    $ 6,033,455
3/31/2010                    $ 7,663,127                    $ 6,660,080
3/31/2011                    $ 8,455,284                    $ 7,041,718
3/31/2012                    $ 8,882,637                    $ 7,576,309
3/31/2013                    $ 9,698,604                    $ 7,933,746
3/31/2014                    $ 9,958,269                    $ 7,973,918

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Performance Update | 3/31/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2014)
--------------------------------------------------------------------------------
                   If                    If                      Barclays U.S.
Period             Held                  Redeemed                Universal Index
--------------------------------------------------------------------------------
10 Years            6.97%                 6.97%                  4.78%
5 Years            11.50                 11.50                   5.74
1 Year              2.62                  2.62                   0.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Strategic              Barclays U.S.
                             Income Fund                    Universal Index
3/31/2004                    $ 10,000                       $ 10,000
3/31/2005                    $ 10,693                       $ 10,166
3/31/2006                    $ 11,131                       $ 10,465
3/31/2007                    $ 11,972                       $ 11,200
3/31/2008                    $ 12,633                       $ 11,935
3/31/2009                    $ 11,382                       $ 12,067
3/31/2010                    $ 15,124                       $ 13,320
3/31/2011                    $ 16,675                       $ 14,083
3/31/2012                    $ 17,525                       $ 15,153
3/31/2013                    $ 19,113                       $ 15,867
3/31/2014                    $ 19,614                       $ 15,948

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2013, through March 31, 2014.

----------------------------------------------------------------------------------------------------
 Share Class                 A          B          C          K         R         Y          Z
----------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 10/1/13
----------------------------------------------------------------------------------------------------
 Ending Account          $1,043.30  $1,039.00  $1,039.20  $1,044.40  $1,040.40  $1,044.00  $1,042.80
 Value (after expenses)
 on 3/31/14
----------------------------------------------------------------------------------------------------
 Expenses Paid           $    5.30  $    9.71  $    8.85  $    3.21  $    7.27  $    3.77  $    4.23
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.91%, 1.74%, 0.63%, 1.43%, 0.74%, 0.83% for Class A, Class B, Class C, Class K,
  Class R, Class Y and Class Z respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2013, through March 31, 2014.

----------------------------------------------------------------------------------------------------
 Share Class                 A          B          C          K         R         Y          Z
----------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 10/1/13
----------------------------------------------------------------------------------------------------
 Ending Account          $1,019.75  $1,015.41  $1,016.26  $1,021.79  $1,017.80  $1,021.24  $1,020.79
 Value (after expenses)
 on 3/31/14
----------------------------------------------------------------------------------------------------
 Expenses Paid           $    5.24  $    9.60  $    8.75  $    3.18  $    7.19  $    3.73  $    4.18
 During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.91%, 1.74%, 0.63%, 1.43%, 0.74%, 0.83% for Class A, Class B, Class C, Class K,
  Class R, Class Y and Class Z respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 19

Schedule of Investments | 3/31/14 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE
                                             BONDS -- 3.2%
                                             ENERGY -- 0.3%
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
     4,600,000                     BB-/Ba3   Chesapeake Energy Corp., 2.25%,
                                             12/15/38                                    $  4,312,500
    15,310,000                       NR/NR   Cobalt International Energy, Inc.,
                                             2.625%, 12/1/19                               14,420,106
                                                                                         ------------
                                                                                         $ 18,732,606
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 0.0%+
     1,700,000                       NR/NR   Golar LNG, Ltd., 3.75%, 3/7/17              $  1,859,120
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.0%+
       770,000                     CCC+/NR   Alpha Appalachia Holdings, Inc.,
                                             3.25%, 8/1/15                               $    767,594
     1,240,000                      CCC/NR   James River Coal Co., 10.0%,
                                             6/1/18 (144A)                                    155,775
                                                                                         ------------
                                                                                         $    923,369
                                                                                         ------------
                                             Total Energy                                $ 21,515,095
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.2%
                                             Diversified Metals & Mining -- 0.2%
    11,800,000                       BB/NR   Vedanta Resources Jersey, Ltd.,
                                             5.5%, 7/13/16                               $ 11,888,500
                                                                                         ------------
                                             Total Materials                             $ 11,888,500
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.2%
                                             Electrical Components &
                                             Equipment -- 0.2%
    13,776,000                        B/B3   General Cable Corp., 4.5%,
                                             11/15/29 (Step)                             $ 13,827,660
                                                                                         ------------
                                             Total Capital Goods                         $ 13,827,660
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.2%
                                             Homebuilding -- 0.2%
     7,375,000                        B/B2   KB Home, Inc., 1.375%, 2/1/19               $  7,577,812
     4,280,000                      BB-/B1   The Ryland Group, Inc., 0.25%,
                                             6/1/19                                         4,033,900
                                                                                         ------------
                                                                                         $ 11,611,712
                                                                                         ------------
                                             Total Consumer Durables
                                             & Apparel                                   $ 11,611,712
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.8%
                                             Health Care Equipment -- 0.8%
    12,092,000                       B+/NR   Hologic, Inc., 2.0%, 12/15/37
                                             (Step)                                      $ 13,822,668
    13,000,000                       B+/NR   Hologic, Inc., 2.0%, 3/1/42 (Step)            13,284,375
    20,755,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                 24,646,562
                                                                                         ------------
                                                                                         $ 51,753,605
-----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.0%+
     2,080,000                       B+/B2   Omnicare, Inc., 3.25%, 12/15/35             $  2,220,400
                                                                                         ------------
                                             Total Health Care Equipment
                                             & Services                                  $ 53,974,005
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.2%
                                             Biotechnology -- 0.2%
     6,690,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                             1.125%, 9/1/18 (144A)                       $  7,877,475
     7,685,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                             1.875%, 9/1/20 (144A)                          9,270,031
                                                                                         ------------
                                                                                         $ 17,147,506
                                                                                         ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences               $ 17,147,506
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.4%
                                             Internet Software &
                                             Services -- 0.0%+
     2,430,000                       NR/NR   WebMD Health Corp., 2.5%,
                                             1/31/18                                     $  2,449,744
-----------------------------------------------------------------------------------------------------
                                             Application Software -- 0.4%
    12,418,000                       NR/NR   Mentor Graphics Corp., 4.0%,
                                             4/1/31                                      $ 15,444,888
     9,565,000                      BB-/NR   Nuance Communications, Inc.,
                                             2.75%, 11/1/31                                 9,582,934
                                                                                         ------------
                                                                                         $ 25,027,822
                                                                                         ------------
                                             Total Software & Services                   $ 27,477,566
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.3%
                                             Computer Storage &
                                             Peripherals -- 0.1%
     7,285,000                       BB/NR   SanDisk Corp., 0.5%, 10/15/20
                                             (144A)                                      $  8,022,606
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 21

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.2%
    13,410,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                             5/15/41 (144A)                              $ 12,638,925
                                                                                         ------------
                                             Total Technology Hardware &
                                             Equipment                                   $ 20,661,531
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR
                                             EQUIPMENT -- 0.6%
                                             Semiconductor Equipment -- 0.2%
    12,606,000                    BBB/Baa1   Lam Research Corp., 1.25%,
                                             5/15/18                                     $ 15,639,319
-----------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.4%
    24,862,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                $ 29,259,466
     1,255,000                      BB+/NR   ON Semiconductor Corp.,
                                             2.625%, 12/15/26                               1,531,100
                                                                                         ------------
                                                                                         $ 30,790,566
                                                                                         ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                     $ 46,429,885
-----------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             CORPORATE BONDS
                                             (Cost $201,849,372)                         $224,533,460
-----------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 3.0%
                                             ENERGY -- 0.1%
                                             Oil & Gas Storage &
                                             Transportation -- 0.1%
       280,950          7.62        B+/Ba2   NuStar Logistics LP, Floating Rate
                                             Note, 1/15/43                               $  7,529,460
                                                                                         ------------
                                             Total Energy                                $  7,529,460
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.0%+
                                             Air Freight & Logistics -- 0.0%
         2,313                       NR/NR   CEVA Group Plc, 12/31/14* (d)               $  2,891,812
                                                                                         ------------
                                             Total Transportation                        $  2,891,812
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 0.7%
                                             Diversified Banks -- 0.4%
       783,175          6.00       A-/Baa1   US Bancorp, Floating Rate
                                             Note (Perpetual)                            $ 21,498,154
       234,750          6.50       A-/Baa1   US Bancorp, Floating Rate
                                             Note (Perpetual)                               6,666,900
                                                                                         ------------
                                                                                         $ 28,165,054
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.3%
        87,500          6.25         A-/NR   CoBank ACB, Floating Rate
                                             Note (Perpetual) (144A)                     $  8,897,656

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- (continued)
       316,400          6.62      BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                             Note (Perpetual)                            $  8,387,764
                                                                                         ------------
                                                                                         $ 17,285,420
                                                                                         ------------
                                             Total Banks                                 $ 45,450,474
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.2%
                                             Other Diversified Financial
                                             Services -- 0.8%
       919,550          7.88       BB+/Ba2   Citigroup Capital XIII, Floating
                                             Rate Note, 10/30/40                         $ 25,508,317
       642,000          7.12        BB+/B1   Citigroup, Inc., Floating Rate
                                             Note (Perpetual)                              16,948,800
       465,150          8.12          B/B3   GMAC Capital Trust I, Floating
                                             Rate Note, 2/15/40                            12,698,595
                                                                                         ------------
                                                                                         $ 55,155,712
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.2%
        15,956                        B/B3   Ally Financial, Inc., 7.0%
                                             (Perpetual) (144A)                          $ 15,839,322
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.1%
       236,600          5.90     BBB+/Baa2   State Street Corp., Floating Rate
                                             Note, 12/31/73                              $  6,125,574
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.1%
       324,400          7.12       BB+/Ba3   Morgan Stanley Co., Floating Rate
                                             Note (Perpetual)                            $  8,606,332
                                                                                         ------------
                                             Total Diversified Financials                $ 85,726,940
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.7%
                                             Property & Casualty
                                             Insurance -- 0.3%
       250,000          5.95      BBB-/Ba1   Aspen Insurance Holdings, Ltd.,
                                             Floating Rate Note (Perpetual)              $  6,202,500
       631,450          5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                             Note, 1/15/53                                 15,723,105
                                                                                         ------------
                                                                                         $ 21,925,605
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.4%
     4,724,859          0.00         NR/NR   Altair Re, Floating Rate Note,
                                             4/30/16 (Cat Bond)                          $  5,313,577
     7,800,000          0.00         NR/NR   Altair Re, Floating Rate Note,
                                             6/30/16 (Cat Bond)                             7,935,720
        57,000                       NR/NR   Lorenze Re, Ltd., (Cat Bond)
                                             (Perpetual)* (d)                               6,840,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 23

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     8,384,338                       NR/NR   Pangaea Re, 10/1/15 (Cat
                                             Bond) (d)                                   $  9,224,281
                                                                                         ------------
                                                                                         $ 29,313,578
                                                                                         ------------
                                             Total Insurance                             $ 51,239,183
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Diversified REIT -- 0.1%
         3,250                       A-/A3   Firstar Realty LLC, 8.875%
                                             (Perpetual) (144A)                          $  4,036,094
-----------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.0%+
       100,000                    BB+/Baa3   Digital Realty Trust, Inc.,
                                             5.875% (Perpetual)                          $  2,036,000
                                                                                         ------------
                                             Total Real Estate                           $  6,072,094
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 0.2%
                                             Integrated Telecommunication
                                             Services -- 0.2%
       572,600                   BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51                 $ 14,973,490
                                                                                         ------------
                                             Total Telecommunication Services            $ 14,973,490
-----------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $201,997,580)                         $213,883,453
-----------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCKS -- 1.1%
                                             BANKS -- 0.7%
                                             Diversified Banks -- 0.7%
        38,527                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)         $ 45,192,171
                                                                                         ------------
                                             Total Banks                                 $ 45,192,171
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.4%
                                             Other Diversified Financial
                                             Services -- 0.3%
        21,478                     BB+/Ba3   Bank of America Corp.,
                                             7.25% (Perpetual)                           $ 24,575,342
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.1%
       101,000                      BB+/NR   AMG Capital Trust II, 5.15%,
                                             10/15/37                                    $  6,495,562
                                                                                         ------------
                                             Total Diversified Financials                $ 31,070,904
-----------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE
                                             PREFERRED STOCKS
                                             (Cost $72,928,868)                          $ 76,263,075
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.1%
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.0%+
                                             Diversified Support
                                             Services -- 0.0%+
        32,369                               Velo Holdings, Inc.*                        $     53,409
                                                                                         ------------
                                             Total Commercial Services
                                             & Supplies                                  $     53,409
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Air Freight & Logistics -- 0.1%
         1,069                               CEVA Group Plc*                             $  1,335,875
-----------------------------------------------------------------------------------------------------
                                             Marine -- 0.0%+
     1,695,067                               Horizon Lines, Inc.*                        $  1,254,350
                                                                                         ------------
                                             Total Transportation                        $  2,590,225
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.0%+
                                             Other Diversified Financial
                                             Services -- 0.0%+
         4,633                               BTA Bank JSC (G.D.R.) (144A)*               $      2,544
                                                                                         ------------
                                             Total Diversified Financials                $      2,544
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.0%+
                                             Real Estate Development -- 0.0%+
       269,588                               Newhall Land Development LLC*               $  1,213,146
                                                                                         ------------
                                             Total Real Estate                           $  1,213,146
-----------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $5,036,653)                           $  3,859,324
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             ASSET BACKED
                                             SECURITIES -- 4.0%
                                             MATERIALS -- 0.1%
                                             Precious Metals & Minerals -- 0.1%
     1,308,145          6.50       BBB+/A2   ACE Securities Corp., Manufactured
                                             Housing Trust Series 2003-MH1,
                                             Floating Rate Note, 8/15/30
                                             (144A)                                      $  1,359,790
     1,600,000                      NR/Ba2   Credit-Based Asset Servicing and
                                             Securitization LLC, 5.70426%,
                                             10/25/36 (Step) (144A)                         1,558,877
     1,531,305          0.24        CCC/B1   Credit-Based Asset Servicing and
                                             Securitization LLC, Floating Rate
                                             Note, 4/25/37                                  1,241,175
                                                                                         ------------
                                                                                         $  4,159,842
                                                                                         ------------
                                             Total Materials                             $  4,159,842
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 25

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise
                                             Lines -- 0.1%
     3,159,177                        A/NR   Westgate Resorts 2012-2 LLC,
                                             3.0%, 1/20/25 (144A)                        $  3,176,963
     1,882,869                      BBB/NR   Westgate Resorts 2012-2 LLC,
                                             4.5%, 1/20/25 (144A)                           1,905,238
     2,717,551                       NR/NR   Westgate Resorts 2012-A LLC,
                                             2.25%, 8/20/25 (144A)                          2,718,393
       905,850                       NR/NR   Westgate Resorts 2012-A LLC,
                                             3.75%, 8/20/25 (144A)                            913,018
     1,448,662                        A/NR   Westgate Resorts LLC, 2.5%,
                                             3/20/25 (144A)                                 1,452,284
                                                                                         ------------
                                                                                         $ 10,165,896
                                                                                         ------------
                                             Total Consumer Services                     $ 10,165,896
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.2%
                                             Food Retail -- 0.2%
    17,589,145                     BBB-/NR   CKE Restaurant Holdings, Inc.,
                                             4.474%, 3/20/43 (144A)                      $ 17,766,760
                                                                                         ------------
                                             Total Food & Staples Retailing              $ 17,766,760
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 2.6%
                                             Thrifts & Mortgage Finance -- 2.6%
     4,972,282          0.30       BB/Baa1   Accredited Mortgage Loan Trust,
                                             Floating Rate Note, 9/25/36                 $  4,813,114
       101,387          0.55        AAA/NR   ACE Securities Corp., Home Equity
                                             Loan Trust Series 2005-SD3,
                                             Floating Rate Note, 8/25/45                      101,087
     1,796,110          0.33       BB+/Ba3   ACE Securities Corp., Home Equity
                                             Loan Trust Series 2006-ASAP2,
                                             Floating Rate Note, 3/25/36                    1,752,864
     3,673,885          0.42      BB+/Baa3   Aegis Asset Backed Securities
                                             Trust 2005-5, Floating Rate Note,
                                             12/25/35                                       3,447,868
     3,517,722          0.76       AA+/Aa1   Ameriquest Mortgage Securities,
                                             Inc., Asset-Backed Pass-Through
                                             Certificates Series 2004-R11,
                                             Floating Rate Note, 11/25/34                   3,486,045
       571,036          1.43      CCC/Caa3   Amortizing Residential Collateral
                                             Trust 2002-BC1, Floating Rate
                                             Note, 1/25/32                                    390,318
    41,839,594                     NR/Caa2   Bayview Commercial Asset Trust,
                                             3.855%, 9/25/37 (Step) (144A) (e)              2,510,376
     1,085,645                       NR/NR   Bayview Opportunity Master Fund IIa
                                             Trust 2013 Trust 2013-2RPL,
                                             3.721%, 3/28/18 (Step) (144A)                  1,077,466
     1,690,744                       NR/NR   Bayview Opportunity Master Fund
                                             Trust 2013-3RPL, 3.721%,
                                             4/28/18 (Step) (144A)                          1,707,565

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,151,027                        A/NR   Beacon Container Finance LLC,
                                             3.72%, 9/20/27 (144A)                       $  1,153,846
        56,636          0.60        AA+/NR   Bear Stearns Asset Backed
                                             Securities Trust 2005-3, Floating
                                             Rate Note, 9/25/35                                56,589
       832,375          0.43       AA+/Aa1   Bear Stearns Asset Backed
                                             Securities Trust 2006-1, Floating
                                             Rate Note, 2/25/36                               821,047
       612,865          0.28       CCC/Ba1   Bear Stearns Asset Backed
                                             Securities Trust 2006-4, Floating
                                             Rate Note, 10/25/36                              607,224
     2,797,000                      BBB/NR   Carnow Auto Receivables Trust
                                             2013-1, 2.98%, 11/15/17 (144A)                 2,801,549
     2,491,487          0.89       AA/Baa3   Carrington Mortgage Loan Trust
                                             Series 2005-NC1, Floating Rate
                                             Note, 2/25/35                                  2,488,300
       186,737          0.55        AA+/A1   Carrington Mortgage Loan Trust
                                             Series 2005-NC4, Floating Rate
                                             Note, 9/25/35                                    183,943
     1,246,754          0.26          D/B2   Carrington Mortgage Loan Trust
                                             Series 2006-FRE1, Floating Rate
                                             Note, 7/25/36                                  1,210,784
     6,112,654                      BB-/B1   Citicorp Residential Mortgage Trust
                                             Series 2006-1, 5.939%,
                                             7/25/36 (Step)                                 6,227,419
     4,475,363                       B+/B2   Citicorp Residential Mortgage Trust
                                             Series 2006-2, 5.775%,
                                             9/25/36 (Step)                                 4,705,652
     2,300,000                       CCC/C   Citicorp Residential Mortgage Trust
                                             Series 2006-2, 5.948%,
                                             9/25/36 (Step)                                 1,185,995
     9,499,693                       B-/B1   Citicorp Residential Mortgage Trust
                                             Series 2006-3, 5.703%,
                                             11/25/36 (Step)                                9,474,889
     5,608,684                       B-/B2   Citicorp Residential Mortgage Trust
                                             Series 2007-1, 5.892%,
                                             3/25/37 (Step)                                 5,516,067
     2,150,000          0.90       BBB+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 5/25/35 (144A)             2,067,988
     4,757,978          4.00         AA/NR   Citigtoup Mortgage Loan Trust
                                             2014-A, Floating Rate Note,
                                             1/1/35 (144A)                                  4,942,145
       231,877          6.24      BBB/Baa3   Conseco Financial Corp., Floating
                                             Rate Note, 12/1/28                               238,373
        12,889          0.52        AA+/A1   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 1/25/36                                     12,665

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 27

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,300,803          4.46       BB+/Ba1   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 10/25/35                              $  1,303,661
     1,254,315          5.07       BB+/Ba2   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 2/25/36                                  1,279,232
     1,116,883          0.40         B/Ba3   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 4/25/36                                  1,089,348
     3,306,209          0.33         B-/B2   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 6/25/36                                  3,148,853
       104,041          0.34         B-/B2   Countrywide Asset-Backed
                                             Certificates, Floating Rate
                                             Note, 7/25/36                                    101,114
     2,500,000                       AA/NR   Credit Acceptance Auto Loan
                                             Trust 2012-2, 2.21%,
                                             9/15/20 (144A)                                 2,533,268
     2,975,000                        A/NR   Cronos Containers Program, Ltd.,
                                             3.81%, 9/18/27 (144A)                          3,003,316
     1,654,087                    BBB/Baa2   Drug Royalty II LP 1, 4.474%,
                                             1/15/25 (144A)                                 1,690,476
       977,415          4.24      BBB/Baa2   Drug Royalty II LP 1, Floating Rate
                                             Note, 1/15/25 (144A)                             999,895
     1,415,747          1.05       BB+/Ba2   Ellington Loan Acquisition
                                             Trust 2007-2, Floating Rate Note,
                                             5/25/37 (144A)                                 1,389,835
       269,706                     AAA/Aaa   Equity One Mortgage Pass-Through
                                             Trust 2004-1, 4.205%,
                                             4/25/34 (Step)                                   272,632
     3,000,000                      BBB/NR   Exeter Automobile Receivables
                                             Trust 2012-2, 3.06%,
                                             7/16/18 (144A)                                 3,032,928
       199,832          1.23        AAA/NR   First Franklin Mortgage Loan
                                             Trust 2004-FF10, Floating Rate
                                             Note, 9/25/34                                    199,442
       360,170          0.83        AA+/NR   First Franklin Mortgage Loan
                                             Trust 2005-FF5, Floating Rate
                                             Note, 3/25/35                                    358,293
     1,600,000                      BBB/NR   First Investors Auto Owner
                                             Trust 2013-1, 2.53%,
                                             1/15/20 (144A)                                 1,604,414
     3,000,000                      BBB/NR   FRS I LLC, 3.96%, 4/15/43 (144A)               3,022,140
     8,476,177                       NR/NR   GMAT 2013-1 Trust, 3.9669%,
                                             8/25/53 (Step)                                 8,237,411
     6,579,808          0.40         B+/B3   GSAA Home Equity Trust 2005-11,
                                             Floating Rate Note, 10/25/35                   6,583,591

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       297,641          0.80        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                             Rate Note, 3/25/35                          $    295,159
       358,929          0.28         B-/B3   GSAMP Trust 2006-HE8, Floating
                                             Rate Note, 1/25/37                               343,714
       748,194          0.45          A/NR   GSAMP Trust 2006-SEA1, Floating
                                             Rate Note, 5/25/36 (144A)                        732,620
       976,000                        A/NR   HLSS Servicer Advance Receivables
                                             Trust, 3.96%, 10/15/45 (144A)                    997,179
     2,009,651          0.53         A+/A2   Home Equity Asset Trust 2005-7,
                                             Floating Rate Note, 1/25/36                    1,939,140
     2,435,550          0.32        BB+/A2   Home Equity Asset Trust 2006-4,
                                             Floating Rate Note, 8/25/36                    2,380,163
     5,929,680                      BBB/NR   Icon Brands Holdings LLC, 4.229%,
                                             1/25/43 (144A)                                 5,913,003
       991,255          0.85        AA+/A2   Irwin Whole Loan Home Equity
                                             Trust 2005-C, Floating Rate
                                             Note, 3/25/25                                    920,926
       174,373          0.39        AA+/A1   JP Morgan Mortgage Acquisition
                                             Corp., 2005-OPT2, Floating Rate
                                             Note, 12/25/35                                   173,985
       769,116          0.30       BB/Baa3   JP Morgan Mortgage Acquisition
                                             Trust 2006-ACC1, Floating Rate
                                             Note, 5/25/36                                    752,335
     3,139,702                       NR/A1   Leaf Receivables Funding 8 LLC,
                                             2.67%, 9/15/20 (144A)                          3,170,408
     2,141,566                     NR/Baa1   Leaf Receivables Funding 8 LLC,
                                             5.5%, 9/15/20 (144A)                           2,090,168
       957,332                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                             Contract Trust 2001-B, 5.873%,
                                             4/15/40                                        1,011,679
     6,089,598          0.40        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                 5,417,313
     5,125,929          2.40         A+/A3   Madison Avenue Manufactured
                                             Housing Contract Trust 2002-A,
                                             Floating Rate Note, 3/25/32                    5,121,936
     1,818,470          0.30       B-/Caa2   Nationstar Home Equity Loan
                                             Trust 2007-A, Floating Rate
                                             Note, 3/25/37                                  1,718,911
     4,768,000                      AAA/NR   Nationstar Mortgage Advance
                                             Receivables Trust 2013-T2,
                                             1.679%, 6/20/46 (144A)                         4,745,638
     1,725,000                        A/NR   Nationstar Mortgage Advance
                                             Receivables Trust 2013-T2,
                                             2.19%, 6/20/46 (144A)                          1,715,512
     2,219,606          0.95        AA+/NR   Option One Mortgage Loan
                                             Trust 2005-1, Floating Rate
                                             Note, 2/25/35                                  2,170,988

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 29

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     2,104,694          5.91         AA/A3   Origen Manufactured Housing
                                             Contract Trust 2004-A, Floating
                                             Rate Note, 1/15/35                          $  2,233,731
     1,829,766          5.46       AAA/Aa3   Origen Manufactured Housing
                                             Contract Trust 2004-B, Floating
                                             Rate Note, 11/15/35                            1,888,073
       700,787          5.73         AA/A3   Origen Manufactured Housing
                                             Contract Trust 2004-B, Floating
                                             Rate Note, 11/15/35                              735,565
     1,368,850          5.46         AA/A3   Origen Manufactured Housing
                                             Contract Trust 2005-A, Floating
                                             Rate Note, 6/15/36                             1,431,865
       777,186                       NR/A2   Oxford Finance Funding Trust 2012-1,
                                             3.9%, 3/15/17 (144A)                             784,472
     1,143,320          0.62        AA+/A1   RAMP Series 2005-EFC2 Trust,
                                             Floating Rate Note, 7/25/35                    1,127,140
     1,036,493          0.34        B+/Ba3   RAMP Series 2006-NC1 Trust,
                                             Floating Rate Note, 1/25/36                    1,011,707
       801,395          0.31       BB+/Ba1   RAMP Series 2006-RZ3 Trust,
                                             Floating Rate Note, 8/25/36                      771,822
        72,537          0.32     BBB+/Baa1   RASC Series 2006-KS3 Trust,
                                             Floating Rate Note, 4/25/36                       72,215
     3,982,948          0.33        CCC/B2   RASC Series 2007-KS3 Trust,
                                             Floating Rate Note, 4/25/37                    3,910,124
     1,447,919          0.34         B/Ba1   Soundview Home Loan Trust 2006-1,
                                             Floating Rate Note, 2/25/36                    1,415,155
    10,000,000                        A/NR   Springleaf Funding Trust 2013-A,
                                             2.58%, 9/15/21 (144A)                         10,060,200
     5,000,000                        A/NR   Springleaf Funding Trust, 2.41%,
                                             12/25/22 (144A)                                4,987,720
     1,083,024                        A/NR   STORE Master Funding LLC, 4.16%,
                                             3/20/43 (144A)                                 1,090,035
        19,253          0.75       AA+/Aa1   Structured Asset Investment Loan
                                             Trust 2005-4, Floating Rate
                                             Note, 5/25/35                                     19,247
     2,368,036          0.35       CCC/Ba3   Structured Asset Investment Loan
                                             Trust 2006-1, Floating Rate
                                             Note, 1/25/36                                  2,293,407
     1,067,596          0.28      CCC/Baa3   Structured Asset Securities Corp
                                             Mortgage Loan Trust 2007-BC2,
                                             Floating Rate Note, 3/25/37                    1,034,762
       219,263          7.00         NR/A3   UCFC Manufactured Housing
                                             Contract, Floating Rate Note,
                                             4/15/29                                          221,827
     1,114,607          0.56        AAA/A3   Wells Fargo Home Equity
                                             Asset-Backed Securities 2005-2
                                             Trust, Floating Rate Note, 11/25/35            1,110,924

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,102,951          0.53        AA+/NR   Wells Fargo Home Equity
                                             Asset-Backed Securities 2005-3
                                             Trust, Floating Rate Note, 12/25/35         $  1,085,245
                                                                                         ------------
                                                                                         $181,727,040
                                                                                         ------------
                                             Total Banks                                 $181,727,040
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.0%
                                             Other Diversified Financial
                                             Services -- 0.2%
     2,392,361                        A/NR   Mid-State Capital Trust 2010-1,
                                             5.25%, 12/15/45 (144A)                      $  2,482,546
     2,432,234                      BBB/NR   Mid-State Capital Trust 2010-1,
                                             7.0%, 12/15/45 (144A)                          2,527,928
       276,315                      AAA/NR   Newcastle Investment Trust
                                             2010-MH1, 4.5%, 7/10/35 (144A)                   278,189
     1,467,670                       A+/NR   Sierra Timeshare 2012-3
                                             Receivables Funding LLC, 1.87%,
                                             8/20/29 (144A)                                 1,479,681
     3,799,167                       A-/NR   Textainer Marine Containers, Ltd.,
                                             4.21%, 4/15/27 (144A)                          3,802,666
     3,275,000          1.85          B/B2   Truman Capital Mortgage Loan Trust,
                                             Floating Rate Note, 1/25/34                    3,216,607
                                                                                         ------------
                                                                                         $ 13,787,617
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.3%
    17,028,350                   BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                             5.216%, 1/25/42 (144A)                      $ 18,215,567
     1,331,874                       NR/A2   Hercules Capital Funding
                                             Trust 2012-1, 3.32%,
                                             12/16/17 (144A)                                1,336,036
     2,287,035                      NR/Aaa   JG Wentworth XXII LLC, 3.82%,
                                             12/15/48 (144A)                                2,400,078
                                                                                         ------------
                                                                                         $ 21,951,681
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.4%
     1,839,000                     BBB+/NR   American Credit Acceptance
                                             Receivables Trust 2012-2, 4.05%,
                                             2/15/18 (144A)                              $  1,868,994
     1,600,000                      NR/Aaa   AmeriCredit Automobile
                                             Receivables Trust 2011-3,
                                             4.04%, 7/10/17                                 1,664,198
     3,350,000                       A+/NR   AmeriCredit Automobile
                                             Receivables Trust 2013-1,
                                             1.57%, 1/8/19                                  3,345,849
     3,026,000                     NR/Baa2   California Republic Auto
                                             Receivables Trust 2012-1, 3.0%,
                                             1/15/20 (144A)                                 3,051,890

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 31

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- (continued)
     3,165,000                    BBB/Baa1   Capital Auto Receivables Asset
                                             Trust/Ally, 2.19%, 9/20/21                  $  3,142,282
     3,333,333                        A/NR   Global SC Finance II SRL, 4.11%,
                                             7/19/27 (144A)                                 3,362,480
        11,611          0.41        A+/Ba1   Home Equity Loan Trust 2003-HS4,
                                             Floating Rate Note, 1/25/29                       10,483
     2,900,000                      AA+/NR   Prestige Auto Receivables
                                             Trust 2011-1, 3.9%,
                                             7/16/18 (144A)                                 2,944,648
     2,420,000                      AA/Aaa   Santander Drive Auto Receivables
                                             Trust 2012-1, 3.78%, 11/15/17                  2,491,879
     3,700,000                       A/Aaa   Santander Drive Auto Receivables
                                             Trust 2012-5, 2.7%, 8/15/18                    3,808,872
                                                                                         ------------
                                                                                         $ 25,691,575
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.1%
     4,422,250                        A/NR   Triton Container Finance LLC,
                                             4.21%, 5/14/27 (144A)                       $  4,435,636
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 0.0%+
     1,700,000          1.31        NR/Aa2   Chesapeake Funding LLC, Floating
                                             Rate Note, 5/7/24 (144A)                    $  1,714,340
                                                                                         ------------
                                             Total Diversified Financials                $ 67,580,849
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $278,658,061)                         $281,400,387
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 10.2%
                                             BANKS -- 8.0%
                                             Thrifts & Mortgage Finance -- 8.0%
         4,531          2.53      BBB+/Ba3   Adjustable Rate Mortgage
                                             Trust 2004-5, Floating Rate
                                             Note, 4/25/35                               $      4,366
     3,494,598                      BB-/NR   Alternative Loan Trust 2003-16T1,
                                             5.25%, 9/25/33                                 3,711,218
     6,247,050                     BBB+/NR   Alternative Loan Trust 2003-21T1,
                                             5.75%, 12/25/33                                6,539,449
     1,085,751                      BB-/B2   Alternative Loan Trust 2003-J1,
                                             4.75%, 10/25/33                                1,112,324
     1,889,381                      CCC/B2   Alternative Loan Trust 2004-28CB,
                                             5.5%, 1/25/35                                  1,957,787
     3,365,673                     BBB-/B3   Alternative Loan Trust 2004-2CB,
                                             5.75%, 3/25/34                                 3,403,220
       418,680          0.55      BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                             Floating Rate Note, 3/25/34                      416,177

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       767,619                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                             4.25%, 4/25/34                              $    786,846
     3,163,456                    CCC/Caa3   Alternative Loan Trust 2005-1CB,
                                             5.5%, 3/25/35                                  2,799,956
     1,759,596                    AA+/Baa1   Alternative Loan Trust
                                             Resecuritization 2003-23T2R,
                                             4.25%, 9/25/33                                 1,823,517
     3,246,004          2.33       AA+/Ba1   American Home Mortgage
                                             Investment Trust 2005-1, Floating
                                             Rate Note, 6/25/45                             3,287,069
       484,051          2.14       BBB+/A1   Ares VR CLO, Ltd., Floating Rate
                                             Note, 2/24/18 (144A)                             480,094
     3,574,642                     A+/Baa2   Bank of America Alternative Loan
                                             Trust 2003-2, 5.75%, 4/25/33                   3,933,294
     3,873,482                     NR/Baa2   Bank of America Alternative Loan
                                             Trust 2003-7, 5.5%, 9/25/33                    4,033,643
     2,063,387                       NR/B2   Bank of America Alternative Loan
                                             Trust 2004-10, 6.0%, 11/25/34                  2,066,949
     2,094,972                      NR/Ba3   Bank of America Alternative Loan
                                             Trust 2004-12, 5.5%, 1/25/20                   2,125,668
     1,055,800                      NR/Ba2   Bank of America Alternative Loan
                                             Trust 2004-2, 6.0%, 3/25/34                    1,092,284
       335,268                       NR/B3   Bank of America Alternative Loan
                                             Trust 2004-3, 5.0%, 4/25/19                      345,055
     1,310,685                       NR/B2   Bank of America Alternative Loan
                                             Trust 2004-3, 6.0%, 4/25/34                    1,328,289
     2,366,757                       NR/B2   Bank of America Alternative Loan
                                             Trust 2004-4, 5.25%, 5/25/34                   2,399,866
     3,754,755                      NR/Ba3   Bank of America Alternative Loan
                                             Trust 2004-6, 5.0%, 7/25/19                    3,819,915
     2,630,634                      CCC/B2   Bank of America Funding 2005-5
                                             Trust, 5.5%, 9/25/35                           2,743,546
     4,188,665                      CCC/NR   Bank of America Funding 2005-8
                                             Trust, 5.5%, 1/25/36                           4,186,323
     1,873,538          0.29         BB-/A   Bank of America Funding 2010-R4
                                             Trust, Floating Rate Note,
                                             8/26/36 (144A)                                 1,855,469
     2,897,642          2.77       NR/Baa3   Bank of America Mortgage 2003-H
                                             Trust, Floating Rate Note, 9/25/33             2,898,998
     3,139,071          2.78       NR/Baa3   Bank of America Mortgage 2003-H
                                             Trust, Floating Rate Note, 9/25/33             3,093,081
     5,379,123          2.82        NR/Ba2   Bank of America Mortgage 2003-I
                                             Trust, Floating Rate Note, 10/25/33            5,454,049
     1,142,866          2.70        AA+/NR   Bank of America Mortgage 2004-E
                                             Trust, Floating Rate Note, 6/25/34             1,148,342

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 33

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       698,584          2.94        NR/Ba3   Bank of America Mortgage 2004-L
                                             Trust, Floating Rate Note, 1/25/35          $    700,308
     1,995,824          5.10       BBB+/NR   Bank of America Mortgage 2005-H
                                             Trust, Floating Rate Note, 9/25/35             1,993,539
     4,051,230                       A+/NR   Bank of America Mortgage Trust
                                             2004-11, 5.75%, 1/25/35                        4,253,885
       521,776                       B-/NR   Bank of America Mortgage Trust
                                             2004-7, 4.5%, 8/25/19                            530,266
       114,860                    AA+/Baa1   Bank of America Mortgage Trust
                                             2005-9, 4.75%, 10/25/20                          115,086
    24,422,847                     NR/Caa2   Bayview Commercial Asset Trust,
                                             4.14438%, 7/25/37 (Step)
                                             (144A) (e)                                       366,343
     1,943,971          1.15        A/Baa1   Bayview Commercial Asset Trust,
                                             Floating Rate Note, 1/25/35 (144A)             1,767,870
     1,230,378          2.98         NR/NR   Bayview Opportunity Master Fund
                                             Trust IIB LP, Floating Rate Note,
                                             1/28/33 (144A)                                 1,227,302
     1,383,298          2.50         NR/NR   BCAP LLC 2010-RR10 Trust, Floating
                                             Rate Note, 12/27/34 (144A)                     1,391,087
     1,560,908          2.62       A+/Baa3   Bear Stearns ALT-A Trust 2003-3,
                                             Floating Rate Note, 10/25/33                   1,562,083
       680,141          0.65      AAA/Baa1   Bear Stearns ALT-A Trust 2005-2,
                                             Floating Rate Note, 3/25/35                      656,006
     1,251,993          2.31      AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                             Floating Rate Note, 8/25/33                    1,244,886
       423,476          2.75        A+/Ba3   Bear Stearns ARM Trust 2003-6,
                                             Floating Rate Note, 8/25/33                      425,248
     1,163,931          4.84        CCC/B2   Bear Stearns ARM Trust 2004-12,
                                             Floating Rate Note, 2/25/35                    1,178,060
     3,702,320          3.09      BBB+/Ba1   Bear Stearns ARM Trust 2004-9,
                                             Floating Rate Note, 11/25/34                   3,691,657
     1,128,971          7.42      BBB+/Aaa   Bear Stearns Commercial Mortgage
                                             Securities Trust 2002-TOP6, Floating
                                             Rate Note, 10/15/36 (144A)                     1,139,886
       317,385                     A+/Baa1   Chase Mortgage Finance Trust
                                             Series 2003-S11, 5.0%, 10/25/33                  324,001
        15,021          3.01         B-/B1   CHL Mortgage Pass-Through
                                             Trust 2003-42, Floating Rate
                                             Note, 9/25/33                                     14,442
     1,326,327                      NR/Ba2   CHL Mortgage Pass-Through
                                             Trust 2004-J2, 5.5%, 3/25/34                   1,381,173
       979,775                     NR/Caa1   CHL Mortgage Pass-Through
                                             Trust 2005-19, 5.5%, 8/25/35                     971,942
         5,937                       NR/B1   Citicorp Mortgage Securities
                                             Trust Series 2006-1, 5.0%, 2/25/36                 6,259

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
        83,792                      NR/Ba1   Citicorp Mortgage Securities Trust
                                             Series 2007-2, 5.5%, 2/25/22                $     84,940
        83,215                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                             6.75%, 8/25/34                                    89,466
     1,204,259          2.63        CCC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 9/25/35                    1,187,113
     4,500,000          4.65        AA-/A3   City Center Trust 2011-CCHP,
                                             Floating Rate Note, 7/15/28 (144A)             4,523,836
       196,132          6.85          B/NR   COMM 2000-C1 Mortgage Trust,
                                             Floating Rate Note, 8/15/33 (144A)               190,438
       751,321          0.28        AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                             Floating Rate Note, 12/15/20 (144A)              747,852
       581,244          4.81         NR/A2   COMM 2011-FL1 Mortgage Trust,
                                             Floating Rate Note, 7/17/28 (144A)               581,420
     3,650,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage
                                             Trust, 3.147%, 8/15/45                         3,589,049
     1,900,000                      NR/Aaa   COMM 2012-CCRE2 Mortgage
                                             Trust, 3.791%, 8/15/45                         1,919,880
     1,275,000                      NR/Aa2   COMM 2012-CCRE2 Mortgage
                                             Trust, 4.393%, 8/15/45                         1,313,680
     4,047,000                     AAA/Aaa   COMM 2012-CCRE4 Mortgage
                                             Trust, 2.436%, 10/15/45                        3,947,161
     2,365,416                     AAA/Aaa   COMM 2012-CCRE4 Mortgage
                                             Trust, 3.251%, 10/15/45                        2,301,245
     1,550,000          4.93        NR/Aa2   COMM 2012-LC4 Mortgage Trust,
                                             Floating Rate Note, 12/10/44                   1,659,862
     8,000,000                     AAA/Aaa   COMM 2013-LC6 Mortgage Trust,
                                             2.941%, 1/10/46                                7,673,048
     2,575,000                      NR/Aaa   Commercial Mortgage Pass
                                             Through Certificates, 2.822%,
                                             11/15/45                                       2,464,041
    13,326,418                     NR/Baa1   Credit Suisse Commercial
                                             Mortgage Trust Series 2007-C1,
                                             5.361%, 2/15/40                               14,163,264
       691,450                        D/NR   Credit Suisse First Boston
                                             Mortgage Securities Corp.,
                                             5.0%, 8/25/20                                    691,205
     2,550,161          6.01       NR/Caa1   Credit Suisse First Boston
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 11/15/36 (144A)                     2,610,429
     2,535,660          2.55      BBB+/Ba2   Credit Suisse First Boston
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 11/25/33                            2,538,942
     5,390,821          2.50       BBB+/B1   Credit Suisse First Boston
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 6/25/34                             5,415,495

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 35

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       743,333                     NR/Caa1   CSMC Mortgage-Backed Trust
                                             2007-3, 5.0%, 4/25/37                       $    739,770
     3,017,034          1.15         NR/NR   CSMC Series 2010-14R, Floating
                                             Rate Note, 11/26/37 (144A)                     2,836,012
     2,950,000          5.56          A/A2   DBUBS 2011-LC1 Mortgage
                                             Trust, Floating Rate Note,
                                             11/10/46 (144A)                                3,277,500
     6,767,000          5.42        NR/Aa2   DBUBS 2011-LC3 Mortgage
                                             Trust, Floating Rate Note,
                                             8/10/44 (144A)                                 7,524,918
       992,065          5.25        NR/Ba1   First Horizon Mortgage Pass-
                                             Through Trust 2004-AR5, Floating
                                             Rate Note, 10/25/34                              978,925
     2,393,361          2.59        BB-/B1   First Horizon Mortgage Pass-
                                             Through Trust 2005-AR1, Floating
                                             Rate Note, 4/25/35                             2,341,214
     3,637,440          2.55         B-/NR   First Horizon Mortgage
                                             Pass-Through Trust 2005-AR2,
                                             Floating Rate Note, 6/25/35                    3,383,583
     5,249,155                     BB/Caa3   Global Mortgage Securitization,
                                             Ltd., 5.25%, 4/25/32 (144A)                    5,157,090
     7,655,402          0.42      BBB+/Ba2   Global Mortgage Securitization,
                                             Ltd., Floating Rate Note, 4/25/32              7,334,802
     2,946,121          4.60        CCC/NR   GMACM Mortgage Loan
                                             Trust 2005-AR2, Floating Rate
                                             Note, 5/25/35                                  2,809,556
     5,609,335                      A-/Ba1   GS Mortgage Securities Corp., II
                                             Series 2005-GG4, 4.782%, 7/10/39               5,746,046
     5,800,000          2.76       NR/Baa3   GS Mortgage Securities Corp., II,
                                             Floating Rate Note, 11/8/29 (144A)             5,880,777
     4,500,000                      AA-/NR   GS Mortgage Securities Corp., II,
                                             3.682%, 2/10/46 (144A)                         4,372,695
     4,000,000                      NR/Aaa   GS Mortgage Securities Corp., II,
                                             5.56%, 11/10/39                                4,363,496
     7,000,000                      AAA/NR   GS Mortgage Securities Trust
                                             2013-GCJ12, 3.135%, 6/10/46                    6,784,246
       878,789          5.72          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                             Floating Rate Note, 2/25/34                      848,559
     2,945,286                      BB-/NR   GSR Mortgage Loan Trust 2005-1F,
                                             6.0%, 2/25/35                                  3,036,554
     3,026,567          2.65       BBB+/NR   GSR Mortgage Loan Trust 2005-AR1,
                                             Floating Rate Note, 1/25/35                    3,071,360
       219,855          2.37       AA+/Ba1   HarborView Mortgage Loan Trust
                                             2004-1, Floating Rate Note, 4/19/34              219,098
     6,500,000                      AAA/NR   HLSS Servicer Advance Receivables
                                             Trust, 1.2437%, 1/17/45                        6,503,900

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     2,022,915          0.79        BB/Ba3   Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                 $  1,908,527
     1,900,875          0.87     BBB-/Baa2   Impac CMB Trust Series 2004-5,
                                             Floating Rate Note, 10/25/34                   1,832,377
     3,287,912          0.95        B-/Ba1   Impac CMB Trust Series 2004-6,
                                             Floating Rate Note, 10/25/34                   3,166,269
    10,821,039          0.89       BBB+/A3   Impac CMB Trust Series 2004-7,
                                             Floating Rate Note, 11/25/34                  10,193,180
     3,408,172          0.91         B/Ba3   Impac CMB Trust Series 2004-9,
                                             Floating Rate Note, 1/25/35                    3,042,247
     5,998,690          0.67      BB+/Baa1   Impac CMB Trust Series 2005-2,
                                             Floating Rate Note, 4/25/35                    5,550,096
        62,101          0.95       AAA/Aaa   Impac Secured Assets CMN
                                             Owner Trust, Floating Rate
                                             Note, 11/25/34                                    60,680
     2,196,247          0.50       AAA/Aaa   Impac Secured Assets
                                             Trust 2006-2, Floating Rate
                                             Note, 8/25/36                                  2,149,135
     5,022,608          0.35      BB+/Baa2   Impac Secured Assets
                                             Trust 2006-5, Floating Rate
                                             Note, 12/25/36                                 4,619,995
     6,944,736          3.17        AAA/NR   Irvine Core Office Trust 2013-IRV,
                                             Floating Rate Note, 5/15/48 (144A)             6,745,679
     4,000,000                        B/B3   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2006-CIBC16, 5.623%, 5/12/45                   4,026,400
     3,187,692          0.52        NR/Ba1   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2006-FL2, Floating Rate Note,
                                             11/15/18 (144A)                                3,027,042
     4,400,000                      AAA/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2010-C2, 3.6159%,
                                             11/15/43 (144A)                                4,659,120
     1,300,000          5.51          A/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2010-C2, Floating Rate Note,
                                             11/15/43 (144A)                                1,439,005
     5,200,000                      NR/Aaa   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2011-C5, 4.1712%, 8/15/46                      5,516,602
     4,000,000          3.98         AA/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust 2012-C8,
                                             Floating Rate Note,
                                             10/15/45 (144A)                                3,994,408
     4,714,234          0.00         NR/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust 2013-A5,
                                             Floating Rate Note, 7/25/20                    4,841,551

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 37

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     6,500,000          1.96         A-/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust
                                             2013-FL3, Floating Rate Note,
                                             4/15/28 (144A)                              $  6,515,632
     4,570,000          3.11         BB/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust 2013-FL3,
                                             Floating Rate Note, 4/15/28 (144A)             4,559,978
       696,228          2.62         A+/NR   JP Morgan Mortgage Trust 2004-A2,
                                             Floating Rate Note, 5/25/34                      698,478
     3,084,709                      B-/Ba2   JP Morgan Mortgage Trust 2004-S1,
                                             6.0%, 9/25/34                                  3,248,421
     1,663,051          2.26      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                             Floating Rate Note, 7/25/35                    1,667,962
     1,498,085          5.06       NR/Caa1   JP Morgan Mortgage Trust 2005-A7,
                                             Floating Rate Note, 10/25/35                   1,492,336
     3,970,841          3.50        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                             Floating Rate Note, 5/25/43 (144A)             3,894,116
     3,922,778          3.72        AAA/NR   JP Morgan Mortgage Trust 2013-2,
                                             Floating Rate Note, 5/25/43 (144A)             3,717,852
     3,573,115          3.50        AAA/NR   JP Morgan Mortgage Trust 2014-1,
                                             Floating Rate Note, 1/25/44 (144A)             3,530,748
     2,749,964          4.00        AAA/NR   JP Morgan Mortgage Trust 2014-1,
                                             Floating Rate Note, 1/25/44 (144A)             2,802,238
     1,572,193          2.75         NR/NR   La Hipotecaria Panamanian Mortgage
                                             Trust 2010-1, Floating Rate Note,
                                             9/8/39 (144A)                                  1,639,994
     4,838,298                     AAA/Aaa   LB-UBS Commercial Mortgage
                                             Trust 2005-C3, 4.739%, 7/15/30                 4,982,377
     3,010,000                     NR/Baa1   LEAF Receivables Funding 9 LLC,
                                             5.11%, 9/15/21 (144A)                          3,010,000
       694,040          1.06      BBB+/Aa2   Lehman Brothers Floating Rate
                                             Commercial Mortgage Trust
                                             2007-LLF C5, Floating Rate Note,
                                             6/15/22 (144A)                                   693,674
     2,052,305          0.35      BBB+/Aa3   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2006-2,
                                             Floating Rate Note, 9/25/36 (144A)             1,891,328
     1,509,594          1.10        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial Mortgage Trust 2007-3
                                             Class 1A4, Floating Rate Note,
                                             10/25/37 (144A)                                1,498,626
     1,914,360          0.37        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             4/25/31 (144A)                                 1,762,936
     2,361,478          0.40        A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             9/25/30 (144A)                                 2,204,154

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     4,920,000          5.38         NR/A2   LSTAR Commercial Mortgage Trust,
                                             Floating Rate Note,
                                             6/25/43 (144A)                              $  5,182,669
       938,263          2.11       A+/Baa2   MASTR Adjustable Rate Mortgages
                                             Trust 2003-3, Floating Rate Note,
                                             9/25/33                                          938,334
     1,065,531                    AA+/Baa1   MASTR Alternative Loan
                                             Trust 2003-5, 6.5%, 6/25/33                    1,100,580
     2,655,646                      BB+/NR   MASTR Alternative Loan
                                             Trust 2004-10, 5.5%, 10/25/19                  2,721,947
       612,114                       B+/NR   MASTR Alternative Loan
                                             Trust 2004-13, 5.5%, 1/25/35                     630,702
     1,359,839          6.03         A+/NR   MASTR Alternative Loan
                                             Trust 2004-13, Floating Rate
                                             Note, 1/25/35                                  1,442,567
     6,913,873                       B-/NR   MASTR Alternative Loan
                                             Trust 2004-6, 6.0%, 7/25/34                    7,191,300
     3,418,087                       A+/NR   MASTR Alternative Loan
                                             Trust 2005-1, 5.5%, 2/25/35                    3,470,753
     1,744,644          6.64         A-/NR   MASTR Seasoned Securitization
                                             Trust 2005-1, Floating Rate
                                             Note, 9/25/32                                  1,824,594
     1,260,873          2.38        BBB/B1   Merrill Lynch Mortgage Investors
                                             Trust Series 2005-2, Floating
                                             Rate Note, 10/25/35                            1,279,743
     3,903,688          0.61       A+/Baa1   Merrill Lynch Mortgage Investors
                                             Trust Series MLCC 2004-A,
                                             Floating Rate Note, 4/25/29                    3,713,071
     1,560,176          0.93        BB+/B2   Merrill Lynch Mortgage Investors
                                             Trust Series MLCC 2004-D,
                                             Floating Rate Note, 9/25/29                    1,342,931
     4,518,499          2.48       BBB+/NR   Merrill Lynch Mortgage Investors
                                             Trust Series MLMI 2005-A2,
                                             Floating Rate Note, 2/25/35                    4,491,560
    11,000,000                       NR/NR   Morgan Stanley Re-REMIC
                                             Trust 2010-R9, 5.0%,
                                             11/26/36 (144A)                               11,097,010
     4,717,281          3.75        AAA/NR   Nationstar Mortgage Loan
                                             Trust 2013-A, Floating Rate
                                             Note, 12/25/52 (144A)                          4,840,845
     3,400,000          0.35         NR/NR   Nomura Resecuritization
                                             Trust 2011-3R, Floating Rate
                                             Note, 7/26/37 (144A)                           3,300,040
     1,301,000          4.41      BBB/Baa3   NorthStar 2012-1 Mortgage
                                             Trust, Floating Rate Note,
                                             8/25/29 (144A)                                 1,319,478

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 39

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     2,539,883          0.40        BB+/B2   Opteum Mortgage Acceptance
                                             Corp., Asset Backed Pass-Through
                                             Certificates 2005-5, Floating
                                             Rate Note, 12/25/35                         $  2,498,501
     6,435,000                       NR/NR   ORES NPL LLC, 3.0%,
                                             3/27/24 (144A)                                 6,435,000
     1,773,675                       NR/A2   PHH Mortgage Capital LLC,
                                             6.6%, 12/25/27 (Step) (144A)                   1,802,961
       727,743                    AA+/Baa1   RALI Series 2002-QS14 Trust,
                                             5.5%, 9/25/32                                    743,810
       258,265                      A+/Aa3   RALI Series 2003-QS1 Trust,
                                             5.0%, 1/25/33                                    260,985
       755,580                        B/B1   RALI Series 2003-QS11 Trust,
                                             5.25%, 6/25/33                                   786,778
     3,821,547          0.72        B+/Ba1   RALI Series 2003-QS11 Trust,
                                             Floating Rate Note, 6/25/33                    3,627,076
     3,725,911          0.70        B-/Ba2   RALI Series 2003-QS13 Trust,
                                             Floating Rate Note, 7/25/33                    3,538,561
       667,067                      NR/Ba1   RALI Series 2003-QS14 Trust,
                                             5.0%, 7/25/18                                    678,812
     2,293,807                       NR/B3   RALI Series 2004-QS16 Trust,
                                             5.5%, 12/25/34                                 2,337,993
       541,750                      NR/Ba3   RALI Series 2004-QS3 Trust,
                                             5.0%, 3/25/19                                    560,607
     2,041,268          0.65        BB+/NR   RALI Series 2004-QS4 Trust,
                                             Floating Rate Note, 3/25/34                    1,987,360
     2,000,000                       B+/B1   RALI Series 2004-QS5 Trust,
                                             5.75%, 4/25/34                                 2,050,536
       938,292          0.75       BB+/Ba3   RALI Series 2004-QS5 Trust,
                                             Floating Rate Note, 4/25/34                      920,764
     1,599,799          0.73         A+/A2   RAMP Series 2004-SL1 Trust,
                                             Floating Rate Note, 10/25/31                   1,184,200
     2,158,451                     NR/Baa3   RCMC LLC, 5.62346%,
                                             11/15/44 (144A)                                2,212,190
     4,808,454          1.55        B-/Ba3   RESI Finance LP, Floating Rate
                                             Note, 9/10/35 (144A)                           4,224,213
       982,430                       B-/NR   Residential Asset Securitization
                                             Trust 2004-A10, 5.5%, 2/25/35                  1,002,314
     2,484,747          0.60       BBB+/NR   Residential Asset Securitization
                                             Trust 2004-A7, Floating Rate
                                             Note, 10/25/34                                 2,263,520
     4,566,407                      CCC/NR   Residential Asset Securitization
                                             Trust 2005-A9, 5.5%, 7/25/35                   4,543,735
     4,516,590                       NR/B3   RFMSI Series 2005-S5 Trust,
                                             5.25%, 7/25/35                                 4,665,105
        37,263                      CCC/NR   RFMSI Series 2005-S6 Trust,
                                             5.25%, 8/25/35                                    37,883

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,296,167          0.78      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                             Floating Rate Note, 9/20/33                 $  1,294,024
     1,122,054          0.51       A+/Baa2   Sequoia Mortgage Trust 2004-8,
                                             Floating Rate Note, 9/20/34                    1,065,320
     2,931,004          0.50       A+/Baa2   Sequoia Mortgage Trust 2004-9,
                                             Floating Rate Note, 10/20/34                   2,766,270
     1,882,298          0.38      BBB+/Ba1   Sequoia Mortgage Trust 2005-2,
                                             Floating Rate Note, 3/20/35                    1,661,583
     5,244,919          0.36      BBB+/Ba3   Sequoia Mortgage Trust 2005-3,
                                             Floating Rate Note, 5/20/35                    4,838,626
     2,755,462          1.55        NR/Aaa   Sequoia Mortgage Trust 2013-4,
                                             Floating Rate Note, 4/25/43                    2,532,352
     6,680,711          3.00        AAA/NR   Sequoia Mortgage Trust 2013-7,
                                             Floating Rate Note, 6/25/43                    6,243,318
     3,478,337          2.25        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                    3,291,867
     3,738,378          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                    3,431,341
       394,990                     NR/Baa3   SMA Issuer I LLC, 3.5%,
                                             8/20/25 (144A)                                   394,442
     1,100,000          5.30        BBB/NR   Springleaf Mortgage Loan
                                             Trust 2012-3, Floating Rate Note,
                                             12/25/59 (144A)                                1,138,961
     1,169,216          2.86        BB/Ba2   Structured Adjustable Rate
                                             Mortgage Loan Trust Class 1A1,
                                             Floating Rate Note, 3/25/34                    1,186,976
     2,918,062          2.37       BBB-/B3   Structured Adjustable Rate
                                             Mortgage Loan Trust, Floating Rate
                                             Note, 1/25/35                                  2,870,299
        27,539          2.50      AA+/Baa3   Structured Adjustable Rate
                                             Mortgage Loan Trust, Floating Rate
                                             Note, 2/25/34                                     27,879
     4,661,512          0.90        A+/Ba1   Structured Asset Mortgage
                                             Investments Trust 2003-AR2,
                                             Floating Rate Note, 12/19/33                   4,455,930
     2,004,882                     CC/Caa2   Structured Asset Securities Corp.,
                                             Trust 2005-15, 6.0%, 8/25/35                   1,878,053
     3,805,530          2.67       A+/Baa3   Structured Asset Securities Corp.,
                                             Mortgage Certificates
                                             Series 2003-31A, Floating Rate
                                             Note, 10/25/33                                 3,836,160
     3,465,604          2.51      AA+/Baa3   Structured Asset Securities Corp.,
                                             Mortgage Pass-Through Certificates
                                             Series 2003-22A, Floating Rate
                                             Note, 6/25/33                                  3,499,026

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 41

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,659,963          2.45        A+/Ba2   Structured Asset Securities Corp.
                                             Mortgage Pass-Through Certificates
                                             Series 2003-24A, Floating Rate
                                             Note, 7/25/33                               $  1,666,168
     4,026,799          1.63      AA+/Baa3   Thornburg Mortgage Securities
                                             Trust Class II2A, Floating Rate
                                             Note, 3/25/44                                  3,945,220
     3,397,134          2.61      AAA/Baa3   Thornburg Mortgage Securities
                                             Trust Class II4A, Floating Rate
                                             Note, 3/25/44                                  3,389,008
       750,000                     AAA/Aa1   TimberStar Trust 1, 5.668%,
                                             10/15/36 (144A)                                  812,474
     6,646,000                       BB/B1   TimberStar Trust 1, 7.5296%,
                                             10/15/36 (144A)                                6,776,082
     6,000,000                       NR/NR   Vericrest Opportunity Loan
                                             Transferee, 3.25%, 11/25/53 (Step)             6,000,000
     1,476,103                       NR/NR   VOLT XV LLC, 3.22162%,
                                             5/27/53 (Step) (144A)                          1,450,271
     6,489,147                       NR/NR   VOLT XXII LLC, 3.625%,
                                             10/27/53 (Step)                                6,503,965
       719,385          2.02        NR/Ba3   WaMu Mortgage Pass-Through
                                             Certificates Series 2002-AR2 Trust,
                                             Floating Rate Note, 2/27/34                      699,085
       391,362          0.58      BBB+/Ba1   WaMu Mortgage Pass-Through
                                             Certificates Series 2004-AR12 Trust,
                                             Floating Rate Note, 10/25/44                     372,306
       429,580          2.44        A+/Ba3   WaMu Mortgage Pass-Through
                                             Certificates Series 2004-AR3 Trust,
                                             Floating Rate Note, 6/25/34                      437,635
       571,010          2.41        A+/Ba1   WaMu Mortgage Pass-Through
                                             Certificates Series 2004-AR9 Trust,
                                             Floating Rate Note, 8/25/34                      572,092
     2,047,721          2.41        BBB/NR   WaMu Mortgage Pass-Through
                                             Certificates Series 2005-AR3 Trust,
                                             Floating Rate Note, 3/25/35                    2,053,018
    10,349,560          2.40       BBB+/NR   WaMu Mortgage Pass-Through
                                             Certificates, Floating Rate
                                             Note, 1/25/35                                 10,397,002
     1,775,000          4.69         NR/A3   Wells Fargo Commercial Mortgage
                                             Trust 2012-LC5, Floating Rate
                                             Note, 10/15/45                                 1,813,736
     4,800,000          5.59         NR/A2   Wells Fargo Commercial Mortgage
                                             Trust, Floating Rate Note,
                                             11/15/43 (144A)                                5,289,000
       588,279          2.55       A+/Baa3   Wells Fargo Mortgage Backed
                                             Securities 2003-L Trust, Floating
                                             Rate Note, 11/25/33                              574,952

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
     1,527,547          2.62      AA+/Baa1   Wells Fargo Mortgage Backed
                                             Securities 2004-V Trust, Floating
                                             Rate Note, 10/25/34                         $  1,571,249
     1,621,101          2.61         A+/NR   Wells Fargo Mortgage Backed
                                             Securities 2005-AR10 Trust,
                                             Floating Rate Note, 6/25/35                    1,620,951
     4,810,057          5.24         BB/B3   Wells Fargo Mortgage Backed
                                             Securities 2005-AR13 Trust,
                                             Floating Rate Note, 5/25/35                    4,934,142
       425,656          4.99        NR/Ba2   Wells Fargo Mortgage Backed
                                             Securities 2005-AR6 Trust,
                                             Floating Rate Note, 4/25/35                      433,309
     1,200,000          5.39         NR/A2   WF-RBS Commercial Mortgage
                                             Trust 2011-C2, Floating Rate
                                             Note, 2/15/44 (144A)                           1,301,744
     2,000,000          5.25       NR/Baa1   WFRBS Commercial Mortgage
                                             Trust 2011-C4, Floating Rate
                                             Note, 6/15/44 (144A)                           2,093,340
                                                                                         ------------
                                                                                         $560,643,957
                                                                                         ------------
                                             Total Banks                                 $560,643,957
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.4%
                                             Other Diversified Financial
                                             Services -- 0.4%
     2,842,000          2.10       BBB-/NR   Del Coronado Trust 2013-DEL,
                                             Floating Rate Note,
                                             3/15/26 (144A)                              $  2,825,161
     3,269,558          0.32         A/Aa3   GE Business Loan Trust 2007-1,
                                             Floating Rate Note, 4/16/35 (144A)             2,959,045
       906,724          2.52         NR/NR   Jefferies Resecuritization
                                             Trust 2009-R2, Floating Rate
                                             Note, 5/26/37 (144A)                             905,716
     3,404,000          5.07       BBB-/NR   Morgan Stanley Capital I
                                             Trust 2005-HQ6, Floating Rate
                                             Note, 8/13/42                                  3,530,084
     5,000,000                     BBB-/NR   Morgan Stanley Capital I
                                             Trust 2007-HQ13,
                                             5.569%, 12/15/44                               5,410,945
       340,000                      BB+/NR   Morgan Stanley Capital I
                                             Trust 2007-IQ13, 5.406%, 3/15/44                 370,206
     2,855,739          0.26       AA+/Aaa   Morgan Stanley Capital I, Inc.,
                                             Floating Rate Note, 10/15/20 (144A)            2,849,711
     3,012,650                       A+/A3   Nomura Asset Acceptance Corp.,
                                             Alternative Loan Trust Series
                                             2003-A3, 5.5%, 8/25/33 (Step)                  3,145,087
     4,950,000          2.31         NR/NR   Resource Capital Corp., CRE
                                             Notes 2013, Ltd., Floating Rate
                                             Note, 6/15/16 (144A)                           4,950,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 43

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
       900,000                       A+/NR   Spirit Master Funding VII LLC,
                                             3.8868%, 12/20/43                           $    909,817
                                                                                         ------------
                                                                                         $ 27,855,772
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.0%+
     1,254,952                    BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                             3/20/25 (144A)                              $  1,287,646
                                                                                         ------------
                                             Total Diversified Financials                $ 29,143,418
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 0.1%
                                             Wireless Telecommunication
                                             Services -- 0.1%
     6,850,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                             8/15/20 (144A)                              $  7,427,386
                                                                                         ------------
                                             Total Telecommunication Services            $  7,427,386
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 1.7%
     1,553,396                       NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, 5.0%, 6/15/34                       $  1,575,526
     1,895,327          0.40         NR/NR   Federal Home Loan Mortgage Corp.
                                             REMICS, Floating Rate
                                             Note, 11/15/36                                 1,892,452
     5,065,000          4.16       NR/Baa2   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 9/25/44 (144A)             5,109,015
     2,418,265                       NR/NR   Federal National Mortgage
                                             Association REMICS, 3.5%,
                                             1/25/29 (e)                                      179,893
     4,438,019                       NR/NR   Federal National Mortgage
                                             Association REMICS, 4.5%, 6/25/29              4,798,026
       694,493                       NR/NR   Federal National Mortgage
                                             Association REMICS, 5.0%, 9/25/39                727,093
     3,900,000          5.44         NR/A3   FREMF Mortgage Trust 2010-K7,
                                             Floating Rate Note, 4/25/20 (144A)             4,298,896
     1,980,000          5.24         A+/NR   FREMF Mortgage Trust 2010-K8,
                                             Floating Rate Note, 9/25/43 (144A)             2,141,501
     4,160,000          5.19         NR/NR   FREMF Mortgage Trust 2010-K9
                                             REMICS, Floating Rate Note,
                                             9/25/45 (144A)                                 4,484,588
     5,600,000          4.62         NR/NR   FREMF Mortgage Trust 2011-K10,
                                             Floating Rate Note, 11/25/49 (144A)            5,844,362
     3,300,000          4.42         A+/NR   FREMF Mortgage Trust 2011-K11
                                             REMICS, Floating Rate Note,
                                             12/25/48 (144A)                                3,402,937

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- (continued)
     3,953,000          4.35         NR/A3   FREMF Mortgage Trust 2011-K12,
                                             Floating Rate Note,
                                             1/25/46 (144A)                              $  4,057,379
     2,200,000          5.16        AA+/A3   FREMF Mortgage Trust 2011-K14,
                                             Floating Rate Note, 2/25/47 (144A)             2,361,086
     6,175,000          4.77         NR/A3   FREMF Mortgage Trust 2011-K702,
                                             Floating Rate Note, 4/25/44 (144A)             6,572,911
     5,450,000          4.89         NR/A3   FREMF Mortgage Trust 2011-K703,
                                             Floating Rate Note, 7/25/44 (144A)             5,820,649
     6,500,000          3.87         NR/NR   FREMF Mortgage Trust 2012-K20,
                                             Floating Rate Note, 5/25/45 (144A)             6,306,644
        25,000          3.76         NR/NR   FREMF Mortgage Trust 2012-K708,
                                             Floating Rate Note, 2/25/45 (144A)                24,777
     5,000,000          3.74       AA+/Aaa   FREMF Mortgage Trust 2012-K709,
                                             Floating Rate Note, 4/25/45 (144A)             5,072,505
     1,000,000          3.20       A-/Baa2   FREMF Mortgage Trust 2013-K502,
                                             Floating Rate Note, 3/25/45 (144A)               990,128
     2,750,000          3.49         NR/A2   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 11/25/46 (144A)            2,815,535
     3,661,000          3.82         NR/NR   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 6/25/47 (144A)             3,719,371
     4,100,000          4.29         A-/NR   FREMF Mortgage Trust Class B,
                                             Floating Rate Note, 7/25/48 (144A)             4,289,412
     3,600,000          3.49       NR/Baa1   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 11/25/46 (144A)            3,620,880
     2,435,000          3.82         NR/NR   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 6/25/47 (144A)             2,394,937
     4,775,000          4.29        BBB/NR   FREMF Mortgage Trust Class C,
                                             Floating Rate Note, 7/25/48 (144A)             4,879,658
     8,076,247                       NR/NR   Government National Mortgage
                                             Association, 3.0%, 4/20/41                     8,353,141
     9,820,000                       NR/NR   Government National Mortgage
                                             Association, 4.5%, 9/20/39                    10,428,791
     1,384,335                       NR/NR   Government National Mortgage
                                             Association, 4.973%, 4/16/42                   1,474,916
    48,949,354          1.03         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             2/16/53 (e)                                    3,880,313
    34,783,414          1.05         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             3/16/53 (e)                                    2,647,644
    53,339,199          1.08         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             8/16/52 (e)                                    3,672,777

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 45

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- (continued)
    53,114,718          1.07         NR/NR   Government National Mortgage
                                             Association, Floating Rate Note,
                                             9/16/52 (e)                                 $  4,347,280
                                                                                         ------------
                                                                                         $122,185,023
                                                                                         ------------
                                             Total Government                            $122,185,023
-----------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $707,576,993)                         $719,399,784
-----------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 41.8%
                                             ENERGY -- 4.5%
                                             Oil & Gas Drilling -- 0.1%
     4,400,000                       B-/B3   Offshore Group Investment, Ltd.,
                                             7.5%, 11/1/19                               $  4,686,000
     2,250,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                             8/15/20                                        2,686,014
                                                                                         ------------
                                                                                         $  7,372,014
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment &
                                             Services -- 0.3%
        61,000                     BB-/Ba3   CGG SA, 9.5%, 5/15/16                       $     62,830
     1,710,000                        B/B1   Expro Finance Luxembourg SCA,
                                             8.5%, 12/15/16 (144A)                          1,789,088
     7,300,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                             12/1/18                                        7,710,625
     2,800,000                   BBB-/Baa3   Odebrecht Offshore Drilling Finance,
                                             Ltd., 6.625%, 10/1/22 (144A)                   2,898,000
        90,000                    BBB-/Ba2   SESI LLC, 7.125%, 12/15/21                       100,350
     3,825,000                   BBB-/Baa2   Weatherford International, Ltd.,
                                             Bermuda, 5.95%, 4/15/42                        4,121,197
     4,070,000                   BBB-/Baa2   Weatherford International, Ltd.,
                                             Bermuda, 9.625%, 3/1/19                        5,283,605
                                                                                         ------------
                                                                                         $ 21,965,695
-----------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.1%
     4,620,000                       NR/NR   American Energy -- Utica LLC,
                                             3.5%, 3/1/21 (144A) (PIK)                   $  4,666,200
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 1.9%
     5,605,000                       B-/B3   Carrizo Oil & Gas, Inc.,
                                             8.625%, 10/15/18                            $  6,011,362
     3,475,000                       B-/B3   Chaparral Energy, Inc.,
                                             7.625%, 11/15/22                               3,761,688
     5,125,000                     BB+/Ba3   Concho Resources, Inc.,
                                             6.5%, 1/15/22                                  5,586,250
     3,230,000                       NR/A1   Dolphin Energy, Ltd., 5.5%,
                                             12/15/21 (144A)                                3,645,862

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
    16,950,000                       B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                             12/15/21 (144A)                             $ 17,755,125
     9,850,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20                 11,389,062
       765,000                    BBB/Baa1   Gazprom OAO Via Gaz Capital SA,
                                             8.146%, 4/11/18 (144A)                           864,450
     5,768,000                      BB/Ba3   Hilcorp Energy I LP, 7.625%,
                                             4/15/21 (144A)                                 6,315,960
     3,500,000                   BBB-/Baa3   KazMunayGas National Co., JSC,
                                             4.4%, 4/30/23 (144A)                           3,298,750
     1,900,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%,
                                             1/15/21                                        1,949,875
        85,000                        B/B3   Kodiak Oil & Gas Corp., 8.125%,
                                             12/1/19                                           94,244
     3,220,000                     B-/Caa1   Lightstream Resources, Ltd.,
                                             8.625%, 2/1/20 (144A)                          3,220,000
       100,000                       B+/B1   Linn Energy LLC, 7.0%,
                                             11/1/19 (144A)                                   104,250
     3,374,000                       B+/B1   Linn Energy LLC, 8.625%, 4/15/20               3,665,008
     4,600,000                       NR/NR   National JSC Naftogaz of Ukraine,
                                             9.5%, 9/30/14                                  4,347,000
     6,125,000                    BBB-/Ba1   Newfield Exploration Co., 5.625%,
                                             7/1/24                                         6,354,688
    15,700,000                   BBB-/Baa3   Novatek OAO via Novatek Finance,
                                             Ltd., 4.422%, 12/13/22 (144A)                 13,796,375
     4,420,000                       B+/B2   Oasis Petroleum, Inc., 6.875%,
                                             3/15/22 (144A)                                 4,784,650
     3,375,000                     BB+/Ba2   Pacific Rubiales Energy Corp.,
                                             5.375%, 1/26/19 (144A)                         3,501,562
       165,000                    BBB/Baa3   Plains Exploration & Production
                                             Co., 6.75%, 2/1/22                               182,325
     4,060,000                    BBB/Baa3   Plains Exploration & Production
                                             Co., 8.625%, 10/15/19                          4,410,175
       870,000                      BB-/B2   Rosetta Resources, Inc.,
                                             5.625%, 5/1/21                                   889,575
     1,395,000                    BBB/Baa1   Rosneft Finance SA, 6.625%,
                                             3/20/17 (144A)                                 1,494,394
     1,770,000                    BBB/Baa1   Rosneft Finance SA, 7.25%,
                                             2/2/20 (144A)                                  1,944,788
     1,250,000                    BBB/Baa1   Rosneft Finance SA, 7.875%,
                                             3/13/18 (144A)                                 1,396,875
     4,710,000                     CCC+/B3   Samson Investment Co., 10.5%,
                                             2/15/20 (144A)                                 5,133,900
     1,860,000                       B-/B2   SandRidge Energy, Inc.,
                                             7.5%, 3/15/21                                  1,985,550
     1,840,000                       B-/B2   SandRidge Energy, Inc.,
                                             8.125%, 10/15/22                               2,005,600

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 47

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
     4,650,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22            $  4,650,000
     1,551,995                     NR/Baa2   Tengizchevroil Finance Co Sarl,
                                             6.124%, 11/15/14 (144A)                        1,569,750
     3,650,000                        B/B3   Vanguard Natural Resources LLC,
                                             7.875%, 4/1/20                                 3,932,875
     3,170,000                        B/B3   W&T Offshore, Inc., 8.5%, 6/15/19              3,423,600
                                                                                         ------------
                                                                                         $133,465,568
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining &
                                             Marketing -- 0.3%
     3,125,000                   BBB+/Baa2   Reliance Holding USA, Inc.,
                                             4.5%, 10/19/20 (144A)                       $  3,163,553
        25,000                   BBB-/Baa3   Sunoco, Inc., 9.625%, 4/15/15                     27,195
     9,480,000                     BB+/Ba2   Tesoro Corp., 5.375%, 10/1/22                  9,752,550
     4,414,000                    BBB/Baa2   Valero Energy Corp.,
                                             9.375%, 3/15/19                                5,743,938
                                                                                         ------------
                                                                                         $ 18,687,236
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 1.7%
     1,770,000                   BBB-/Baa3   Buckeye Partners LP, 6.05%,
                                             1/15/18                                     $  1,972,932
     4,290,000                   BBB-/Baa2   DCP Midstream LLC, 9.75%,
                                             3/15/19 (144A)                                 5,469,291
    17,150,000          5.85       BB/Baa3   DCP Midstream LLC, Floating
                                             Rate Note, 5/21/43 (144A)                     16,121,000
     4,234,000          3.26        BB/Ba1   Energy Transfer Partners LP,
                                             Floating Rate Note, 11/1/66                    3,874,110
     3,683,000          8.38     BBB-/Baa2   Enterprise Products Operating LLC,
                                             Floating Rate Note, 8/1/66                     4,147,979
    15,875,000                      BB/Ba3   Gibson Energy, Inc., 6.75%,
                                             7/15/21 (144A)                                17,025,938
NOK 32,000,000          6.84         NR/NR   Golar LNG Partners LP, Floating
                                             Rate Note, 10/12/17                            5,571,701
    11,960,000                    BBB/Baa2   Kinder Morgan Energy Partners
                                             LP, 4.15%, 3/1/22                             12,109,129
     5,225,000                    BBB/Baa2   Kinder Morgan Energy Partners
                                             LP, 5.95%, 2/15/18                             5,920,030
    12,650,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                             5.625%, 2/1/21                                13,045,312
     2,140,000                   BBB-/Baa2   Spectra Energy Capital LLC,
                                             6.75%, 7/15/18                                 2,437,884
    10,390,000                   BBB-/Baa3   Sunoco Logistics Partners
                                             Operations LP, 6.1%, 2/15/42                  11,373,507

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- (continued)
     8,880,000                   BBB-/Baa3   The Williams Companies, Inc.,
                                             7.75%, 6/15/31                              $  9,962,650
    13,440,000                    BBB/Baa2   Williams Partners LP, 4.3%, 3/4/24            13,499,593
                                                                                         ------------
                                                                                         $122,531,056
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
     4,260,000                       B-/B3   Alpha Natural Resources, Inc.,
                                             6.0%, 6/1/19                                $  3,269,550
     1,860,000                       B-/B3   Alpha Natural Resources, Inc.,
                                             6.25%, 6/1/21                                  1,399,650
     1,850,000                       CC/Ca   Bumi Capital Pte, Ltd., 12.0%,
                                             11/10/16 (144A)                                1,128,500
                                                                                         ------------
                                                                                         $  5,797,700
                                                                                         ------------
                                             Total Energy                                $314,485,469
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 3.9%
                                             Commodity Chemicals -- 0.2%
     1,590,000                   BBB-/Baa3   Braskem Finance, Ltd., 7.375%
                                             (Perpetual) (144A)                          $  1,572,112
     3,590,000                     CCC+/B3   Hexion US Finance Corp.,
                                             8.875%, 2/1/18                                 3,733,600
     4,845,000                    BBB/Baa1   LyondellBasell Industries NV,
                                             5.0%, 4/15/19                                  5,394,709
     3,875,000                      BB-/B2   Rain CII Carbon LLC, 8.0%,
                                             12/1/18 (144A)                                 4,049,375
                                                                                         ------------
                                                                                         $ 14,749,796
-----------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.1%
     4,140,000                    BBB/Baa2   Eastman Chemical Co.,
                                             4.8%, 9/1/42                                $  4,085,414
-----------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural
                                             Chemicals -- 0.1%
     3,650,000                       BB/NR   EuroChem Mineral & Chemical
                                             Co OJSC via EuroChem GI, Ltd.,
                                             5.125%, 12/12/17 (144A)                     $  3,558,750
     5,550,000                     NR/Baa3   Phosagro OAO via Phosagro Bond
                                             Funding, Ltd., 4.204%,
                                             2/13/18 (144A)                                 5,300,250
                                                                                         ------------
                                                                                         $  8,859,000
-----------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.0%+
     1,375,000                        B/B1   Rentech Nitrogen Partners LP,
                                             6.5%, 4/15/21 (144A)                        $  1,347,500
-----------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.2%
     5,098,000                       B+/NR   Cemex Espana Luxembourg,
                                             9.875%, 4/30/19 (144A)                      $  5,913,680

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 49

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Construction
                                             Materials -- (continued)
      3,400,000                      B+/NR   Cemex SAB de CV, 7.25%,
                                             1/15/21 (144A)                              $  3,714,500
      4,700,000         5.23         B+/NR   Cemex SAB de CV, Floating Rate
                                             Note, 9/30/15 (144A)                           4,853,925
      1,900,000                   BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                             6.0%, 12/30/19 (144A)                          2,162,861
                                                                                         ------------
                                                                                         $ 16,644,966
-----------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.6%
      1,690,000                      B-/B3   AEP Industries, Inc., 8.25%,
                                             4/15/19                                     $  1,795,625
EURO    100,000                  CCC+/Caa1   Ardagh Glass Finance Plc, 8.75%,
                                             2/1/20 (144A)                                    148,103
        952,941                    NR/Caa1   Ardagh Packaging Finance Plc,
                                             7.0%, 11/15/20 (144A)                          1,002,971
      7,250,000                  CCC+/Caa1   Ardagh Packaging Finance Plc,
                                             9.125%, 10/15/20 (144A)                        8,083,750
EURO 11,058,000                  CCC+/Caa1   Ardagh Packaging Finance Plc,
                                             9.25%, 10/15/20 (144A)                        16,986,586
      4,075,000                      B+/B1   Reynolds Group Issuer, Inc.,
                                             7.125%, 4/15/19                                4,309,312
      5,795,000                  CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                             9.875%, 8/15/19                                6,475,912
                                                                                         ------------
                                                                                         $ 38,802,259
-----------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.1%
EURO  3,425,000                  BBB-/Baa3   Mondi Consumer Packaging
                                             International AG, 9.75%,
                                             7/15/17 (144A)                              $  5,060,015
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.2%
      3,900,000                   BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                             5.125%, 8/1/22                              $  3,636,282
      6,715,000                   BB+/Baa3   AngloGold Ashanti Holdings Plc,
                                             5.375%, 4/15/20                                6,695,856
      6,230,000                    BB-/Ba3   Ausdrill Finance Pty, Ltd., 6.875%,
                                             11/1/19 (144A)                                 5,669,300
      8,860,000                   BBB/Baa3   Freeport-McMoRan Copper & Gold,
                                             Inc., 3.875%, 3/15/23                          8,471,693
     27,140,000                    BB+/Ba1   Gold Fields Orogen Holding BVI,
                                             Ltd., 4.875%, 10/7/20 (144A)                  23,476,100
     11,775,000                     BB-/B1   KGHM International, Ltd., 7.75%,
                                             6/15/19 (144A)                                12,422,625
      8,500,000                  BBB-/Baa2   MMC Norilsk Nickel OJSC via MMC
                                             Finance, Ltd., 5.55%,
                                             10/28/20 (144A)                                8,351,250
      5,850,000                     BB/Ba3   Vedanta Resources Plc, 6.0%,
                                             1/31/19 (144A)                                 5,850,000

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals &
                                             Mining -- (continued)
     3,635,000                      BB/Ba3   Vedanta Resources Plc, 8.25%,
                                             6/7/21 (144A)                               $  3,853,100
     4,040,000                      BB/Ba3   Vedanta Resources Plc, 9.5%,
                                             7/18/18 (144A)                                 4,565,200
     3,360,000                    BB+/Baa3   Volcan Cia Minera SAA, 5.375%,
                                             2/2/22 (144A)                                  3,200,400
                                                                                         ------------
                                                                                         $ 86,191,806
-----------------------------------------------------------------------------------------------------
                                             Gold -- 0.2%
     2,400,000                      BB/Ba3   Eldorado Gold Corp., 6.125%,
                                             12/15/20 (144A)                             $  2,400,000
     7,300,000                   BBB+/Baa2   Goldcorp, Inc., 3.7%, 3/15/23                  6,881,542
     2,475,000                      BB-/B1   IAMGOLD Corp., 6.75%,
                                             10/1/20 (144A)                                 2,202,750
                                                                                         ------------
                                                                                         $ 11,484,292
-----------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.2%
     3,175,000                     BB-/Ba3   ALROSA Finance SA, 7.75%,
                                             11/3/20 (144A)                              $  3,349,625
       100,000                     BB-/Ba3   ALROSA Finance SA, 8.875%,
                                             11/17/14 (144A)                                  103,124
     7,550,000                    BBB/Baa2   Fresnillo Plc, 5.5%, 11/13/23 (144A)           7,587,750
                                                                                         ------------
                                                                                         $ 11,040,499
-----------------------------------------------------------------------------------------------------
                                             Steel -- 0.7%
     3,645,000                   BBB-/Baa3   Allegheny Technologies, Inc.,
                                             9.375%, 6/1/19                              $  4,469,685
       135,000                      B/Caa1   Atkore International, Inc.,
                                             9.875%, 1/1/18                                   145,125
     5,660,000                        B/B3   Essar Steel Algoma, Inc., 9.375%,
                                             3/15/15 (144A)                                 5,603,400
     2,145,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                             6/15/15 (144A)                                 1,394,250
     8,725,000                   CCC+/Caa1   Ferrexpo Finance Plc, 7.875%,
                                             4/7/16 (144A)                                  8,376,000
     5,175,000                    BBB/Baa2   Glencore Funding LLC, 4.125%,
                                             5/30/23 (144A)                                 4,942,565
     6,200,000                      BB/Ba2   Metalloinvest Finance, Ltd., 5.625%,
                                             4/17/20 (144A)                                 5,828,000
     5,555,000                     NR/Caa1   Metinvest BV, 10.25%,
                                             5/20/15 (144A)                                 5,388,350
     5,675,000                     NR/Caa1   Metinvest BV, 8.75%,
                                             2/14/18 (144A)                                 5,192,625
     7,600,000                     BBB-/NR   Samarco Mineracao SA, 4.125%,
                                             11/1/22 (144A)                                 6,992,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 51

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Steel -- (continued)
     3,900,000                     BBB-/NR   Samarco Mineracao SA, 5.75%,
                                             10/24/23 (144A)                             $  3,924,375
                                                                                         ------------
                                                                                         $ 52,256,375
-----------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.3%
     2,500,000                     BBB-/NR   Inversiones CMPC SA, 4.375%,
                                             5/15/23 (144A)                              $  2,417,800
     8,625,000                   BBB-/Baa3   Inversiones CMPC SA, 4.5%,
                                             4/25/22 (144A)                                 8,450,991
    11,110,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                             5.875%, 5/15/23 (144A)                        10,832,250
     2,100,000                      BB/Ba2   Sappi Papier Holding GmbH,
                                             6.625%, 4/15/21 (144A)                         2,178,750
                                                                                         ------------
                                                                                         $ 23,879,791
                                                                                         ------------
                                             Total Materials                             $274,401,713
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.9%
                                             Building Products -- 0.4%
     3,665,000                     BB+/Ba3   Building Materials Corp. of America,
                                             6.75%, 5/1/21 (144A)                        $  3,976,525
    14,465,000                    BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                  16,707,075
     8,525,000          5.75     BBB+/Baa2   Stanley Black & Decker, Inc.,
                                             Floating Rate Note, 12/15/53                   9,143,062
                                                                                         ------------
                                                                                         $ 29,826,662
-----------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.2%
     3,500,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                             1/15/21                                     $  3,775,625
     3,400,000                        B/B2   Empresas ICA SAB de CV, 8.375%,
                                             7/24/17 (144A)                                 3,400,000
     7,075,000                        B/B2   Empresas ICA SAB de CV, 8.9%,
                                             2/4/21 (144A)                                  7,062,619
                                                                                         ------------
                                                                                         $ 14,238,244
-----------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 0.0%+
     3,500,000                       B-/B3   WireCo WorldGroup, Inc.,
                                             9.5%, 5/15/17                               $  3,605,000
-----------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.2%
     4,200,000                       BB/NR   Magnesita Finance, Ltd., 8.625%
                                             (Perpetual) (144A)                          $  4,005,750
     2,450,000                       B-/B3   Park-Ohio Industries, Inc., 8.125%,
                                             4/1/21                                         2,731,750
     4,485,000                     A-/Baa1   Tyco Electronics Group SA, 6.55%,
                                             10/1/17                                        5,186,346
                                                                                         ------------
                                                                                         $ 11,923,846
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.4%
     1,125,000                        B/B2   Commercial Vehicle Group, Inc.,
                                             7.875%, 4/15/19                             $  1,154,531
    14,150,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                  14,673,281
     1,385,000                        A/A3   Cummins, Inc., 6.75%, 2/15/27                  1,653,083
    11,805,000                     CCC-/B3   Navistar International Corp.,
                                             8.25%, 11/1/21                                12,041,100
                                                                                         ------------
                                                                                         $ 29,521,995
-----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.2%
     2,950,000                   CCC+/Caa2   Boart Longyear Management Pty,
                                             Ltd., 7.0%, 4/1/21 (144A)                   $  2,242,000
     1,755,000                   BBB-/Baa2   Flowserve Corp., 3.5%, 9/15/22                 1,706,774
       135,000                        B/B1   Mcron Finance Sub LLC, 8.375%,
                                             5/15/19 (144A)                                   149,175
     4,465,000                      B/Caa1   Mueller Water Products, Inc.,
                                             7.375%, 6/1/17                                 4,565,462
     3,870,000                    BBB/Baa2   Valmont Industries, Inc., 6.625%,
                                             4/20/20                                        4,493,821
     4,760,000                     CCC+/NR   WPE International Cooperatief UA,
                                             10.375%, 9/30/20 (144A)                        2,867,900
                                                                                         ------------
                                                                                         $ 16,025,132
-----------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.5%
     3,775,000                     BB+/Ba3   Aircastle, Ltd., 6.25%, 12/1/19             $  4,077,000
     2,900,000                     BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20               3,306,000
     3,200,000                      BB+/NR   Aviation Capital Group Corp.,
                                             4.625%, 1/31/18 (144A)                         3,327,453
    12,763,000                      BB+/NR   Aviation Capital Group Corp.,
                                             6.75%, 4/6/21 (144A)                          14,080,793
     6,865,000                    BBB/Baa2   GATX Corp., 6.0%, 2/15/18                      7,769,059
                                                                                         ------------
                                                                                         $ 32,560,305
                                                                                         ------------
                                             Total Capital Goods                         $137,701,184
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.1%
                                             Environmental & Facilities
                                             Services -- 0.1%
     6,050,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                             10/1/16 (144A)                              $  5,898,750
                                                                                         ------------
                                             Total Commercial Services
                                             & Supplies                                  $  5,898,750
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 53

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.6%
                                             Airlines -- 0.3%
     2,000,000                      A/Baa2   Air Canada 2013-1 Class A Pass
                                             Through Trust, 4.125%,
                                             11/15/26 (144A)                             $  2,005,000
       415,783                      BB/Ba1   Continental Airlines 1999-1
                                             Class B Pass Through Trust,
                                             6.795%, 8/2/18                                   439,691
       100,000                       B+/B1   Continental Airlines 2012-3
                                             Class C Pass Thru Certificates,
                                             6.125%, 4/29/18                                  105,375
        50,000                     BBB/Ba2   Delta Air Lines 2010-1 Class B
                                             Pass Through Trust, 6.375%,
                                             1/2/16 (144A)                                     53,875
     2,400,234                      A/Baa1   Delta Air Lines 2010-2 Class A
                                             Pass Through Trust, 4.95%, 5/23/19             2,616,255
     2,795,000                    BBB+/Ba1   Hawaiian Airlines 2013-1 Class A
                                             Pass Through Certificates, 3.9%,
                                             1/15/26                                        2,700,669
     4,965,000                      BB-/NR   TAM Capital 3, Inc., 8.375%,
                                             6/3/21 (144A)                                  5,287,725
     6,200,000                        B/B2   United Continental Holdings, Inc.,
                                             6.0%, 7/15/26                                  5,859,000
                                                                                         ------------
                                                                                         $ 19,067,590
-----------------------------------------------------------------------------------------------------
                                             Railroads -- 0.0%+
     3,750,000                      BB-/NR   Far East Capital, Ltd., SA, 8.0%,
                                             5/2/18 (144A)                               $  3,056,250
-----------------------------------------------------------------------------------------------------
                                             Trucking -- 0.2%
     1,602,000                   BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                             9/23/20 (144A)                              $  1,655,672
     4,200,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%,
                                             4/7/18 (144A)                                  4,510,036
     6,463,222                     NR/Caa2   Inversiones Alsacia SA, 8.0%,
                                             8/18/18 (144A)                                 4,944,365
     2,050,000                      BBB/A3   Transnet SOC, Ltd., 4.0%,
                                             7/26/22 (144A)                                 1,884,996
                                                                                         ------------
                                                                                         $ 12,995,069
-----------------------------------------------------------------------------------------------------
                                             Airport Services -- 0.0%+
       701,000                      B+/Ba3   Aeropuertos Dominicanos
                                             Siglo XXI SA, 9.25%,
                                             11/13/19 (144A)                             $    595,850
     1,100,000                        B/B2   Aguila 3 SA, 7.875%,
                                             1/31/18 (144A)                                 1,168,750
                                                                                         ------------
                                                                                         $  1,764,600
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Highways & Railtracks -- 0.1%
MXN 87,500,000                      BBB/NR   Red de Carreteras de Occidente
                                             SAPIB de CV, 9.0%,
                                             6/10/28 (144A)                              $  5,861,969
                                                                                         ------------
                                             Total Transportation                        $ 42,745,478
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES &
                                             COMPONENTS -- 0.1%
                                             Automobile Manufacturers -- 0.1%
     3,000,000                        B/B1   Chrysler Group LLC,
                                             8.25%, 6/15/21                              $  3,393,750
     1,390,000                   BBB+/Baa1   Hyundai Motor Manufacturing
                                             Czech s.r.o., 4.5%, 4/15/15 (144A)             1,439,167
                                                                                         ------------
                                                                                         $  4,832,917
                                                                                         ------------
                                             Total Automobiles & Components              $  4,832,917
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.6%
                                             Home Furnishings -- 0.0%+
     3,450,000                    BBB/Baa3   Mohawk Industries, Inc.,
                                             3.85%, 2/1/23                               $  3,389,625
-----------------------------------------------------------------------------------------------------
                                             Homebuilding -- 0.3%
     5,880,000                      BB-/B2   Brookfield Residential Properties,
                                             Inc., 6.125%, 7/1/22 (144A)                 $  6,071,100
     3,460,000                      BB-/B2   Brookfield Residential Properties,
                                             Inc., 6.5%, 12/15/20 (144A)                    3,684,900
     3,140,000                        NR/C   Desarrolladora Homex SAB de CV,
                                             12/11/19 (144A) (d) (f)                          349,325
     5,065,000                        NR/C   Desarrolladora Homex SAB de CV,
                                             9.75%, 3/25/20 (144A) (f)                        563,481
     7,780,000                      BB/Ba1   DR Horton, Inc., 5.75%, 8/15/23                8,227,350
     1,500,000                        B/B2   KB Home, Inc., 8.0%, 3/15/20                   1,702,500
     2,275,000                       NR/Ca   Urbi Desarrollos Urbanos
                                             SAB de CV, 1/21/20 (144A) (d) (f)                250,250
     3,975,000                       NR/Ca   Urbi Desarrollos Urbanos
                                             SAB de CV, 2/3/22 (144A) (d) (f)                 437,250
                                                                                         ------------
                                                                                         $ 21,286,156
-----------------------------------------------------------------------------------------------------
                                             Household Appliances -- 0.1%
     7,600,000                      BB+/NR   Arcelik AS, 5.0%, 4/3/23 (144A)             $  6,650,000
-----------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.2%
     9,539,000                      BB+/NR   Controladora Mabe SA de CV,
                                             7.875%, 10/28/19 (144A)                     $ 10,731,375
                                                                                         ------------
                                             Total Consumer Durables
                                             & Apparel                                   $ 42,057,156
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 55

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.1%
                                             Casinos & Gaming -- 0.6%
EURO 3,750,000                       B+/B3   Cirsa Funding Luxembourg SA,
                                             8.75%, 5/15/18 (144A)                       $  5,398,862
EURO 7,630,000          8.25        BB/Ba2   Gtech S.p. A., Floating Rate Note,
                                             3/31/66 (144A)                                11,400,102
       120,000                    BBB/Baa2   International Game Technology,
                                             7.5%, 6/15/19                                    140,876
       929,533                       NR/NR   Mashantucket Western Pequot
                                             Tribe, 6.5%, 7/1/36 (PIK)                        139,430
EURO 4,166,000                     NR/Caa1   Peermont Global Pty, Ltd., 7.75%,
                                             4/30/14                                        5,696,452
     3,774,000                        B/B2   Scientific Games International,
                                             Inc., 9.25%, 6/15/19                           4,000,440
     5,420,000                     BBB-/NR   Wynn Las Vegas LLC, 4.25%,
                                             5/30/23 (144A)                                 5,216,750
    11,470,000                     BBB-/NR   Wynn Las Vegas LLC, 5.375%,
                                             3/15/22                                       11,971,812
                                                                                         ------------
                                                                                         $ 43,964,724
-----------------------------------------------------------------------------------------------------
                                             Education Services -- 0.4%
     4,550,000                      NR/Aa2   Bowdoin College, 4.693%, 7/1/12             $  4,119,907
     5,600,000                     AAA/Aaa   President and Fellows of Harvard
                                             College, 2.3%, 10/1/23                         5,114,687
    14,800,000                     AA-/Aa2   Tufts University, 5.017%, 4/15/12             14,543,442
     5,100,000                     AAA/Aaa   William Marsh Rice University,
                                             4.626%, 5/15/63                                4,909,643
                                                                                         ------------
                                                                                         $ 28,687,679
-----------------------------------------------------------------------------------------------------
                                             Specialized Consumer
                                             Services -- 0.1%
     3,322,000                      BB-/B1   Service Corp., International United
                                             States, 8.0%, 11/15/21                      $  3,845,215
                                                                                         ------------
                                             Total Consumer Services                     $ 76,497,618
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Broadcasting -- 0.5%
    10,705,000                      BB-/B1   CCO Holdings LLC,
                                             6.625%, 1/31/22                             $ 11,440,969
     3,775,000                      BB-/B1   CCO Holdings LLC, 7.375%, 6/1/20               4,128,906
     6,600,000                     NR/Baa3   Myriad International Holdings BV,
                                             6.375%, 7/28/17 (144A)                         7,293,000
EURO 1,600,000                       B+/B1   Nara Cable Funding II, Ltd., 8.5%,
                                             3/1/20 (144A)                                  2,656,206
EURO 2,160,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                 3,243,657
     3,000,000                       B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                             12/1/18 (144A)                                 3,266,250
                                                                                         ------------
                                                                                         $ 32,028,988
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
     7,500,000                     B-/Caa1   Intelsat Jackson Holdings SA,
                                             6.625%, 12/15/22 (144A)                     $  7,800,000
     1,100,000                    BBB/Baa2   Time Warner Cable, Inc.,
                                             8.25%, 4/1/19                                  1,370,552
       640,000                    BBB/Baa2   Time Warner Cable, Inc.,
                                             8.75%, 2/14/19                                   809,615
                                                                                         ------------
                                                                                         $  9,980,167
                                                                                         ------------
                                             Total Media                                 $ 42,009,155
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             Internet Retail -- 0.1%
     9,760,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20               $ 10,801,675
                                                                                         ------------
                                             Total Retailing                             $ 10,801,675
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Drug Retail -- 0.1%
     5,612,249                   BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                             1/10/33 (144A)                              $  6,120,028
     1,040,213                   BBB+/Baa1   CVS Pass-Through Trust, 6.036%,
                                             12/10/28                                       1,168,373
                                                                                         ------------
                                                                                         $  7,288,401
                                                                                         ------------
                                             Total Food & Staples Retailing              $  7,288,401
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 1.9%
                                             Soft Drinks -- 0.3%
    10,260,000                       BB/NR   Ajecorp BV, 6.5%, 5/14/22 (144A)            $  9,977,850
     2,795,000                      BB/Ba2   Central American Bottling Corp.,
                                             6.75%, 2/9/22 (144A)                           2,934,750
     3,800,000                     NR/Baa3   Coca-Cola Icecek AS, 4.75%,
                                             10/1/18 (144A)                                 3,923,500
                                                                                         ------------
                                                                                         $ 16,836,100
-----------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
    12,880,000                    BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)         $ 14,157,155
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 1.2%
        50,000                        B/B2   Agrokor dd, 8.875%, 2/1/20 (144A)           $     54,450
       750,000                      BB/Ba3   Bertin SA, 10.25%, 10/5/16 (144A)                843,750
     3,500,000                   BBB-/Baa3   BRF SA, 3.95%, 5/22/23 (144A)                  3,123,750
     7,810,000                   BBB-/Baa3   BRF SA, 5.875%, 6/6/22 (144A)                  8,083,350
     8,000,000                       B+/B2   CFG Investment SAC, 9.75%,
                                             7/30/19 (144A)                                 7,820,000
     1,038,898                       NR/NR   Independencia International, Ltd.,
                                             12/30/16 (144A) (d) (f)                            2,597
     3,713,000                      BB/Ba3   JBS Finance II, Ltd., 8.25%,
                                             1/29/18 (144A)                                 3,972,910
     5,100,000                       BB/NR   JBS Investments GmbH, 7.75%,
                                             10/28/20 (144A)                                5,374,125

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 57

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods &
                                             Meats -- (continued)
     4,650,000                      BB/Ba3   JBS USA LLC, 8.25%,
                                             2/1/20 (144A)                               $  5,091,750
     4,400,000                        B/B2   Marfrig Holding Europe BV, 11.25%,
                                             9/20/21 (144A)                                 4,719,000
     4,150,000                        B/B2   Marfrig Holding Europe BV, 8.375%,
                                             5/9/18 (144A)                                  4,141,700
     9,500,000                        B/B2   Marfrig Holding Europe BV, 9.875%,
                                             7/24/17 (144A)                                 9,915,625
     6,750,000                        B/B2   Marfrig Overseas, Ltd., 9.5%,
                                             5/4/20 (144A)                                  6,775,312
    10,800,000                      CCC/NR   MHP SA, 8.25%, 4/2/20 (144A)                   9,288,000
     5,000,000                      BB-/B1   Minerva Luxembourg SA, 12.25%,
                                             2/10/22 (144A)                                 5,575,000
     6,600,000                      BB-/B1   Minerva Luxembourg SA, 7.75%,
                                             1/31/23 (144A)                                 6,758,400
     2,290,000                   BBB-/Baa1   Mondelez International, Inc.,
                                             6.5%, 2/9/40                                   2,880,380
                                                                                         ------------
                                                                                         $ 84,420,099
-----------------------------------------------------------------------------------------------------
                                             Tobacco -- 0.2%
    10,630,000                     B-/Caa1   Alliance One International, Inc.,
                                             9.875%, 7/15/21                             $ 10,869,175
     4,700,000                   BBB-/Baa2   Lorillard Tobacco Co., 3.75%,
                                             5/20/23                                        4,430,037
                                                                                         ------------
                                                                                         $ 15,299,212
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $130,712,566
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.2%
                                             Personal Products -- 0.2%
    16,255,000                   BBB-/Baa3   Avon Products, Inc., 5.0%, 3/15/23          $ 16,284,324
                                                                                         ------------
                                             Total Household &
                                             Personal Products                           $ 16,284,324
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.2%
                                             Health Care Services -- 0.1%
     5,413,000                   CCC+/Caa2   Gentiva Health Services, Inc.,
                                             11.5%, 9/1/18                               $  5,717,481
-----------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.1%
     1,000,000                       B-/B3   CHS, Inc., 6.875%, 2/1/22 (144A)            $  1,045,000
     1,000,000                       B-/B3   CHS, Inc., 6.875%, 2/1/22 (144A)               1,048,750
     3,800,000                      BB/Ba3   HCA, Inc., 6.5%, 2/15/20                       4,256,000


The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- (continued)
     3,200,000                       B-/B3   Kindred Healthcare, Inc.,
                                             6.375%, 4/15/22 (144A)                      $  3,208,000
                                                                                         ------------
                                                                                         $  9,557,750
                                                                                         ------------
                                             Total Health Care Equipment
                                             & Services                                  $ 15,275,231
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.2%
                                             Biotechnology -- 0.1%
     5,540,000                   BBB-/Baa3   Warner Chilcott Co., LLC, 7.75%,
                                             9/15/18                                     $  5,913,950
-----------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.1%
     8,085,000                        B/B1   Valeant Pharmaceuticals
                                             International, Inc., 7.5%,
                                             7/15/21 (144A)                              $  9,095,625
                                                                                         ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences               $ 15,009,575
-----------------------------------------------------------------------------------------------------
                                             BANKS -- 4.6%
                                             Diversified Banks -- 3.0%
TRY 11,000,000                     NR/Baa2   Akbank TAS, 7.5%, 2/5/18 (144A)             $  4,412,744
NOK 70,000,000                     AAA/Aaa   Asian Development Bank, 3.375%,
                                             5/20/14                                       11,715,185
     8,110,000                     BBB+/A3   Australia & New Zealand Banking
                                             Group, Ltd., 4.5%, 3/19/24 (144A)              8,087,698
     6,400,000          7.38       BBB-/NR   Banco Continental SA via
                                             Continental Trustees Cayman, Ltd.,
                                             Floating Rate Note, 10/7/40 (144A)             6,785,827
     1,753,000          9.75       BBB-/NR   Banco de Credito del Peru Panama,
                                             Floating Rate Note, 11/6/69 (144A)             2,055,392
    10,210,000          6.88      BBB/Baa3   Banco de Credito del Peru Panama,
                                             Floating Rate Note, 9/16/26 (144A)            11,014,038
     2,400,000                      NR/Ba1   Banco do Estado do Rio Grande
                                             do Sul SA, 7.375%, 2/2/22 (144A)               2,454,000
     5,000,000                     NR/Baa3   Banco Nacional de Costa Rica,
                                             4.875%, 11/1/18 (144A)                         5,043,750
        50,000                     BBB+/NR   BBVA Banco Continental SA, 5.0%,
                                             8/26/22 (144A)                                    50,688
    23,300,000                     NR/Baa2   BBVA Bancomer SA Texas, 6.5%,
                                             3/10/21 (144A)                                25,193,125
     8,000,000                      BB-/B1   CorpGroup Banking SA, 6.75%,
                                             3/15/23 (144A)                                 7,820,000
     1,900,000                      A+/Aa3   Export-Import Bank of Korea,
                                             5.875%, 1/14/15                                1,975,464
NOK198,500,000                     AAA/Aaa   International Bank for
                                             Reconstruction & Development,
                                             3.25%, 4/14/14                                33,164,956

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 59

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
AUD     50,000                     AAA/Aaa   International Bank for
                                             Reconstruction & Development,
                                             5.75%, 10/21/19                             $     50,221
    11,625,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.625%,
                                             8/12/15 (144A)                                11,927,134
     3,925,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                             2/24/21 (144A)                                 4,426,517
    17,800,000                      A/Baa1   Nordea Bank AB, 4.25%,
                                             9/21/22 (144A)                                17,958,189
     2,463,158          2.98          A/NR   SBP DPR Finance Co., Floating
                                             Rate Note, 3/15/17 (144A)                      2,456,698
    11,145,000          4.50       NR/Baa3   Scotiabank Peru SA, Floating Rate
                                             Note, 12/13/27 (144A)                         10,197,675
     5,400,000                       A-/A3   Standard Chartered Plc, 3.95%,
                                             1/11/23 (144A)                                 5,158,307
TRY 14,400,000                     NR/Baa2   Turkiye Garanti Bankasi AS, 7.375%,
                                             3/7/18 (144A)                                  5,700,666
     5,100,000                      NR/Ba1   Turkiye Is Bankasi, 6.0%,
                                             10/24/22 (144A)                                4,773,600
     7,800,000                     NR/Baa2   VTB Bank OJSC Via VTB Capital SA,
                                             6.0%, 4/12/17 (144A)                           8,034,000
    15,600,000                    BBB-/Ba1   VTB Bank OJSC Via VTB Capital SA,
                                             6.95%, 10/17/22 (144A)                        15,522,156
     2,450,000          7.98     BBB+/Baa3   Wells Fargo & Co., Floating Rate
                                             Note (Perpetual)                               2,783,812
                                                                                         ------------
                                                                                         $208,761,842
-----------------------------------------------------------------------------------------------------
                                             Regional Banks -- 1.1%
     6,843,000                     NR/Baa3   Banco Internacional del Peru SAA,
                                             5.75%, 10/7/20 (144A)                       $  7,142,381
     1,500,000                       A-/NR   CoBank ACB, 7.875%,
                                             4/16/18 (144A)                                 1,796,108
    16,036,000                   BBB-/Baa2   Santander Bank NA, 8.75%,
                                             5/30/18                                       19,122,930
    15,605,000          4.45      BBB/Baa3   The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)          15,651,815
    25,567,000          6.75      BBB/Baa3   The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)          27,868,030
     5,655,000          4.85      BBB/Baa3   The PNC Financial Services Group,
                                             Inc., Floating Rate Note (Perpetual)           5,301,562
     2,195,000                       A+/A1   Wachovia Bank NA, 6.0%, 11/15/17               2,528,939
       660,000          5.57     BBB+/Baa3   Wachovia Capital Trust III, Floating
                                             Rate Note (Perpetual)                            634,425
                                                                                         ------------
                                                                                         $ 80,046,190
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.5%
     12,500,000                    BB-/Ba3   Alfa Bank OJSC Via Alfa Bond
                                             Issuance Plc, 7.5%,
                                             9/26/19 (144A)                              $ 12,437,500
      1,650,000                    BB+/Ba1   Alfa Bank OJSC Via Alfa Bond
                                             Issuance Plc, 7.875%,
                                             9/25/17 (144A)                                 1,744,875
RUB 246,800,000                    BB+/Ba1   Alfa Bank OJSC Via Alfa Bond
                                             Issuance Plc, 8.625%,
                                             4/26/16 (144A)                                 6,792,242
     10,175,000                  BBB-/Baa2   Astoria Financial Corp., 5.0%,
                                             6/19/17                                       10,964,590
                                                                                         ------------
                                                                                         $ 31,939,207
                                                                                         ------------
                                             Total Banks                                 $320,747,239
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.8%
                                             Other Diversified Financial
                                             Services -- 2.6%
      9,380,000                  BBB+/Baa2   Alterra Finance LLC, 6.25%,
                                             9/30/20                                     $ 10,748,242
     24,815,000                      A-/NR   Carlyle Holdings II Finance LLC,
                                             5.625%, 3/30/43 (144A)                        26,478,002
     12,945,000         5.95       BB+/Ba3   Citigroup, Inc., Floating Rate
                                             Note (Perpetual)                              12,653,738
      8,925,000         5.35       BB+/Ba3   Citigroup, Inc., Floating Rate
                                             Note (Perpetual)                               8,277,938
      9,825,000         7.88         NR/NR   Credit Suisse Group Guernsey I,
                                             Ltd., Floating Rate Note, 2/24/41             10,660,125
      5,840,000                   BBB/Baa3   EnLink Midstream Partners LP,
                                             4.4%, 4/1/24                                   5,954,014
      6,250,000                     BBB/NR   Fixed Income Trust Series 2013-A,
                                             10/15/97 (Step) (144A) (c) (d)                 3,641,736
     18,800,000         7.12      AA-/Baa1   General Electric Capital Corp.,
                                             Floating Rate Note (Perpetual)                21,432,000
      2,400,000         5.25      AA-/Baa1   General Electric Capital Corp.,
                                             Floating Rate Note (Perpetual)                 2,334,480
      2,550,000                  BBB+/Baa1   Hyundai Capital Services, Inc.,
                                             4.375%, 7/27/16 (144A)                         2,721,684
NZD  15,300,000                       A/A3   JPMorgan Chase & Co., 4.25%,
                                             11/2/18                                       12,652,915
     20,727,000         7.90       BBB/Ba1   JPMorgan Chase & Co., Floating
                                             Rate Note (Perpetual)                         23,421,510
     13,860,000         5.15       BBB/Ba1   JPMorgan Chase & Co., Floating
                                             Rate Note (Perpetual)                         12,993,750
     21,530,000                       A/NR   KKR Group Finance Co., II LLC,
                                             5.5%, 2/1/43 (144A)                           22,460,462

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 61

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
     5,351,000          0.00        BBB/NR   Tiers Trust, Floating Rate Note,
                                             10/15/97 (144A) (c)                         $  3,748,621
     2,700,000          5.65        BB/Ba1   Voya Financial, Inc., Floating Rate
                                             Note, 5/15/53                                  2,683,800
                                                                                         ------------
                                                                                         $182,863,017
-----------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings -- 0.3%
     4,710,000                      BBB/NR   Gruposura Finance, 5.7%,
                                             5/18/21 (144A)                              $  4,939,612
    11,820,000                      AA/Aa3   IPIC GMTN, Ltd., 5.5%,
                                             3/1/22 (144A)                                 13,356,600
                                                                                         ------------
                                                                                         $ 18,296,212
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.4%
     7,180,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                             7/16/20 (144A)                              $  7,628,750
    12,855,000                     BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                             10/15/19 (144A)                               13,590,306
     3,705,000                     BBB+/NR   Corp Financiera de Desarrollo SA,
                                             4.75%, 2/8/22 (144A)                           3,742,050
     6,400,000                   BBB+/Baa2   LeasePlan Corp., NV, 2.5%,
                                             5/16/18 (144A)                                 6,354,880
                                                                                         ------------
                                                                                         $ 31,315,986
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.2%
     2,030,000                    BBB/Baa1   Capital One Bank USA NA,
                                             8.8%, 7/15/19                               $  2,605,568
     1,240,000                   BBB+/Baa1   Hyundai Capital America, 3.75%,
                                             4/6/16 (144A)                                  1,295,997
     1,200,000                   BBB+/Baa1   Hyundai Capital America, 4.0%,
                                             6/8/17 (144A)                                  1,279,354
     1,825,000                        B/B1   Jefferies Finance LLC, 7.375%,
                                             4/1/20 (144A)                                  1,916,250
     4,559,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note,
                                             7/25/14                                        4,560,687
                                                                                         ------------
                                                                                         $ 11,657,856
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.6%
     8,324,000          7.52     BBB+/Baa2   Ameriprise Financial, Inc., Floating
                                             Rate Note, 6/1/66                           $  9,218,830
     5,375,000                       A+/NR   Blackstone Holdings Finance Co.
                                             LLC, 4.75%, 2/15/23 (144A)                     5,704,375
        19,000                       A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                  21,958
     5,650,000                       NR/B2   Intercorp Retail Trust, 8.875%,
                                             11/14/18 (144A)                                6,024,312
     4,500,000                   BBB-/Baa3   Janus Capital Group, Inc.,
                                             6.7%, 6/15/17                                  5,080,684

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- (continued)
     6,310,000                    BBB/Baa1   Legg Mason, Inc., 5.625%,
                                             1/15/44                                     $  6,475,013
     4,350,000                     BB+/Ba1   Neuberger Berman Group LLC,
                                             5.625%, 3/15/20 (144A)                         4,567,500
     5,450,000          4.50      BBB/Baa2   The Bank of New York Mellon Corp.,
                                             Floating Rate Note (Perpetual)                 4,959,500
                                                                                         ------------
                                                                                         $ 42,052,172
-----------------------------------------------------------------------------------------------------
                                             Investment Banking &
                                             Brokerage -- 1.7%
     5,945,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                             1/14/20 (144A)                              $  6,593,064
     7,750,000                      BBB/A3   Macquarie Group, Ltd., 6.25%,
                                             1/14/21 (144A)                                 8,665,275
    17,800,000                   BBB+/Baa3   Merrill Lynch & Co., Inc.,
                                             7.75%, 5/14/38                                23,471,472
    13,200,000                   BBB+/Baa3   Morgan Stanley Co., 4.1%, 5/22/23             13,066,192
     4,400,000                   BBB+/Baa3   Morgan Stanley Co.,
                                             4.875%, 11/1/22                                4,623,450
     9,000,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                             4.25%, 4/15/16                                 9,536,634
     7,400,000                   BBB+/Baa2   The Goldman Sachs Group, Inc.,
                                             6.45%, 5/1/36                                  8,214,992
     5,400,000                   BBB+/Baa2   The Goldman Sachs Group, Inc.,
                                             6.75%, 10/1/37                                 6,185,803
    32,775,000                     BBB-/NR   UBS AG, 7.625%, 8/17/22                       38,441,339
                                                                                         ------------
                                                                                         $118,798,221
-----------------------------------------------------------------------------------------------------
                                             Diversified Capital Markets -- 0.0%+
     1,600,000          7.50        BB-/NR   Credit Suisse Group AG, Floating
                                             Rate Note (Perpetual) (144A)                $  1,738,000
                                                                                         ------------
                                             Total Diversified Financials                $406,721,464
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 6.2%
                                             Insurance Brokers -- 0.2%
     6,850,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                             5/15/20 (144A)                              $  7,985,942
GBP  2,125,000                       NR/B1   Towergate Finance Plc, 8.5%,
                                             2/15/18 (144A)                                 3,764,338
       100,000                   CCC+/Caa2   USI, Inc., New York, 7.75%,
                                             1/15/21 (144A)                                   104,250
                                                                                         ------------
                                                                                         $ 11,854,530
-----------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 1.2%
       125,000                      BB/Ba2   CNO Financial Group, Inc., 6.375%,
                                             10/1/20 (144A)                              $    133,125
    10,110,000                     BBB+/NR   Delphi Financial Group, Inc.,
                                             7.875%, 1/31/20                               11,907,568

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 63

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Life & Health
                                             Insurance -- (continued)
     3,200,000                    BBB-/Ba1   Forethought Financial Group,
                                             Inc., 8.625%, 4/15/21 (144A)                $  3,612,672
     2,600,000                     A-/Baa1   Lincoln National Corp.,
                                             8.75%, 7/1/19                                  3,352,216
     7,387,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/69                 11,191,305
     5,875,000                    BBB/Baa2   MetLife, Inc., 6.4%, 12/15/66                  6,198,125
     7,805,000                     A-/Baa2   Protective Life Corp.,
                                             7.375%, 10/15/19                               9,475,582
    11,240,000          5.62     BBB+/Baa2   Prudential Financial, Inc., Floating
                                             Rate Note, 6/15/43                            11,464,800
     5,969,000          8.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                             Rate Note, 6/15/68                             7,312,025
     7,575,000          5.88     BBB+/Baa2   Prudential Financial, Inc., Floating
                                             Rate Note, 9/15/42                             7,906,406
     2,600,000                      A/Baa1   Torchmark Corp., 3.8%, 9/15/22                 2,595,416
     3,400,000                    BBB/Baa2   Unum Group, 5.625%, 9/15/20                    3,826,078
     4,700,000                    BBB/Baa2   Unum Group, 5.75%, 8/15/42                     5,226,344
                                                                                         ------------
                                                                                         $ 84,201,662
-----------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.5%
    10,060,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                      $ 12,977,400
     6,970,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.0%,
                                             6/1/21 (144A)                                  7,501,323
     1,560,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                             6/15/14 (144A)                                 1,579,288
     9,885,000                    BBB/Baa2   Liberty Mutual Insurance Co.,
                                             7.697% (Perpetual) (144A)                     10,704,229
                                                                                         ------------
                                                                                         $ 32,762,240
-----------------------------------------------------------------------------------------------------
                                             Property & Casualty
                                             Insurance -- 0.6%
     5,750,000                     NR/Baa3   First American Financial Corp.,
                                             4.3%, 2/1/23                                $  5,636,144
    12,255,000                   BBB-/Baa2   OneBeacon US Holdings, Inc.,
                                             4.6%, 11/9/22                                 12,259,326
     5,100,000                     A-/Baa2   QBE Insurance Group, Ltd., 2.4%,
                                             5/1/18 (144A)                                  4,986,856
    12,600,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             6.375%, 6/15/21                               14,308,069
     6,267,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.5%, 3/1/20                                   7,454,258
                                                                                         ------------
                                                                                         $ 44,644,653
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- 3.7%
     7,500,000          6.38         NR/NR   Aquarius + Investments Plc for
                                             Swiss Reinsurance Co., Ltd.,
                                             Floating Rate Note, 9/1/24                  $  7,950,000
     3,250,000          4.25        BB+/NR   Armor Re, Ltd., Floating Rate
                                             Note, 5/14/14 (Cat Bond) (144A)                3,260,075
       500,000          3.44         BB/NR   Atlas IX Capital, Ltd., Floating
                                             Rate Note, 1/17/19 (Cat
                                             Bond) (144A)                                     511,600
     1,400,000          8.12        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                             Rate Note, 1/7/16 (Cat Bond)
                                             (144A)                                         1,474,200
     5,200,000          4.30        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                             Note, 5/23/16 (Cat Bond) (144A)                5,287,360
       400,000          6.24        BB+/NR   Blue Danube, Ltd., Floating Rate
                                             Note, 4/10/15 (Cat Bond) (144A)                  411,480
     1,400,000          2.55        BB+/NR   Bosphorus 1 Re, Ltd., Floating
                                             Rate Note, 5/3/16 (Cat
                                             Bond) (144A)                                   1,400,700
     4,433,000          5.31        BB-/NR   Caelus Re, Ltd., Floating Rate
                                             Note, 3/7/16 (Cat Bond) (144A)                 4,504,371
     6,050,000          6.91         NR/NR   Caelus Re, Ltd., Floating Rate
                                             Note, 4/7/17 (Cat Bond) (144A)                 6,342,820
     3,900,000          4.74       NR/Baa1   Combine Re, Ltd., Floating Rate
                                             Note, 1/7/15 (Cat Bond) (144A)                 3,974,490
     3,150,000         10.31        BB-/NR   Compass Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                 3,236,625
       900,000          9.06        BB-/NR   Compass Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                   918,630
       850,000          9.05         BB/NR   East Lane Re V, Ltd., Floating Rate
                                             Note, 3/16/16 (Cat Bond) (144A)                  916,810
     2,650,000          6.70         BB/NR   East Lane Re, Ltd., Floating Rate
                                             Note, 3/13/15 (Cat Bond) (144A)                2,728,970
       750,000          6.68        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 2/4/16 (Cat
                                             Bond) (144A)                                     757,500
     5,300,000          5.24        BB+/NR   Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 8/7/15 (Cat
                                             Bond) (144A)                                   5,456,350
     2,625,000         17.77         B+/NR   Everglades Re, Ltd., Floating Rate
                                             Note, 4/30/14 (Cat Bond) (144A)                2,657,025
     4,500,000          5.03        BB+/NR   Foundation Re III, Ltd., Floating
                                             Rate Note, 2/25/15 (Cat
                                             Bond) (144A)                                   4,578,300
     6,150,000          7.44         NR/NR   Galileo Re, Ltd., Floating Rate
                                             Note, 1/9/19 (Cat Bond) (144A)                 6,395,385
     3,200,000          8.40        BB-/NR   Ibis Re II, Ltd., Floating Rate
                                             Note, 2/5/15 (Cat Bond) (144A)                 3,275,840

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 65

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
       400,000         13.55         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                    $    416,480
     3,850,000          4.05        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                             6/28/16 (Cat Bond) (144A)                      3,927,770
     3,766,000          0.00         NR/NR   KANE-PI1, Floating Rate
                                             Note, 4/7/15                                   3,766,753
     7,010,560          0.00         NR/NR   KANE-PI1, Floating Rate
                                             Note, 7/7/16                                   7,010,560
     4,712,000          0.00         NR/NR   KANE-PI1, Floating Rate
                                             Note, 7/18/16                                  4,798,230
     1,700,000          0.00         NR/NR   Loma Reinsurance, Ltd., Bermuda,
                                             Floating Rate Note, 1/8/18 (Cat
                                             Bond) (144A)                                   1,768,000
     5,000,000          4.05         BB/NR   Longpoint Re, Ltd., III, Floating Rate
                                             Note, 5/18/16 (Cat Bond) (144A)                5,095,000
     3,800,000          0.00         NR/NR   Merna Reinsurance V, Ltd., Floating
                                             Rate Note, 4/7/17 (Cat Bond)
                                             (144A)                                         3,798,860
    11,560,000                      BBB/NR   Montpelier Re Holdings, Ltd.,
                                             4.7%, 10/15/22                                11,726,741
     1,850,000          9.06         BB/NR   Mystic Re, Ltd., Floating Rate
                                             Note, 3/12/15 (Cat Bond) (144A)                1,926,960
     3,600,000         12.06          B/NR   Mystic Re, Ltd., Floating Rate
                                             Note, 3/12/15 (Cat Bond) (144A)                3,819,960
       250,000          8.74        NR/Ba3   Mythen Re, Ltd., Floating Rate
                                             Note, 5/7/15 (Cat Bond) (144A)                   263,400
     3,100,000          8.55         B+/NR   Mythen Re, Ltd., Series 2012-2
                                             Class A, Floating Rate Note,
                                             1/5/17 (Cat Bond) (144A)                       3,299,640
       250,000         11.78         B-/NR   Mythen Re, Ltd., Series 2012-2
                                             Class A, Floating Rate Note,
                                             11/10/16 (Cat Bond) (144A)                       267,825
    12,025,000                      BBB/NR   Platinum Underwriters Finance,
                                             Inc., 7.5%, 6/1/17                            13,594,623
     1,000,000          3.55         NR/NR   Queen City Re, Floating Rate Note,
                                             1/6/19 (Cat Bond) (144A)                         999,500
     3,200,000          7.56         CC/NR   Queen Street II Capital, Ltd.,
                                             Floating Rate Note, 4/9/14 (Cat
                                             Bond) (144A)                                   3,202,240
     3,150,000          7.56        BB-/NR   Queen Street IV Capital, Ltd.,
                                             Floating Rate Note, 4/9/15 (Cat
                                             Bond) (144A)                                   3,248,910
     3,400,000          8.56        BB-/NR   Queen Street V Re, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond)
                                             (144A)                                         3,529,880
       700,000         10.58          B/NR   Queen Street VI Re, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat
                                             Bond) (144A)                                     737,800

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     4,800,000          8.65          B/NR   Queen Street VII Re, Ltd., Floating
                                             Rate Note, 4/8/16 (Cat
                                             Bond) (144A)                                $  5,076,000
     8,470,000                     A-/Baa1   Reinsurance Group of America,
                                             Inc., 6.45%, 11/15/19                          9,883,287
     7,100,000          8.80         B+/NR   Residential Reinsurance 2011,
                                             Ltd., Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                              7,511,800
     4,000,000          9.06        BB-/NR   Residential Reinsurance 2011,
                                             Ltd., Floating Rate Note, 6/6/15
                                             (Cat Bond) (144A)                              4,208,000
     2,750,000          8.96         NR/NR   Residential Reinsurance 2011,
                                             Ltd., Floating Rate Note, 6/6/17
                                             (Cat Bond) (144A)                              2,878,150
     1,750,000          4.55        BB+/NR   Residential Reinsurance 2012,
                                             Ltd., Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                              1,812,825
     7,100,000          5.80         BB/NR   Residential Reinsurance 2012,
                                             Ltd., Floating Rate Note, 12/6/16
                                             (Cat Bond) (144A)                              7,399,620
     4,500,000          8.05         BB/NR   Residential Reinsurance 2012,
                                             Ltd., Floating Rate Note, 6/6/16
                                             (Cat Bond) (144A)                              4,963,050
       250,000          5.30         NR/NR   Residential Reinsurance 2013,
                                             Ltd., Floating Rate Note, 12/6/17
                                             (Cat Bond) (144A)                                249,950
     2,000,000          9.30         B-/NR   Residential Reinsurance 2013,
                                             Ltd., Floating Rate Note, 6/6/17
                                             (Cat Bond) (144A)                              2,087,400
     3,000,000          3.56        BB+/NR   Sanders Re, Ltd., Floating Rate
                                             Note, 5/5/17 (Cat Bond) (144A)                 3,028,800
     7,650,000          4.06         BB/NR   Sanders Re, Ltd., Floating Rate
                                             Note, 5/5/17 (Cat Bond) (144A)                 7,742,565
     3,650,000                       NR/NR   Sector Re V, Ltd., 12/1/18 (Cat
                                             Bond) (144A) (d)                               3,734,315
         6,087                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat
                                             Bond) (144A) (d)                               1,541,072
     3,500,000                       NR/NR   Silverton Re, Ltd., 9/16/16 (Cat
                                             Bond) (144A) (d)                               3,634,400
     6,200,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                             6.375%, 3/20/17 (144A)                         6,923,800
    12,390,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                             Floating Rate Note (Perpetual)
                                             (144A)                                        13,007,319
     3,150,000         11.02         NR/B2   Successor X, Ltd., Floating Rate
                                             Note, 1/27/15 (Cat Bond) (144A)                3,248,280

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 67

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
     1,750,000         16.30         NR/NR   Successor X, Ltd., Floating Rate
                                             Note, 11/10/15 (Cat Bond)
                                             (144A)                                      $  1,810,725
       725,000         11.28         B-/NR   Successor X, Ltd., Floating Rate
                                             Note, 11/10/15 (Cat Bond) (144A)                 777,128
     2,000,000          8.53         B+/NR   Tar Heel Re, Ltd., Floating Rate
                                             Note, 5/9/16 (Cat Bond) (144A)                 2,155,000
       250,000          6.25         NR/NR   Tradewynd Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                   251,325
     7,880,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                             1/26/40                                       10,958,393
     5,500,000          3.44        BB+/NR   Vita Capital V, Ltd., Floating Rate
                                             Note, 1/15/17 (Cat Bond) (144A)                5,627,600
     2,200,000          2.81       BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                             Note, 1/9/17 (Cat Bond) (144A)                 2,256,980
       950,000          0.00       BBB+/NR   Vitality Re V, Ltd., Floating Rate
                                             Note, 1/7/19 (Cat Bond) (144A)                   950,000
       800,000          0.00        BB+/NR   Vitality Re V, Ltd., Floating Rate
                                             Note, 1/7/19 (Cat Bond) (144A)                   808,960
     6,215,000          5.88         NR/NR   Wilton Re Finance LLC, Floating
                                             Rate Note, 3/30/33 (144A)                      6,183,925
                                                                                         ------------
                                                                                         $263,948,332
                                                                                         ------------
                                             Total Insurance                             $437,411,417
-----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 2.8%
                                             Diversified REIT -- 0.6%
     6,300,000                    BBB/Baa2   Digital Realty Trust LP, 3.625%,
                                             10/1/22                                     $  5,849,229
     3,125,000                    BBB/Baa2   Digital Realty Trust LP, 5.25%,
                                             3/15/21                                        3,285,478
     1,445,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                             2/1/20                                         1,582,037
     9,250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                             3/22/22 (144A)                                10,192,594
    12,525,000                    BBB/Baa2   Goodman Funding Pty, Ltd.,
                                             6.375%, 4/15/21 (144A)                        14,157,195
     5,270,000                     NR/Baa2   Trust F, 5.25%, 12/15/24 (144A)                5,256,825
                                                                                         ------------
                                                                                         $ 40,323,358
-----------------------------------------------------------------------------------------------------
                                             Industrial REIT -- 0.1%
     7,300,000                   BBB-/Baa2   DCT Industrial Operating
                                             Partnership LP, 4.5%,
                                             10/15/23 (144A)                             $  7,279,560
-----------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.9%
     4,802,000                   BBB-/Baa2   Alexandria Real Estate Equities,
                                             Inc., 3.9%, 6/15/23                         $  4,637,800

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Office REIT -- (continued)
    11,010,000                   BBB-/Baa2   Alexandria Real Estate Equities,
                                             Inc., 4.6%, 4/1/22                          $ 11,376,710
     3,865,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22               3,831,676
     6,450,000                   BBB-/Baa3   Corporate Office Properties LP,
                                             3.6%, 5/15/23                                  5,962,767
     9,205,000                      BB/Ba1   DuPont Fabros Technology LP,
                                             5.875%, 9/15/21                                9,734,288
     9,060,000                    BBB/Baa2   Highwoods Realty LP, 3.625%,
                                             1/15/23                                        8,575,145
     5,975,000                    BBB/Baa2   Mack-Cali Realty LP, 3.15%, 5/15/23            5,304,958
       980,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19            1,163,052
    11,130,000                    BBB/Baa2   Piedmont Operating Partnership LP,
                                             3.4%, 6/1/23                                  10,310,198
                                                                                         ------------
                                                                                         $ 60,896,594
-----------------------------------------------------------------------------------------------------
                                             Retail REIT -- 0.2%
     3,695,000                   BBB-/Baa2   DDR Corp., 4.625%, 7/15/22                  $  3,871,846
     1,261,000                   BBB-/Baa2   DDR Corp., 4.75%, 4/15/18                      1,367,108
     6,440,000                   BBB-/Baa2   DDR Corp., 7.5%, 4/1/17                        7,456,606
                                                                                         ------------
                                                                                         $ 12,695,560
-----------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 0.9%
     3,205,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                 $  3,394,454
     6,300,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 3.75%, 3/15/23                    6,184,987
     5,000,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 4.5%, 1/15/24                     5,149,485
     3,150,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 5.25%, 1/15/22                    3,469,706
       600,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 6.125%, 4/15/20                     687,742
     3,370,000                   BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                             5.75%, 1/15/21                                 3,733,070
     5,555,000                   BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                             6.5%, 1/17/17                                  6,268,534
    15,725,000                   BBB-/Baa2   Hospitality Properties Trust,
                                             5.0%, 8/15/22                                 16,351,798
    11,518,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                             6.75%, 4/15/20                                13,020,327
     8,130,000                   BBB+/Baa1   Ventas Realty LP, 4.75%, 6/1/21                8,762,294
                                                                                         ------------
                                                                                         $ 67,022,397
-----------------------------------------------------------------------------------------------------
                                             Diversified Real Estate
                                             Activities -- 0.1%
     6,680,000                   BBB-/Baa2   WP Carey, Inc., 4.60%, 4/1/24               $  6,677,328
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 69

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Real Estate Operating
                                             Companies -- 0.0%+
        50,000                     CCC+/NR   IRSA Inversiones y Representaciones
                                             SA, 8.5%, 2/2/17 (144A)                     $     47,000
                                                                                         ------------
                                             Total Real Estate                           $194,941,797
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Data Processing & Outsourced
                                             Services -- 0.2%
    11,000,000                     BB-/Ba2   Audatex North America, Inc., 6.0%,
                                             6/15/21 (144A)                              $ 11,742,500
     1,640,000                     B-/Caa1   First Data Corp., 8.25%,
                                             1/15/21 (144A)                                 1,779,400
                                                                                         ------------
                                                                                         $ 13,521,900
-----------------------------------------------------------------------------------------------------
                                             Home Entertainment
                                             Software -- 0.1%
     6,015,000                     BB+/Ba2   Activision Blizzard, Inc., 5.625%,
                                             9/15/21 (144A)                              $  6,436,050
                                                                                         ------------
                                             Total Software & Services                   $ 19,957,950
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE
                                             & EQUIPMENT -- 0.5%
                                             Communications Equipment -- 0.0%+
     1,500,000                     BB+/Ba3   Brocade Communications Systems,
                                             Inc., 4.625%, 1/15/23 (144A)                $  1,432,500
-----------------------------------------------------------------------------------------------------
                                             Computer Storage &
                                             Peripherals -- 0.2%
    13,870,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                             6/1/23 (144A)                               $ 13,696,625
-----------------------------------------------------------------------------------------------------
                                             Electronic Equipment
                                             Manufacturers -- 0.1%
     6,375,000                       B+/B1   Viasystems, Inc., 7.875%,
                                             5/1/19 (144A)                               $  6,869,062
-----------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing
                                             Services -- 0.2%
     4,615,000                     BB+/Ba1   Flextronics International, Ltd.,
                                             4.625%, 2/15/20                             $  4,655,381
    10,030,000                     BB+/Ba1   Flextronics International, Ltd.,
                                             5.0%, 2/15/23                                 10,105,225
                                                                                         ------------
                                                                                         $ 14,760,606
                                                                                         ------------
                                             Total Technology Hardware
                                             & Equipment                                 $ 36,758,793
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.1%
                                             Semiconductor Equipment -- 0.1%
     4,090,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18              $  4,795,320
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.0%+
CNY 12,000,000                      BB-/NR   LDK Solar Co., Ltd., 10.0%,
                                             2/28/14 (f)                                 $    321,115
                                                                                         ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                     $  5,116,435
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 2.6%
                                             Integrated Telecommunication
                                             Services -- 1.8%
     4,100,000                      BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21           $  4,407,500
     3,510,000                      BB/Ba2   CenturyLink, Inc., 7.6%, 9/15/39               3,338,888
     3,100,000                      BB/Ba2   CenturyLink, Inc., 7.65%, 3/15/42              2,925,625
    10,771,000                        B/B3   Cincinnati Bell, Inc.,
                                             8.375%, 10/15/20                              11,794,245
    11,090,000                     BB-/Ba2   Frontier Communications Corp.,
                                             8.5%, 4/15/20                                 12,892,125
    10,355,000                     BB-/Ba2   Frontier Communications Corp.,
                                             8.75%, 4/15/22                                11,817,644
     1,500,000                       B+/B3   GCI, Inc., 8.625%, 11/15/19                    1,605,000
    10,580,000                      NR/Ba3   GTP Acquisition Partners I LLC,
                                             7.628%, 6/15/16 (144A)                        11,281,211
     3,157,833                       NR/NR   GTP Cellular Sites LLC, 3.721%,
                                             3/15/17 (144A)                                 3,310,132
     8,065,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                             2/15/15 (144A)                                 8,245,527
     9,080,000                   BBB-/Baa3   Oi SA, 5.75%, 2/10/22 (144A)                   8,694,100
     3,200,000                       A-/A2   Ooredoo International Finance, Ltd.,
                                             3.875%, 1/31/28 (144A)                         2,904,000
EURO 2,625,000                       B+/B1   Telenet Finance III Luxembourg SCA,
                                             6.625%, 2/15/21 (144A)                         3,918,437
    16,440,000                   BBB+/Baa1   Verizon Communications, Inc.,
                                             6.55%, 9/15/43                                20,006,411
     9,870,000                        B/B1   Windstream Corp., 6.375%, 8/1/23               9,623,250
     8,680,000                        B/B1   Windstream Corp., 7.75%, 10/15/20              9,309,300
     1,740,000                        B/B1   Windstream Corp., 8.125%, 9/1/18               1,848,750
                                                                                         ------------
                                                                                         $127,922,145
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.8%
     3,135,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                             1/15/20 (144A)                              $  3,593,679
     6,600,000                       NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)            6,864,000
     4,915,000                      BB/Ba3   MetroPCS Wireless, Inc.,
                                             6.625%, 11/15/20                               5,246,762
     6,500,000                      BB/Ba3   MetroPCS Wireless, Inc.,
                                             7.875%, 9/1/18                                 6,906,250

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 71

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- (continued)
      3,250,000                      NR/NR   Richland Towers Funding LLC,
                                             7.87%, 3/15/16 (144A)                       $  3,428,600
     11,600,000                     BB/Ba3   VimpelCom Holdings BV, 7.5043%,
                                             3/1/22 (144A)                                 11,757,760
RUB 430,000,000                     BB/Ba3   VimpelCom Holdings BV, 9.0%,
                                             2/13/18 (144A)                                11,717,205
      6,650,000                      NR/NR   WCP Wireless Site Funding,
                                             6.829%, 11/15/15 (144A)                        6,950,653
                                                                                         ------------
                                                                                         $ 56,464,909
                                                                                         ------------
                                             Total Telecommunication Services            $184,387,054
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.8%
                                             Electric Utilities -- 1.6%
      4,246,000                   BBB/Baa1   Commonwealth Edison Co.,
                                             6.95%, 7/15/18                              $  4,974,546
      5,720,000                    NR/Baa3   Dubai Electricity & Water Authority,
                                             7.375%, 10/21/20 (144A)                        6,899,750
      9,750,000                    NR/Baa3   Dubai Electricity & Water Authority,
                                             8.5%, 4/22/15 (144A)                          10,420,800
     23,700,000         5.25       BBB+/A3   Electricite de France SA, Floating
                                             Rate Note (Perpetual) (144A)                  23,735,550
     21,925,000                     A+/Aa3   Electricite de France, 6.0%,
                                             1/22/14 (144A)                                23,008,007
        215,000                   BBB/Baa2   Enel Finance International NV,
                                             5.125%, 10/7/19 (144A)                           235,720
     10,830,000         8.75       BB+/Ba1   Enel S.p.A., Floating Rate Note,
                                             9/24/73 (144A)                                12,152,343
        589,395                     B-/Ba2   FPL Energy Wind Funding LLC,
                                             6.876%, 6/27/17 (144A)                           577,607
      5,000,000                   BB+/Baa3   Israel Electric Corp., Ltd., 5.625%,
                                             6/21/18 (144A)                                 5,275,000
      4,150,000                   BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                             2/10/17 (144A)                                 4,515,200
      2,725,000                   BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                             1/15/19 (144A)                                 3,041,781
      1,330,000                   BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                             1/28/20 (144A)                                 1,634,238
         85,000                       A/A2   Nevada Power Co., 6.5%, 8/1/18                   100,579
      3,725,000                   BBB/Baa2   Public Service Co., of New Mexico,
                                             7.95%, 5/15/18                                 4,441,604
      8,675,000         6.25     BBB-/Baa1   Southern California Edison Co.,
                                             Floating Rate Note (Perpetual)                 9,238,875
                                                                                         ------------
                                                                                         $110,251,600
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.5%
     5,350,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%,
                                             5/20/22                                   $    5,844,875
     1,965,000                     AA-/Aa3   Nakilat, Inc., 6.067%,
                                             12/31/33 (144A)                                2,054,800
     3,926,282                       A+/A1   Nakilat, Inc., 6.267%,
                                             12/31/33 (144A)                                4,240,385
     9,425,000                    BB+/Baa3   ONEOK, Inc., 6.875%, 9/30/28                  10,483,286
     6,200,000                    BBB/Baa2   Transportadora de Gas del Peru SA,
                                             4.25%, 4/30/28 (144A)                          5,642,000
     6,450,467                   CCC+/Caa1   Transportadora de Gas del Sur SA,
                                             9.625%, 5/14/20                                5,870,355
                                                                                       --------------
                                                                                       $   34,135,701
-----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.1%
     9,400,000                     NR/Caa1   DTEK Finance Plc, 7.875%,
                                             4/4/18 (144A)                             $    7,990,000
     3,485,899                       NR/NR   Ormat Funding Corp., 8.25%,
                                             12/30/20                                       3,363,892
        50,000                   BBB+/Baa1   Sempra Energy, Inc., 9.8%, 2/15/19                66,215
                                                                                       --------------
                                                                                       $   11,420,107
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.6%
     1,361,416                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                             6/30/35 (144A)                            $    1,491,873
     6,100,000                     NR/Baa3   Instituto Costarricense de
                                             Electricidad, 6.375%,
                                             5/15/43 (144A)                                 5,207,875
     8,380,000                     NR/Baa3   Instituto Costarricense de
                                             Electricidad, 6.95%,
                                             11/10/21 (144A)                                8,882,800
     4,750,000                       B+/B1   InterGen NV, 7.0%, 6/30/23 (144A)              4,987,500
       232,650                       NR/NR   Juniper Generation LLC, 6.79%,
                                             12/31/14 (144A)                                  226,787
     3,631,050                   BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                             3/30/21 (144A)                                 3,860,798
     4,675,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19              4,879,531
     2,879,000                     BB+/Ba1   NSG Holdings LLC, 7.75%,
                                             12/15/25 (144A)                                3,073,332
     2,646,745                   BBB-/Baa3   Panoche Energy Center LLC,
                                             6.885%, 7/31/29 (144A)                         2,845,193
     7,850,000                       NR/B2   Star Energy Geothermal Wayang Windu,
                                             Ltd., 6.125%, 3/27/20 (144A)                   7,673,375
                                                                                       --------------
                                                                                       $   43,129,064
                                                                                       --------------
                                             Total Utilities                           $  198,936,472
-----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $2,835,500,151)                     $2,940,979,833
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 73

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 9.3%
     5,927,498                     AAA/Aaa   Fannie Mae, 3.5%, 11/1/40                   $  5,967,642
       996,526                     AAA/Aaa   Fannie Mae, 3.5%, 11/1/42                      1,004,122
       449,049                     AAA/Aaa   Fannie Mae, 3.5%, 11/1/42                        452,475
     1,118,674                     AAA/Aaa   Fannie Mae, 3.5%, 11/1/42                      1,127,210
     7,000,000                       NR/NR   Fannie Mae, 3.5%, 12/1/25                      7,342,572
        47,876                     AAA/Aaa   Fannie Mae, 3.5%, 12/1/42                         48,241
     1,821,814                     AAA/Aaa   Fannie Mae, 3.5%, 12/1/42                      1,835,710
     7,000,000                       NR/NR   Fannie Mae, 3.5%, 4/1/29                       7,344,317
     8,000,000                       NR/NR   Fannie Mae, 3.5%, 4/1/29                       8,393,466
    10,000,000                       NR/NR   Fannie Mae, 3.5%, 7/1/26                      10,488,182
    17,308,061                     AAA/Aaa   Fannie Mae, 3.5%, 7/1/43                      17,425,396
     1,284,681                     AAA/Aaa   Fannie Mae, 4.0%, 1/1/42                       1,335,810
     3,821,738                     AAA/Aaa   Fannie Mae, 4.0%, 1/1/42                       3,973,641
     6,131,231                       NR/NR   Fannie Mae, 4.0%, 10/1/43                      6,384,935
     3,301,564                     AAA/Aaa   Fannie Mae, 4.0%, 11/1/41                      3,432,723
        21,766                     AAA/Aaa   Fannie Mae, 4.0%, 11/1/41                         22,627
     8,875,976                       NR/NR   Fannie Mae, 4.0%, 11/1/43                      9,234,626
     3,340,790                       NR/NR   Fannie Mae, 4.0%, 11/1/43                      3,485,370
     7,006,895                     AAA/Aaa   Fannie Mae, 4.0%, 12/1/40                      7,314,801
    28,179,373                     AAA/Aaa   Fannie Mae, 4.0%, 12/1/41                     29,292,062
     9,044,326                     AAA/Aaa   Fannie Mae, 4.0%, 12/1/41                      9,404,137
        14,172                     AAA/Aaa   Fannie Mae, 4.0%, 12/1/42                         14,734
     1,779,131                       NR/NR   Fannie Mae, 4.0%, 12/1/43                      1,853,093
     3,135,109                       NR/NR   Fannie Mae, 4.0%, 2/1/42                       3,258,893
     1,774,785                     AAA/Aaa   Fannie Mae, 4.0%, 2/1/43                       1,845,170
     3,338,686                       NR/NR   Fannie Mae, 4.0%, 2/1/44                       3,478,770
     4,869,286                       NR/NR   Fannie Mae, 4.0%, 2/1/44                       5,070,607
       334,770                       NR/NR   Fannie Mae, 4.0%, 4/1/41                         348,663
     3,102,397                     AAA/Aaa   Fannie Mae, 4.0%, 4/1/42                       3,225,627
     4,715,752                     AAA/Aaa   Fannie Mae, 4.0%, 4/1/42                       4,903,014
       124,850                     AAA/Aaa   Fannie Mae, 4.0%, 5/1/42                         129,765
         5,456                     AAA/Aaa   Fannie Mae, 4.0%, 7/1/18                           5,769
       331,678                     AAA/Aaa   Fannie Mae, 4.0%, 7/1/42                         344,741
     6,709,095                       NR/NR   Fannie Mae, 4.0%, 8/1/43                       6,979,608
     4,519,351                       NR/NR   Fannie Mae, 4.0%, 8/1/43                       4,704,917
       691,349                     AAA/Aaa   Fannie Mae, 4.0%, 9/1/37                         718,499
    65,000,000                     AAA/Aaa   Fannie Mae, 4.5%, 4/1/44                      69,336,723
     5,413,405                     AAA/Aaa   Fannie Mae, 4.5%, 11/1/40                      5,779,635
     3,885,429                       NR/NR   Fannie Mae, 4.5%, 11/1/43                      4,167,047
     1,427,200                       NR/NR   Fannie Mae, 4.5%, 11/1/43                      1,530,466


The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
    25,477,854                       NR/NR   Fannie Mae, 4.5%, 12/1/40                   $ 27,192,490
        48,865                     AAA/Aaa   Fannie Mae, 4.5%, 12/1/41                         52,114
     4,915,600                     AAA/Aaa   Fannie Mae, 4.5%, 12/1/41                      5,240,846
     4,319,889                       NR/NR   Fannie Mae, 4.5%, 12/1/43                      4,633,372
       417,184                     AAA/Aaa   Fannie Mae, 4.5%, 3/1/35                         445,513
     1,473,952                     AAA/Aaa   Fannie Mae, 4.5%, 3/1/41                       1,573,962
     1,778,174                     AAA/Aaa   Fannie Mae, 4.5%, 3/1/41                       1,897,157
        11,470                     AAA/Aaa   Fannie Mae, 4.5%, 4/1/41                          12,249
     8,453,416                       NR/NR   Fannie Mae, 4.5%, 5/1/41                       9,022,013
    23,495,315                     AAA/Aaa   Fannie Mae, 4.5%, 7/1/41                      25,186,949
     1,362,289                     AAA/Aaa   Fannie Mae, 4.5%, 9/1/41                       1,453,122
       456,195                     AAA/Aaa   Fannie Mae, 5.0%, 2/1/22                         492,067
        20,380                     AAA/Aaa   Fannie Mae, 5.0%, 4/1/22                          21,691
       211,481                     AAA/Aaa   Fannie Mae, 5.0%, 6/1/22                         228,125
        47,021                     AAA/Aaa   Fannie Mae, 5.0%, 6/1/22                          50,724
     4,423,561                     AAA/Aaa   Fannie Mae, 5.0%, 6/1/40                       4,836,195
     3,707,219                     AAA/Aaa   Fannie Mae, 5.0%, 7/1/40                       4,046,537
    32,000,000                     AAA/Aaa   Fannie Mae, 5.0%, 5/25/42                     34,887,501
       356,455                     AAA/Aaa   Fannie Mae, 5.5%, 12/1/35                        392,925
       571,309                     AAA/Aaa   Fannie Mae, 5.5%, 2/1/23                         629,761
         6,744                     AAA/Aaa   Fannie Mae, 5.5%, 2/1/33                           7,280
       699,455                     AAA/Aaa   Fannie Mae, 5.5%, 3/1/21                         760,719
     1,022,373                     AAA/Aaa   Fannie Mae, 5.5%, 3/1/25                       1,128,176
       102,024                     AAA/Aaa   Fannie Mae, 5.5%, 3/1/36                         113,300
       202,385                     AAA/Aaa   Fannie Mae, 5.5%, 4/1/34                         224,940
       228,298                     AAA/Aaa   Fannie Mae, 5.5%, 4/1/36                         251,656
        72,855                     AAA/Aaa   Fannie Mae, 5.5%, 5/1/33                          80,766
        44,251                     AAA/Aaa   Fannie Mae, 5.5%, 6/1/33                          49,125
        98,926                     AAA/Aaa   Fannie Mae, 5.5%, 7/1/33                         109,981
        19,079                     AAA/Aaa   Fannie Mae, 6.0%, 1/1/33                          21,447
       126,382                     AAA/Aaa   Fannie Mae, 6.0%, 1/1/34                         142,161
         4,439                     AAA/Aaa   Fannie Mae, 6.0%, 10/1/32                          4,995
         8,769                     AAA/Aaa   Fannie Mae, 6.0%, 11/1/32                          9,866
        74,824                     AAA/Aaa   Fannie Mae, 6.0%, 12/1/32                         83,259
       145,572                     AAA/Aaa   Fannie Mae, 6.0%, 12/1/33                        163,615
       515,806                     AAA/Aaa   Fannie Mae, 6.0%, 12/1/37                        573,568
         2,571                     AAA/Aaa   Fannie Mae, 6.0%, 3/1/32                           2,899
        10,871                     AAA/Aaa   Fannie Mae, 6.0%, 3/1/33                          12,227
         8,023                     AAA/Aaa   Fannie Mae, 6.0%, 3/1/33                           8,926
       558,289                     AAA/Aaa   Fannie Mae, 6.0%, 4/1/38                         620,809
       141,284                     AAA/Aaa   Fannie Mae, 6.0%, 5/1/33                         158,242


The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 75

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
       349,268                     AAA/Aaa   Fannie Mae, 6.0%, 6/1/37                    $    388,380
        58,866                     AAA/Aaa   Fannie Mae, 6.0%, 7/1/17                          61,396
       197,029                     AAA/Aaa   Fannie Mae, 6.0%, 7/1/38                         219,093
        22,669                     AAA/Aaa   Fannie Mae, 6.5%, 10/1/32                         25,445
         8,536                     AAA/Aaa   Fannie Mae, 6.5%, 11/1/32                          9,579
       161,795                     AAA/Aaa   Fannie Mae, 6.5%, 12/1/21                        181,650
         1,573                     AAA/Aaa   Fannie Mae, 6.5%, 2/1/32                           1,765
         4,610                     AAA/Aaa   Fannie Mae, 6.5%, 3/1/32                           5,173
           356                     AAA/Aaa   Fannie Mae, 6.5%, 4/1/29                             400
         3,663                     AAA/Aaa   Fannie Mae, 6.5%, 5/1/31                           4,109
           358                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/31                             402
         2,681                     AAA/Aaa   Fannie Mae, 6.5%, 7/1/31                           3,007
         4,089                     AAA/Aaa   Fannie Mae, 6.5%, 8/1/32                           4,594
           592                     AAA/Aaa   Fannie Mae, 7.0%, 2/1/29                             685
         1,711                     AAA/Aaa   Fannie Mae, 7.0%, 5/1/28                           1,964
         1,083                     AAA/Aaa   Fannie Mae, 7.0%, 7/1/31                           1,209
         1,298                     AAA/Aaa   Fannie Mae, 7.5%, 1/1/28                           1,456
     3,716,255                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             3.5%, 10/1/40                                  3,737,746
    10,488,296                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             3.5%, 11/1/28                                 11,025,313
     6,431,430                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             4.0%, 1/1/44                                   6,674,856
       677,570                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.5%, 10/1/35                                    723,478
     1,546,043                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             4.5%, 11/1/40                                  1,649,271
        88,265                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 11/1/34                                     96,181
    12,125,715                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 11/1/39                                 13,201,865
       618,211                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 12/1/21                                    668,408
       445,314                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 12/1/34                                    483,511
       424,350                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 4/1/23                                     458,654
        83,951                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 5/1/34                                      91,487
       363,944                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 7/1/35                                     396,583
     1,061,562                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 9/1/38                                   1,151,693


The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
       532,411                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 5.0%, 9/1/38                         $    577,611
         8,192                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 5.5%, 10/1/16                               8,708
       113,563                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 1/1/33                              125,914
       106,661                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 1/1/34                              119,980
        18,212                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 10/1/37                              20,193
       189,492                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 12/1/36                             210,102
       374,322                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 12/1/37                             415,034
        10,242                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 3/1/33                               11,369
        36,143                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 3/1/33                               40,146
       215,579                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 6/1/17                              227,537
       163,826                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 6/1/35                              181,644
       200,961                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.0%, 8/1/34                              226,065
         2,444                     AAA/Aaa   Federal Home Loan Mortgage
                                             Corp., 6.5%, 9/1/32                                2,743
     6,750,000                       NR/NR   Freddie Mac Gold Pool, 3.5%,
                                             4/10/14                                        6,782,696
    13,500,000                       NR/NR   Freddie Mac Gold Pool, 4.0%,
                                             4/10/14                                       14,004,668
    13,500,000                       NR/NR   Freddie Mac Gold Pool, 4.5%,
                                             4/10/14                                       14,390,156
    43,250,000                       NR/NR   Government National Mortgage
                                             Association I, 4.0%, 4/22/14                  45,426,016
     1,167,393                       NR/NR   Government National Mortgage
                                             Association I, 4.5%, 1/15/40                   1,263,863
       260,752                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 10/15/33                    283,512
        51,035                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 12/15/34                     55,341
       180,266                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 4/15/35                     194,616
       158,363                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 4/15/35                     170,973
     1,383,942                       NR/NR   Government National Mortgage
                                             Association I, 4.5%, 7/15/41                   1,512,674

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 77

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
     9,256,015                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 8/15/41                $  9,987,677
       344,388                     AAA/Aaa   Government National Mortgage
                                             Association I, 4.5%, 9/15/33                     373,802
       888,891                       NR/NR   Government National Mortgage
                                             Association I, 4.5%, 9/15/40                     961,452
       190,193                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 10/15/18                    202,199
        36,760                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 10/15/18                     39,117
        60,340                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 11/15/16                     64,401
       193,834                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 6/15/21                     207,287
       780,401                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 9/15/33                     861,052
       990,874                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.125%, 10/15/38                1,084,038
       298,446                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 1/15/34                     339,286
       217,024                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 1/15/35                     242,840
        54,364                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 10/15/19                     57,954
       439,576                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 10/15/19                    468,622
       333,996                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 10/15/34                    373,415
         1,688                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 12/15/18                      1,796
       367,143                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 12/15/35                    408,611
       759,326                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 2/15/35                     849,659
       265,264                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 2/15/35                     296,823
            26                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 2/15/37                          29
        25,703                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 3/15/17                      27,325
       266,050                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 3/15/37                     294,416
       239,950                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 3/15/37                     265,922
       456,612                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 3/15/37                     505,728

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
         8,779                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 4/15/33                $      9,792
       314,190                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 4/15/34                     351,270
       234,052                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 6/15/35                     260,890
       139,372                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 7/15/33                     155,786
       478,374                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 7/15/34                     535,114
       106,915                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 8/15/19                     114,612
       135,807                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 9/15/19                     144,585
       344,860                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 9/15/19                     367,153
       118,230                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.5%, 9/15/19                     125,872
       590,691                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.75%, 10/15/38                   654,399
       105,029                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.75%, 10/15/38                   116,399
        83,689                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 1/15/17                      86,780
        51,211                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 1/15/33                      57,353
       182,108                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 1/15/33                     209,600
        80,633                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 1/15/34                      92,781
       124,921                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 10/15/33                    139,907
       626,043                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 10/15/37                    701,057
        19,485                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 11/15/16                     20,205
         2,585                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 11/15/18                      2,592
       375,954                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 11/15/33                    426,165
       152,049                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 2/15/33                     175,006
       127,876                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 2/15/33                     146,786
       100,134                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 3/15/33                     114,941

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 79

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
        17,524                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 3/15/33                $     19,625
        15,085                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 3/15/33                      16,893
        85,105                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 3/15/33                      97,689
         2,562                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 5/15/16                       2,638
       206,204                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 5/15/33                     237,336
        57,111                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 5/15/33                      64,953
       470,230                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 5/15/33                     526,619
       184,622                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 6/15/17                     191,688
        49,449                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 6/15/17                      51,601
       101,920                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 6/15/33                     117,307
       341,155                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 6/15/33                     392,663
           105                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/14                         105
       207,639                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/17                     216,588
       153,674                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/17                     160,276
       245,556                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/33                     282,693
        97,436                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/33                     109,121
     1,080,501                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 7/15/38                   1,210,117
           465                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 8/15/16                         467
       257,760                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 8/15/32                     296,765
        45,743                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 9/15/19                      46,624
       144,702                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 9/15/33                     162,052
        73,601                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 9/15/33                      82,427
        12,218                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 1/15/29                      13,772

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
          8,567                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/31               $      9,656
          6,114                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/31                      6,896
         16,132                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/32                     18,191
         47,893                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 11/15/31                     53,972
         84,386                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 11/15/32                     96,527
            482                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 12/15/31                        560
          5,981                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 2/15/32                       6,758
          3,015                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 3/15/32                       3,498
          2,779                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 5/15/29                       3,170
         27,890                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 5/15/32                      31,456
          4,104                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 6/15/32                       4,627
          6,927                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 6/15/32                       7,813
          7,166                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 7/15/32                       8,083
         10,263                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 7/15/32                      11,575
         29,880                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 7/15/35                      33,706
          4,365                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 8/15/32                       4,923
         39,817                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 8/15/32                      44,901
          4,917                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 8/15/32                       5,545
        105,221                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 9/15/32                     118,691
         43,334                    AAA/Aaa   Government National Mortgage
                                             Association I, 6.5%, 9/15/32                      48,901
          1,074                    AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 5/15/29                       1,207
            522                    AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 5/15/29                         584
          2,326                    AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 5/15/31                       2,606

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 81

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency
                                             Obligations -- (continued)
         1,133                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 6/15/29                $      1,167
           471                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 6/15/31                         489
        10,591                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.0%, 8/15/29                      10,961
           130                     AAA/Aaa   Government National Mortgage
                                             Association I, 7.5%, 8/15/29                         133
       795,172                     AAA/Aaa   Government National Mortgage
                                             Association II, 4.5%, 1/20/35                    864,919
     1,528,963                     AAA/Aaa   Government National Mortgage
                                             Association II, 4.5%, 12/20/34                 1,663,071
       911,044                     AAA/Aaa   Government National Mortgage
                                             Association II, 4.5%, 3/20/35                    990,955
     9,262,504                     AAA/Aaa   Government National Mortgage
                                             Association II, 4.5%, 9/20/41                  9,986,630
        14,686                     AAA/Aaa   Government National Mortgage
                                             Association II, 5.5%, 10/20/37                    16,275
       222,016                     AAA/Aaa   Government National Mortgage
                                             Association II, 5.5%, 3/20/34                    248,043
       304,773                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 10/20/33                   350,759
        95,018                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.0%, 5/20/32                    107,136
           428                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.5%, 1/20/28                        510
         6,622                     AAA/Aaa   Government National Mortgage
                                             Association II, 7.0%, 1/20/29                      7,653
    25,000,000                      NR/Aaa   U.S. Treasury Bonds, 3.625%,
                                             8/15/43                                       25,304,700
    10,750,000                     AA+/Aaa   U.S. Treasury Bonds, 3.75%, 8/15/41           11,200,156
    12,355,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39           13,986,243
    23,290,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%,
                                             11/15/39                                      26,885,394
     5,085,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%,
                                              2/15/38                                       5,861,256
    19,890,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39            23,395,612
-----------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $642,659,803)                         $655,978,413
-----------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT
                                             BONDS -- 6.2%
    17,900,000                     BBB-/NR   Brazil Minas SPE via State of Minas
                                             Gerais, 5.333%, 2/15/28 (144A)              $ 17,318,250
BRL 14,150,000                   BBB-/Baa2   Brazilian Government International
                                             Bond, 10.25%, 1/10/28                          6,494,120

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Foreign Government
                                             Bonds -- (continued)
          7,900,000                 BB/Ba1   Croatia Government International
                                             Bond, 5.5%, 4/4/23 (144A)                   $  7,982,950
GHS      19,000,000                  NR/NR   Ghana Government Bond,
                                             19.24%, 5/30/16                                6,423,818
GHS       3,770,000                  NR/NR   Ghana Government Bond,
                                             21.0%, 10/26/15                                1,317,192
GHS       3,875,000                  NR/NR   Ghana Government Bond,
                                             26.0%, 6/5/17                                  1,467,728
IDR  26,365,000,000                NR/Baa3   Indonesia Treasury Bond,
                                             6.125%, 5/15/28                                1,868,527
IDR  34,113,000,000                NR/Baa3   Indonesia Treasury Bond,
                                             7.0%, 5/15/22                                  2,822,731
IDR  23,752,000,000                NR/Baa3   Indonesia Treasury Bond,
                                             7.0%, 5/15/27                                  1,839,944
IDR 222,011,000,000                NR/Baa3   Indonesia Treasury Bond,
                                             8.25%, 6/15/32                                18,908,067
IDR  92,300,000,000                 NR/Aaa   Inter-American Development
                                             Bank, 4.5%, 2/4/16                             7,748,000
BRL      37,250,000                AAA/Aaa   International Finance Corp.,
                                             5.0%, 12/21/15                                15,129,807
INR   1,788,020,000                 NR/Aaa   International Finance Corp.,
                                             7.75%, 12/3/16                                29,854,521
KES     243,000,000                  NR/NR   Kent Country Build Schools for the
                                             Future Project, 8/11/14 (d)                    2,712,966
MXN     272,040,000                   A/A3   Mexican Bonos, 6.5%, 6/9/22                   21,478,108
MXN      60,600,000                   A/A3   Mexican Bonos, 7.5%, 6/3/27                    5,048,620
MXN     283,010,200                   A/A3   Mexican Udibonos, 2.0%, 6/9/22                20,915,425
MXN     228,260,590                   A/A3   Mexican Udibonos, 3.5%, 12/14/17              18,681,108
NGN   2,507,000,000                  NR/NR   Nigeria Government Bond,
                                             16.0%, 6/29/19                                16,309,960
NGN   1,676,875,000                  NR/NR   Nigeria Treasury Bill%, 4/10/14 (d)           10,135,163
NGN   1,916,310,000                  NR/NR   Nigeria Treasury Bill, 4/24/14 (d)            11,527,699
NOK      63,500,000                AAA/Aaa   Norway Government Bond,
                                             2.0%, 5/24/23                                  9,905,635
NOK     139,080,000                AAA/Aaa   Norway Government Bond,
                                             4.25%, 5/19/17                                24,998,117
NOK     118,980,000                AAA/Aaa   Norway Government Bond,
                                             4.5%, 5/22/19                                 22,095,457
NOK     164,360,000                AAA/Aaa   Norway Government Bond,
                                             5.0%, 5/15/15                                 28,521,020
PLN      13,000,000                   A/A2   Poland Government Bond, 5.5%,
                                             4/25/15                                        4,421,535
          6,700,000                  A-/A2   Poland Government International
                                             Bond, 4.0%, 1/22/24                            6,735,175

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 83

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Foreign Government
                                             Bonds -- (continued)
          4,611,880                CCC+/NR   Province of Salta Argentina,
                                             9.5%, 3/16/22 (144A)                        $  4,382,479
          3,256,000                CCC+/NR   Provincia de Neuquen Argentina,
                                             7.875%, 4/26/21 (144A)                         3,207,160
AUD      17,900,000                AA+/Aa1   Queensland Treasury Corp.,
                                             5.75%, 7/22/24                                18,104,866
AUD      11,815,000                AA+/Aa1   Queensland Treasury Corp.,
                                             6.0%, 7/21/22                                 12,163,965
         16,455,000                   B/B1   Republic of Ghana, 7.875%,
                                             8/7/23 (144A)                                 15,097,462
RON      83,320,000                  NR/NR   Romania Government Bond,
                                             5.85%, 4/26/23                                26,730,906
RON      29,000,000                  NR/NR   Romania Government Bond,
                                             5.9%, 7/26/17                                  9,380,427
RUB          25,000              BBB+/Baa1   Russian Federal Bond -- OFZ,
                                             7.6%, 7/20/22                                        663
TRY      21,830,000                  NR/NR   Turkey Government Bond,
                                             10.5%, 1/15/20                                10,392,081
          1,825,000               CCC/Caa2   Ukraine Government International
                                             Bond, 6.75%, 11/14/17 (144A)                   1,679,000
          2,000,000               CCC/Caa2   Ukraine Government International
                                             Bond, 7.5%, 4/17/23 (144A)                     1,850,000
          9,300,000               CCC/Caa2   Ukraine Government International
                                             Bond, 7.8%, 11/28/22 (144A)                    8,614,125
-----------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN
                                             GOVERNMENT BONDS
                                             (Cost $474,399,769)                         $434,264,777
-----------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 6.1%
                                             Municipal Airport -- 0.2%
            150,000                  NR/NR   City of Charlotte North Carolina,
                                             5.6%, 7/1/27                                $    149,992
         10,250,000                   B/B2   City of Houston Texas Airport
                                             System Revenue, 6.75%, 7/1/29                 10,252,255
          3,450,000               BBB/Baa1   Indianapolis Airport Authority,
                                             5.1%, 1/15/17                                  3,771,057
                                                                                         ------------
                                                                                         $ 14,173,304
-----------------------------------------------------------------------------------------------------
                                             Municipal Development -- 0.7%
          7,050,000     5.90        BBB/NR   Brazos Harbor Industrial
                                             Development Corp., Floating Rate
                                             Note, 5/1/38                                $  7,560,702
          7,370,000               BBB/Baa3   Louisiana Local Government
                                             Environmental Facilities &
                                             Community Development Authority,
                                             6.75%, 11/1/32                                 8,148,862

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Municipal
                                             Development -- (continued)
    19,893,000                       AA/A1   New Jersey Economic Development
                                             Authority, 2/15/18 (d)                      $ 17,768,229
     8,470,000                    BBB/Baa1   Parish of St. John the Baptist
                                             Louisiana, 5.125%, 6/1/37                      8,692,507
     3,700,000                      BBB/NR   Selma Industrial Development
                                             Board, 6.25%, 11/1/33                          4,108,813
                                                                                         ------------
                                                                                         $ 46,279,113
-----------------------------------------------------------------------------------------------------
                                             Municipal Education -- 0.0%+
     2,300,000                     AA+/Aaa   Amherst College, 3.794%, 11/1/42            $  2,028,048
-----------------------------------------------------------------------------------------------------
                                             Municipal General -- 1.0%
    17,600,000                       AA/A2   JobsOhio Beverage System,
                                             3.985%, 1/1/29                              $ 16,924,688
     4,480,000                       AA/A2   JobsOhio Beverage System,
                                             4.532%, 1/1/35                                 4,362,445
    10,540,000                       A+/A1   New Jersey Transportation Trust
                                             Fund Authority, 5.5%, 6/15/41                 11,479,325
     1,400,000                     AAA/Aa1   New York City Transitional Finance
                                             Authority Future Tax Secured
                                             Revenue, 5.0%, 11/1/33                         1,521,632
    12,505,000                     AAA/Aa2   New York State Dormitory
                                             Authority, 5.0%, 12/15/30                     13,901,558
     3,650,000                     AA-/Aa3   State of Wisconsin, 5.75%, 5/1/33              4,118,733
     4,585,000                      BBB/A3   Texas Municipal Gas Acquisition
                                             & Supply Corp., III, 5.0%, 12/15/30            4,685,320
     9,165,000                      BBB/A3   Texas Municipal Gas Acquisition
                                             & Supply Corp., III, 5.0%, 12/15/31            9,306,599
                                                                                         ------------
                                                                                         $ 66,300,300
-----------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 1.9%
     4,550,000                       A+/NR   Baylor University, 4.313%, 3/1/42           $  4,274,270
     8,675,000                     AAA/Aaa   California Educational Facilities
                                             Authority, 5.0%, 6/1/43                       10,640,755
     9,610,000                     AAA/Aaa   Connecticut State Health &
                                             Educational Facility Authority,
                                             5.0%, 7/1/40                                  10,501,712
     8,880,000                     AAA/Aaa   Health & Educational Facilities
                                             Authority of the State of Missouri,
                                             5.0%, 11/15/39                                 9,693,408
     4,700,000                     AAA/Aaa   Houston Higher Education Finance
                                             Corp., 5.0%, 5/15/40                           5,189,505
     4,600,000                      AA/Aa1   Illinois Finance Authority, 5.0%,
                                             10/1/51                                        4,738,368
     3,700,000                     AAA/Aaa   Massachusetts Development
                                             Finance Agency, 5.0%, 10/15/40                 4,057,827

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 85

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Municipal Higher
                                             Education -- (continued)
    20,250,000                     AAA/Aaa   Massachusetts Health &
                                             Educational Facilities Authority,
                                             5.5%, 11/15/36                              $ 23,346,832
     4,550,000                     AAA/Aaa   Massachusetts Health &
                                             Educational Facilities Authority,
                                             5.5%, 7/1/32                                   5,884,652
        40,000                     AAA/Aaa   Massachusetts Health &
                                             Educational Facilities Authority,
                                             5.5%, 7/1/36                                      45,658
     3,150,000                     AAA/Aaa   Massachusetts Health &
                                             Educational Facilities Authority,
                                             6.0%, 7/1/36                                   3,666,411
     4,025,000                     AAA/Aaa   Massachusetts Institute of
                                             Technology, 5.6%, 7/1/11                       4,939,951
     6,100,000                      AA/Aa1   New York State Dormitory Authority
                                             Series A, 5.0%, 7/1/40                         6,686,149
    15,040,000                     AAA/Aaa   New York State Dormitory Authority,
                                             5.0%, 10/1/41                                 16,332,688
       675,000                      AA/Aa1   New York State Dormitory Authority,
                                             5.0%, 7/1/35                                     746,341
     3,730,000                     AA-/Aa3   New York State Dormitory Authority,
                                             5.0%, 7/1/37                                   4,019,597
     5,000,000                      AA/Aa2   Pennsylvania State University,
                                             5.0%, 3/1/40                                   5,420,250
     2,550,000                     AAA/Aaa   Permanent University Fund,
                                             5.0%, 7/1/30                                   2,983,296
     2,210,000                     AAA/Aaa   The University of Texas System,
                                             5.0%, 8/15/43                                  2,418,469
     2,800,000                      AA/Aa1   University of Southern California,
                                             5.25%, 10/1/11                                 3,228,887
     5,100,000                     AAA/Aaa   University of Virginia, 5.0%, 6/1/43           5,632,083
                                                                                         ------------
                                                                                         $134,447,109
-----------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.3%
     3,700,000                      AA/Aa2   Maryland Health & Higher
                                             Educational Facilities Authority,
                                             5.0%, 7/1/41                                $  4,022,640
     6,550,000                      AA-/A1   Massachusetts Development
                                             Finance Agency, 5.25%, 4/1/37                  6,979,746
     2,075,000                      AA-/A1   Massachusetts Development
                                             Finance Agency, 5.375%, 4/1/41                 2,217,656
     4,250,000                        A/NR   New Hampshire Health and
                                             Education Facilities Authority Act,
                                             6.5%, 1/1/41                                   4,661,995
                                                                                         ------------
                                                                                         $ 17,882,037
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Municipal Pollution -- 0.4%
       950,000                       A+/NR   Butler Industrial Development
                                             Board, 5.75%, 9/1/28                        $    963,965
     3,285,000                     A-/Baa1   County of Sweetwater Wyoming,
                                             5.6%, 12/1/35                                  3,350,634
     3,085,000                    BBB/Baa3   Courtland Industrial Development
                                             Board, 5.0%, 8/1/27                            3,085,802
     4,450,000          5.20         A-/NR   Gulf Coast Waste Disposal
                                             Authority, Floating Rate Note, 5/1/28          4,638,324
    15,970,000          5.95        BBB/NR   Port Freeport Texas, Floating Rate
                                             Note, 5/15/33                                 17,534,900
     1,400,000          4.90         A-/NR   Yavapai County Industrial
                                             Development Authority, Floating
                                             Rate Note, 3/1/28                              1,434,132
                                                                                         ------------
                                                                                         $ 31,007,757
-----------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.3%
    17,135,000                      AA-/A1   South Carolina State Public
                                             Service Authority, 5.0%, 12/1/43            $ 17,761,456
-----------------------------------------------------------------------------------------------------
                                             Municipal School District -- 0.3%
    11,120,000                     AAA/Aaa   North East Independent School
                                             District Texas, 5.25%, 2/1/31               $ 13,659,141
     7,420,000                     AAA/Aaa   Southwest Independent School
                                             District, 5.0%, 2/1/38                         8,065,169
                                                                                         ------------
                                                                                         $ 21,724,310
-----------------------------------------------------------------------------------------------------
                                             Municipal Transportation -- 0.1%
     6,500,000                     AA+/Aa2   Metropolitan Transit Authority of
                                             Harris County, 5.0%, 11/1/41                $  6,965,270
     2,620,000                     AA-/Aa3   Port Authority of New York &
                                             New Jersey, 4.458%, 10/1/62                    2,447,421
                                                                                         ------------
                                                                                         $  9,412,691
-----------------------------------------------------------------------------------------------------
                                             Municipal Water -- 0.7%
     9,570,000                     AAA/Aa1   City of Charleston South Carolina
                                             Waterworks & Sewer System
                                             Revenue, 5.0%, 1/1/41                       $ 10,306,603
     4,175,000                     AAA/Aaa   City of Charlotte North Carolina
                                             Water & Sewer System Revenue,
                                             5.0%, 7/1/38                                   4,516,306
    13,855,000                     AA-/Aa3   City of San Francisco California
                                             Public Utilities Commission Water
                                             Revenue, 5.0%, 11/1/37                        14,952,316
     3,000,000                     AA+/Aa2   County of King Washington Sewer
                                             Revenue, 5.125%, 1/1/41                        3,225,930
     2,540,000                     AAA/Aa2   Hampton Roads Sanitation
                                             District, 5.0%, 4/1/38                         2,736,926

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 87

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Municipal Water -- (continued)
     4,420,000                     AAA/Aa1   Metropolitan Water Reclamation
                                             District of Greater Chicago,
                                             5.0%, 12/1/32                               $  4,751,412
     7,300,000                      AAA/NR   Tarrant Regional Water District,
                                             5.0%, 3/1/52                                   7,702,157
                                                                                         ------------
                                                                                         $ 48,191,650
-----------------------------------------------------------------------------------------------------
                                             Municipal Obligation -- 0.2%
     7,850,000                     AAA/Aa1   State of Florida, 4.0%, 6/1/27              $  8,294,074
     2,550,000                     AA+/Aa1   State of Washington, 3.0%, 7/1/28              2,446,827
     5,600,000                     AA+/Aa1   State of Washington, 5.0%, 8/1/39              6,041,168
                                                                                         ------------
                                                                                         $ 16,782,069
-----------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $409,015,511)                         $425,989,844
-----------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS -- 9.7%**
                                             ENERGY -- 0.4%
                                             Oil & Gas Drilling -- 0.1%
     5,696,375          6.00         B+/B1   Drillships Financing Holding, Inc.,
                                             Tranche B-1 Term Loan, 3/31/21              $  5,825,728
-----------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.1%
     5,451,297          4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                             Loan, 5/2/16                                $  5,492,182
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.2%
     1,300,000          5.75       BB-/Ba3   Chesapeake Energy Corp., Term
                                             Loan, 12/2/17                               $  1,331,282
     3,656,667          3.50        B+/Ba3   EP Energy LLC, Tranche B-3 Loan,
                                             5/24/18                                        3,664,093
     5,710,000          8.12         B-/B2   Fieldwood Energy LLC, Closing
                                             Date Loan (Second Lien), 9/30/20               5,954,205
       700,000          5.00         B-/B1   Samson Investment Co., Tranche 1
                                             Term Loan (Second Lien), 9/25/18                 707,262
                                                                                         ------------
                                                                                         $ 11,656,842
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining &
                                             Marketing -- 0.0%+
     2,034,741          3.75        BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                             Tranche B Term Loan, 3/30/18                $  2,047,017
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.0%+
     1,135,833         18.16         NR/NR   Bumi Resources Tbk PT, Term
                                             Loan, 8/15/13                               $  1,135,833
     1,066,849          5.38         NR/NR   Long Haul Holdings, Ltd., Facility B
                                             Loan, 11/17/13 (f)                               437,408

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Coal & Consumable
                                             Fuels -- (continued)
     3,035,847          7.25          B/B3   Walter Energy, Inc., B Term
                                             Loan, 4/2/18                                $  2,941,736
                                                                                         ------------
                                                                                         $  4,514,977
                                                                                         ------------
                                             Total Energy                                $ 29,536,746
-----------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.1%
                                             Commodity Chemicals -- 0.0%
     1,745,825          4.50        NR/Ba2   Tronox Pigments BV, New Term
                                             Loan, 3/19/20                               $  1,758,798
-----------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.1%
     6,462,034          5.00         B+/B2   Univar, Term B Loan, 2/14/17                $  6,452,799
-----------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.3%
     7,543,000          4.00        BB-/B1   Axalta Coating Systems US
                                             Holdings, Inc., Refinanced Term B
                                             Loan, 2/1/20                                $  7,563,208
     2,779,000          4.00        BB-/B1   MacDermid, Inc., Tranche B Term
                                             Loan (First Lien), 6/7/20                      2,792,317
     6,270,625          4.00         NR/NR   PQ Corp., 2014 Term Loan, 8/7/17               6,293,168
       277,667          1.00      BBB-/Ba2   WR Grace & Co., Delayed Draw
                                             Term Loan, 1/23/21                               277,725
       777,469          3.00      BBB-/Ba2   WR Grace & Co., U.S. Term Loan,
                                             1/23/21                                          777,631
                                                                                         ------------
                                                                                         $ 17,704,049
-----------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.1%
     2,183,070          4.50          B/B1   BWAY Holding Co., Initial Term
                                             Loan, 8/31/17                               $  2,198,419
     1,766,761          4.25          B/B1   Tank Holding Corp., Initial Term
                                             Loan, 7/9/19                                   1,768,527
                                                                                         ------------
                                                                                         $  3,966,946
-----------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.0%+
     1,280,046          4.75         B/Ba3   Kleopatra Acquisition Corp.,
                                             Term B-1 Loan, 12/21/16                     $  1,295,513
       738,993          3.00        BB+/NR   Sealed Air Corp., Replacement
                                             Term Loan, 10/3/18                               741,072
                                                                                         ------------
                                                                                         $  2,036,585
-----------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.0%+
     1,058,400          5.75          B/B2   Noranda Aluminum Acquisition
                                             Corp., Term B Loan, 2/28/19                 $  1,015,623
     1,730,113          3.75       BB-/Ba2   Novelis, Inc., Georgia, Initial Term
                                             Loan, 3/10/17                                  1,733,141
                                                                                         ------------
                                                                                         $  2,748,764
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 89

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.2%
     2,418,322          4.25       BBB-/NR   Fortescue Metals Group Ltd., Bank
                                             Loan, 6/30/19                               $  2,439,860
    16,548,000          0.00        D/Caa3   Preferred Sands Holding Co., LLC,
                                             Term B Loan, 12/15/16 (f)                     13,134,975
     1,911,257          4.00        BB-/B1   US Silica Co., Term Loan, 7/23/20              1,921,412
                                                                                         ------------
                                                                                         $ 17,496,247
-----------------------------------------------------------------------------------------------------
                                             Steel -- 0.0%+
       566,375          9.25          B/B1   Essar Steel Algoma, Inc., Term
                                             Loan, 9/19/14                               $    568,587
       635,495          4.00       BB+/Ba1   SunCoke Energy, Inc., Tranche B
                                             Term Loan, 7/26/18                               637,083
                                                                                         ------------
                                                                                         $  1,205,670
-----------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.4%
    11,785,938          5.83        B+/Ba2   Appvion, Inc., Term Commitment,
                                             6/28/19                                     $ 11,911,163
     4,179,525          5.25          B/B1   Exopack Holdings SA, USD Term
                                             Loan, 4/14/19                                  4,242,218
     3,088,845          4.50         NR/NR   Ranpak Corp., USD Term Loan,
                                             4/10/19                                        3,113,942
EURO 3,925,256          5.25         NR/B1   Unifrax I LLC, New Euro Term
                                             Loan, 11/28/18                                 5,461,904
                                                                                         ------------
                                                                                         $ 24,729,227
                                                                                         ------------
                                             Total Materials                             $ 78,099,085
-----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.9%
                                             Aerospace & Defense -- 0.5%
     2,422,568          4.00         B+/B1   Accudyne Industries Borrower SCA,
                                             Refinancing Term Loan, 12/13/19             $  2,425,218
     7,023,842          5.00          B/B2   DAE Aviation Holdings, Inc.,
                                             Replacement Tranche B-1
                                             Loan, 11/2/18                                  7,142,404
     6,027,120          3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan,
                                             1/25/20                                        6,038,421
     1,502,338          6.25        BB-/WR   DynCorp International, Inc., Term
                                             Loan, 7/7/16                                   1,515,483
     2,040,698          3.49       B-/Caa1   Hunter Defense Technologies, Inc.,
                                             Term Loan, 8/22/14                             1,836,629
     6,764,375          5.25          B/B2   Sequa Corp., Initial Term Loan,
                                             6/19/17                                        6,633,315
     3,184,127          5.00         NR/NR   Standard Aero, Ltd., Replacement
                                             Tranche B-2 Loan, 11/2/18                      3,237,197
     3,475,383          4.50        BB-/B2   TASC, Inc., Virginia, New Tranche B
                                             Term Loan, 12/18/15                            3,282,788
     5,276,290          5.50         B+/B1   The SI Organization, Inc., New
                                             Tranche B Term Loan, 11/22/16                  5,181,754
                                                                                         ------------
                                                                                         $ 37,293,209
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Building Products -- 0.0%+
       983,806          5.00        BB-/B2   Summit Materials LLC, Term B
                                             Loan, 1/30/19                               $    990,878
-----------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.1%
     5,564,563          6.75         B+/B2   International Equipment Solutions
                                             LLC, Initial Loan, 8/16/19                  $  5,595,863
-----------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 0.1%
     5,813,962          7.25         NR/NR   Pelican Products, Inc., Repriced
                                             Term Loan (First Lien), 6/9/18              $  5,857,567
       970,225          6.00        B+/Ba2   WireCo WorldGroup, Inc., Term
                                             Loan, 2/15/17                                    979,321
                                                                                         ------------
                                                                                         $  6,836,888
-----------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.0%+
     2,743,769          4.50         B+/B2   Pro Mach, Inc., Term Loan, 7/6/17           $  2,759,202
-----------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.1%
     1,651,488          3.50      BBB-/Ba1   Terex Corp., Term Loan, 4/28/17             $  1,660,777
     3,897,777          4.01         B+/B2   Waupaca Foundry, Inc., Term
                                             Loan, 6/29/17                                  3,912,393
                                                                                         ------------
                                                                                         $  5,573,170
-----------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.0%+
       794,000          5.75       BB-/Ba3   Xerium Technologies, Inc., New
                                             Term Loan, 5/17/19                          $    800,948
-----------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.1%
     4,599,670          3.75        BB/Ba3   WESCO Distribution, Inc.,
                                             Tranche B-1 Loan, 12/12/19                  $  4,616,918
                                                                                         ------------
                                             Total Capital Goods                         $ 64,467,076
-----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 0.3%
                                             Commercial Printing -- 0.0%+
     1,063,611          6.25         B+/B2   Cenveo Corp., Term B Loan, 2/13/17          $  1,079,565
-----------------------------------------------------------------------------------------------------
                                             Environmental & Facilities
                                             Services -- 0.1%
     3,515,921          4.00         B+/B1   Waste Industries USA, Inc., Term B
                                             Loan, 3/17/17                               $  3,526,146
     3,694,600          4.00         B+/B1   WCA Waste Corp., Term Loan,
                                             3/23/18                                        3,705,684
                                                                                         ------------
                                                                                         $  7,231,830
-----------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.0%+
     2,462,323          6.25         B-/B1   Language Line LLC, Tranche B Term
                                             Loan, 6/20/16                               $  2,462,323

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 91

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Diversified Support
                                             Services -- (continued)
         7,157         15.00         NR/NR   Velo Holdings, Inc., Term
                                             Loan, 2/2/18                                $      7,229
                                                                                         ------------
                                                                                         $  2,469,552
-----------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 0.2%
       176,017          4.00         NR/NR   Garda World Security Corp., Term B
                                             Delayed Draw Loan, 11/8/20                  $    176,457
       688,067          4.00         NR/NR   Garda World Security Corp., Term B
                                             Loan, 11/1/20                                    689,787
     7,561,320          4.25         B/Ba3   Monitronics International, Inc.,
                                             Term B Loan, 3/23/18                           7,577,864
     1,505,766          4.25         B+/B1   Protection One, Inc., Term Loan
                                             (2012), 3/21/19                                1,508,119
                                                                                         ------------
                                                                                         $  9,952,227
-----------------------------------------------------------------------------------------------------
                                             Human Resource & Employment
                                             Services -- 0.0%+
     1,994,750          3.50       BB-/Ba2   On Assignment, Inc., Initial Term B
                                             Loan, 5/15/20                               $  1,993,918
-----------------------------------------------------------------------------------------------------
                                             Research & Consulting
                                             Services -- 0.0%+
     1,321,032          5.00       BB-/Ba3   Wyle Services Corp., Term Loan
                                             (First Lien), 3/26/17                       $  1,321,583
                                                                                         ------------
                                             Total Commercial Services
                                             & Supplies                                  $ 24,048,675
-----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.2%
                                             Air Freight & Logistics -- 0.0%+
     2,620,200          6.75         B-/B2   Ozburn-Hessey Holding Co., LLC,
                                             Term Loan, 5/23/19                          $  2,644,764
-----------------------------------------------------------------------------------------------------
                                             Airlines -- 0.2%
     2,813,000          6.50       BB-/Ba3   Allegiant Travel Co., Term
                                             Loan, 3/10/17                               $  2,827,065
     5,317,289          3.50         BB/NR   Delta Air Lines, Inc., 2014
                                             Term B-1 Loan, 10/18/18                        5,327,258
       990,000          3.50       BB-/Ba2   United Airlines, Inc., Class B
                                             Term Loan, 4/1/19                                992,970
       216,964          3.50       BB-/Ba2   US Airways, Inc., Tranche B-1
                                             Term Loan (Consenting), 5/23/19                  217,032
       361,607          3.00       BB-/Ba2   US Airways, Inc., Tranche B-2
                                             Term Loan (Consenting), 11/23/16                 362,647
                                                                                         ------------
                                                                                         $  9,726,972
                                                                                         ------------
                                             Total Transportation                        $ 12,371,736
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             AUTOMOBILES &
                                             COMPONENTS -- 0.8%
                                             Auto Parts & Equipment -- 0.4%
     2,967,012          3.75        B+/Ba3   Allison Transmission, Inc., Term B-3
                                             Loan, 8/23/19                               $  2,974,430
     3,085,460          5.00         B+/B2   HHI Holdings LLC, Additional Term
                                             Loan, 10/5/18                                  3,109,888
     5,011,563          4.25         NR/NR   Metaldyne LLC, Tranche B Term
                                             Loan, 12/18/18                                 5,038,189
     4,774,851          4.25         B+/B1   Remy International, Inc., Term B
                                             Loan 2013, 3/5/20                              4,786,788
     7,553,305          5.50         NR/NR   TI Group Automotive Systems LLC,
                                             Additional Term Loan, 3/27/19                  7,617,040
     1,748,341          3.75        BB/Ba2   Tomkins LLC, Term B-2 Loan, 9/29/16            1,753,578
     2,022,075          5.50         B/Ba3   UCI International, Inc., Term
                                             Loan, 7/26/17                                  2,038,504
                                                                                         ------------
                                                                                         $ 27,318,417
-----------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.1%
     9,925,000          4.75        BB/Ba1   The Goodyear Tire & Rubber Co.,
                                             Term Loan (Second Lien), 3/27/19            $  9,980,709
-----------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.3%
    18,366,881          3.50       BB+/Ba1   Chrysler Group LLC, Term Loan B,
                                             5/24/17                                     $ 18,401,319
                                                                                         ------------
                                             Total Automobiles & Components              $ 55,700,445
-----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.1%
                                             Home Furnishings -- 0.0%+
     1,287,185          3.50        BB/Ba3   Tempur Sealy International, Inc.,
                                             New Term B Loan, 3/18/20                    $  1,287,299
-----------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.1%
       646,067          3.75        BB/Ba2   Prestige Brands, Inc., Term B-1
                                             Loan, 1/31/19                               $    649,944
     3,803,209          4.00         B+/B1   Reynolds Group Holdings, Inc.,
                                             Incremental U.S. Term Loan,
                                             12/31/18                                       3,821,928
                                                                                         ------------
                                                                                         $  4,471,872
                                                                                         ------------
                                             Total Consumer Durables & Apparel           $  5,759,171
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.3%
                                             Casinos & Gaming -- 0.1%
     4,888,063          3.75       BB+/Ba2   Pinnacle Entertainment, Inc.,
                                             Tranche B-2 Term Loan, 8/13/20              $  4,908,685
-----------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.0%+
     1,071,063          3.50       BB+/Ba2   Six Flags Theme Parks, Inc.,
                                             Tranche B Term Loan, 12/20/18               $  1,077,248
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 93

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
     7,650,262          4.00       BB-/Ba3   Landry's, Inc., B Term Loan,
                                             4/24/18                                     $  7,708,595
-----------------------------------------------------------------------------------------------------
                                             Specialized Consumer
                                             Services -- 0.1%
     1,316,834          4.25          B/B1   Allied Security Holdings LLC,
                                             Closing Date Term Loan (First
                                             Lien), 2/12/21                              $  1,314,639
     5,841,000          4.00        BB-/B1   Weight Watchers International,
                                             Inc., Initial Tranche B-2 Term
                                             Loan, 4/2/20                                   4,545,028
                                                                                         ------------
                                                                                         $  5,859,667
                                                                                         ------------
                                             Total Consumer Services                     $ 19,554,195
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.4%
                                             Advertising -- 0.2%
     7,520,679          6.75         B-/B1   Affinion Group, Inc., Tranche B
                                             Term Loan, 10/9/16                          $  7,425,625
     4,810,232          4.75          B/B2   Getty Images, Inc., Initial Term
                                             Loan, 10/18/19                                 4,625,341
                                                                                         ------------
                                                                                         $ 12,050,966
-----------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.1%
     1,411,118          4.00        B+/Ba3   Entercom Radio LLC, Term B-2
                                             Loan, 11/23/18                              $  1,421,113
     2,227,500          4.00         B+/B2   Univision Communications, Inc.,
                                             2013 Incremental Term
                                             Loan, 3/1/20                                   2,228,661
     7,003,279          4.00         B+/NR   Univision Communications, Inc.,
                                             Replacement First-Lien Term
                                             Loan, 3/1/20                                   7,009,848
                                                                                         ------------
                                                                                         $ 10,659,622
-----------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.7%
     2,001,410          3.50       BB-/Ba2   Cequel Communications LLC, Term
                                             Loan, 2/14/19                               $  2,005,156
     3,811,200          3.25        BB/Ba3   MCC Georgia LLC, Tranche H Term
                                             Loan, 1/29/21                                  3,789,762
     6,699,654          3.50        BB/Ba3   Telesat Canada, U.S. Term B Loan,
                                             3/28/19                                        6,710,126
    25,310,000          3.50        NR/Ba3   Virgin Media Investment Holdings,
                                             Ltd., New Term B Loan, 2/6/20                 25,281,526
     4,230,264          4.75         B/Ba3   WideOpenWest Finance LLC, Term B
                                             Loan, 4/1/19                                   4,246,884
     2,743,404          0.00         NR/NR   Ziggo BV, (USD) Tranche B-3 Term
                                             Loan, 1/15/22                                  2,721,328
     2,588,511          0.00         NR/NR   Ziggo BV, Tranche B-1 Term Loan
                                             (First Lien), 1/15/22                          2,567,681

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- (continued)
     1,668,085          0.00         NR/NR   Ziggo BV, Tranche B-2 Term Loan
                                             (First Lien), 1/15/22                       $  1,654,662
                                                                                         ------------
                                                                                         $ 48,977,125
-----------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.2%
     2,635,527          3.75       NR/Baa3   Cinedigm Digital Funding I LLC,
                                             Term Loan, 2/28/18                          $  2,640,469
     3,616,557          3.50       BB-/Ba2   Rovi Solutions Corp., Tranche B-3
                                             Term Loan, 3/29/19                             3,618,727
     4,927,738          3.75         B+/B1   WMG Acquisition Corp., Tranche B
                                             Refinancing Term Loan, 7/1/20                  4,911,570
                                                                                         ------------
                                                                                         $ 11,170,766
-----------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
     6,025,482          0.00         NR/WR   Cengage Learning Acquisitions, Inc.,
                                             Original Term Loan, 7/3/14                  $  5,719,189
     2,278,500          4.25         NR/B1   Houghton Mifflin Harcourt
                                             Publishing Co., Term Loan, 5/22/18             2,292,741
     6,242,933          3.75       BB-/Ba3   Interactive Data Corp., Refinanced
                                             Term Loan, 2/11/18                             6,253,077
                                                                                         ------------
                                                                                         $ 14,265,007
                                                                                         ------------
                                             Total Media                                 $ 97,123,486
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Computer & Electronics
                                             Retail -- 0.1%
     4,110,325         12.00        B/Caa1   Targus Group International, Inc.,
                                             Term Loan, 5/24/16                          $  3,452,673
-----------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 0.0%
     3,404,778          3.98         B+/WR   The Hillman Companies, Inc.,
                                             Term Loan, 5/28/17                          $  3,428,894
-----------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.2%
     4,458,563          6.25         B+/B1   Arc Automotive Group, Inc., Term
                                             Loan, 11/15/18                              $  4,494,788
     7,055,625          5.75         B+/B2   CWGS Group LLC, Term Loan,
                                             2/20/20                                        7,108,542
     1,234,375          3.75        BB/Ba1   The Hertz Corp., Tranche B1 Term
                                             Loan, 3/11/18                                  1,237,847
                                                                                         ------------
                                                                                         $ 12,841,177
                                                                                         ------------
                                             Total Retailing                             $ 19,722,744
-----------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Food Distributors -- 0.1%
     1,807,125          5.75          B/B1   AdvancePierre Foods, Inc., Term
                                             Loan (First Lien), 7/10/17                  $  1,815,584

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 95

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Food Distributors -- (continued)
     3,258,625          4.75         B+/B1   Mill US Acquisition LLC, Term Loan
                                             (First Lien), 7/3/20                        $  3,282,048
       872,813          5.00         NR/NR   Windsor Quality Food Co.,
                                             Ltd., Term B Loan, 12/23/20                      880,450
                                                                                         ------------
                                                                                         $  5,978,082
-----------------------------------------------------------------------------------------------------
                                             Food Retail -- 0.0%+
     4,398,396          3.50         B+/B1   Big Heart Pet Brands, Initial Term
                                             Loan, 2/24/20                               $  4,378,467
                                                                                         ------------
                                             Total Food & Staples Retailing              $ 10,356,549
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                                             Agricultural Products -- 0.1%
     5,359,498          4.50          B/B1   Arysta Lifescience SPC LLC, Initial
                                             Term Loan (First Lien), 5/29/20             $  5,386,295
-----------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.0%+
       636,734          4.25        B+/Ba3   Michael Foods Group, Inc., Term B
                                             Facility, 2/25/18                           $    639,321
                                                                                         ------------
                                             Total Food, Beverage & Tobacco              $  6,025,616
-----------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.1%
                                             Household Products -- 0.0%+
CAD    417,283          5.00        BB/Ba3   Spectrum Brands Canada, Inc.,
                                             Initial Canadian Term Loan,
                                             12/17/19                                    $    377,279
       198,645          3.50        BB/Ba3   Spectrum Brands, Inc., Tranche C
                                             Term Loan, 8/13/19                               199,265
       716,276          4.01        BB-/B1   SRAM LLC, Term Loan (First Lien),
                                             4/10/20                                          714,038
     1,167,748          4.50         B-/B2   WASH Multifamily Laundry
                                             Systems LLC, U.S. Term Loan,
                                             2/21/19                                        1,175,047
                                                                                         ------------
                                                                                         $  2,465,629
-----------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.1%
     2,738,789          3.25        NR/Ba2   Revlon Consumer Products Corp.,
                                             Replacement Term Loan 2014,
                                             11/19/17                                    $  2,740,785
                                                                                         ------------
                                             Total Household &
                                             Personal Products                           $  5,206,414
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.5%
                                             Health Care Equipment -- 0.1%
     4,727,007          4.00       BB-/Ba3   Kinetic Concepts, Inc., Term DTL-E1
                                             loan, 5/4/18                                $  4,746,827
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.1%
     8,108,732          5.00        BB-/B1   Immucor, Inc., Term B-2 Loan,
                                             8/19/18                                     $  8,159,412
-----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.7%
     2,319,129          6.50         NR/NR   AccentCare, Inc., Term Loan,
                                             12/22/16                                    $  1,449,456
     3,384,431          4.25         B+/B1   Alliance HealthCare Services, Inc.,
                                             Initial Term Loan, 6/3/19                      3,389,190
     1,886,125          6.75         B+/B1   Ardent Medical Services, Inc., 1st
                                             Lien Term Loan, 5/2/18                         1,895,556
     2,589,552          7.25         NR/B1   BioScrip, Inc., Delayed Draw Term
                                             Loan, 7/31/20                                  2,610,592
     4,315,919          7.25        BB-/B1   BioScrip, Inc., Initial Term B Loan,
                                             7/31/20                                        4,350,986
     2,225,250          4.50       BB-/Ba2   DaVita HealthCare Partners, Inc.,
                                             Tranche B Term Loan, 10/20/16                  2,240,816
     6,961,875          4.00       BB-/Ba2   DaVita, Inc., Tranche B2 Term
                                             Loan, 8/1/19                                   7,012,843
     1,974,605          4.00         B+/B1   Envision Healthcare Corp., Initial
                                             Term Loan, 5/25/18                             1,979,234
     9,885,225          6.50          B/B2   Gentiva Health Services, Inc., Initial
                                             Term B Loan, 10/10/19                          9,802,851
     4,707,536          7.50         B-/B2   inVentiv Health, Inc., Consolidated
                                             Term Loan, 8/4/16                              4,723,226
       386,603          7.75         B-/B2   inVentiv Health, Inc., Term B-3
                                             Loan, 5/15/18                                    385,395
     1,537,121          8.00         NR/WR   Rural/Metro Corp., Term Loan,
                                             6/30/18                                        1,456,422
     6,927,154          4.50        B+/Ba3   Truven Health Analytics, Inc., New
                                             Tranche B Term Loan, 6/6/19                    6,875,200
     6,264,563          7.25         B+/B1   Virtual Radiologic Corp., Term Loan A,
                                             12/22/16                                       3,915,352
     2,431,250          7.25         NR/NR   Virtual Radiologic Corp., Term Loan B,
                                             12/22/16                                       1,498,258
                                                                                         ------------
                                                                                         $ 53,585,377
-----------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.4%
     6,160,162          4.25        BB/Ba2   CHS, Inc., 2021 Term D Loan,
                                             1/27/21                                     $  6,219,817
     4,673,662          4.50         B/Ba3   IASIS Healthcare LLC, Term B-2
                                             Loan, 5/3/18                                   4,697,759
     8,682,433          4.25        B+/Ba3   Kindred Healthcare, Inc., Term B-1
                                             Loan, 6/1/18                                   8,704,139
     3,209,456          7.00          B/B3   RegionalCare Hospital Partners,
                                             Inc., Term Loan (First Lien 2013),
                                             11/4/18                                        3,193,409
     2,064,028          3.75         NR/NR   Select Medical Corp., Series E
                                             Tranche B Term Loan, 6/1/18                    2,082,036

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 97

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- (continued)
     2,233,125          6.75         B-/B2   Steward Health Care System LLC,
                                             Term Loan, 4/10/20                          $  2,231,729
                                                                                         ------------
                                                                                         $ 27,128,889
-----------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
     2,743,365          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                             10/9/17                                     $  2,763,940
     1,994,518          9.75         B+/B2   MSO of Puerto Rico, Inc., MSO
                                             Term Loan, 12/12/17                            2,001,997
                                                                                         ------------
                                                                                         $  4,765,937
-----------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 0.1%
     4,126,422          4.00        B+/Ba3   ConvaTec, Inc., Dollar Term
                                             Loan, 12/22/16                              $  4,139,317
          1,964         3.75       BB-/Ba3   Emdeon, Inc., Term B-2 Loan,
                                             11/2/18                                            1,968
     1,740,000          4.00       BB+/Ba3   MedAssets, Inc., Term B Loan,
                                             12/13/19                                       1,749,048
                                                                                         ------------
                                                                                         $  5,890,333
                                                                                         ------------
                                             Total Health Care Equipment
                                             & Services                                  $104,276,775
-----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.5%
                                             Biotechnology -- 0.0%+
       689,500          3.50       BB+/Ba3   Alkermes, Inc., 2019 Term
                                             Loan, 9/25/19                               $    691,224
-----------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.5%
     4,400,000          0.00         NR/NR   Grifols Worldwide Operations USA,
                                             Inc., U.S. Tranche B Term Loam,
                                             4/1/21                                      $  4,402,750
     2,460,000          0.00         NR/NR   JLL, Initial Dollar Term Loan, 1/23/21         2,451,287
     9,190,392          0.00          B/B1   Par Pharmaceutical Companies,
                                             Inc., Term B-2 Loan, 9/28/19                   9,216,621
     7,970,907          3.25     BBB-/Baa2   RPI Finance Trust, Term B-3 Term
                                             Loan, 11/9/18                                  8,010,761
     7,204,833          3.75        BB/Ba1   Valeant Pharmaceuticals
                                             International, Inc., Series E1
                                             Tranche B Term Loan, 8/5/20                    7,247,976
                                                                                         ------------
                                                                                         $ 31,329,395
                                                                                         ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences               $ 32,020,619
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Other Diversified Financial
                                             Services -- 0.1%
     3,924,838          3.50      BBB-/Ba2   AWAS Finance Luxembourg
                                             2012 SA, Term Loan, 7/16/18                 $  3,944,462
     1,290,250          5.00          B/B1   Livingston International, Inc., Initial
                                             Term B-1 Loan (First Lien), 4/18/19            1,291,863
     2,270,659          5.25        BB/Ba3   WorldPay, Facility B2A Term
                                             Loan, 8/6/17                                   2,296,772
                                                                                         ------------
                                                                                         $  7,533,097
-----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
     7,095,367          4.25          B/B1   Mirror BidCo Corp., New
                                             Incremental Term Loan, 12/18/19             $  7,108,671
                                                                                         ------------
                                             Total Diversified Financials                $ 14,641,768
-----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.5%
                                             Insurance Brokers -- 0.4%
    26,540,070          4.25         NR/B1   USI Insurance Services LLC,
                                             Term B Loan, 12/30/19                       $ 26,672,771
-----------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.1%
     4,821,432          3.75        BB/Ba2   CNO Financial Group, Inc.,
                                             Tranche B2 Term Loan, 9/4/18                $  4,839,512
-----------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.0%+
     1,697,822          4.25          B/B1   Alliant Holdings I, Inc., Initial
                                             Term Loan, 12/20/19                         $  1,706,820
-----------------------------------------------------------------------------------------------------
                                             Property & Casualty
                                             Insurance -- 0.0%+
     1,661,147          5.75         B-/B2   Confie seguros Holding II Co.,
                                             Term B Loan (First Lien), 11/9/18           $  1,663,224
                                                                                         ------------
                                             Total Insurance                             $ 34,882,327
-----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.4%
                                             IT Consulting & Other
                                             Services -- 0.0%+
       736,760          4.50         B-/B1   Kronos, Inc., Incremental Term
                                             Loan (First Lien), 10/30/19                 $    744,013
     1,265,000          4.50         B+/B1   PSAV Presentation Services,
                                             Tranche B Term Loan (First
                                             Lien), 1/24/21                                 1,274,488
                                                                                         ------------
                                                                                         $  2,018,501
-----------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.0%+
     1,528,214          4.15         B+/B1   First Data Corp., 2018 Dollar Term
                                             Loan, 3/23/18                               $  1,534,076

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 99

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- (continued)
       115,933          4.15          B/B1   First Data Corp., 2021 New Dollar
                                             Term Loan, 3/24/21                          $    116,307
                                                                                         ------------
                                                                                         $  1,650,383
-----------------------------------------------------------------------------------------------------
                                             Application Software -- 0.4%
    12,876,155          8.50         B-/B1   Expert Global Solutions, Inc., Term B
                                             Advance (First Lien), 4/3/18                $ 12,602,536
     9,258,518          3.50        BB-/B1   Verint Systems, Inc., Tranche B-2
                                             Term Loan (First Lien), 9/6/19                 9,268,934
     5,805,946          4.25         B+/B1   Vertafore, Inc., Term Loan (2013),
                                             10/3/19                                        5,836,793
                                                                                         ------------
                                                                                         $ 27,708,263
                                                                                         ------------
                                             Total Software & Services                   $ 31,377,147
-----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE
                                             & EQUIPMENT -- 0.0%+
                                             Electronic Equipment
                                             Manufacturers -- 0.0%+
     1,442,773          4.75         B-/B2   Sensus USA, Inc., Term Loan (First
                                             Lien), 5/9/17                               $  1,447,581
-----------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.0%+
     1,656,399          5.00          B/B2   Scitor Corp., Term Loan, 2/15/17            $  1,644,556
                                                                                         ------------
                                             Total Technology Hardware
                                             & Equipment                                 $  3,092,137
-----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR
                                             EQUIPMENT -- 0.2%
                                             Semiconductor Equipment -- 0.1%
     8,631,098          4.50         NR/B1   Aeroflex, Inc., Tranche B-1 Term
                                             Loan, 11/9/19                               $  8,721,724
-----------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.1%
     1,852,642          3.25        BB+/NR   Microsemi Corp., Term Loan (First
                                             Lien), 3/14/21                              $  1,851,484
                                                                                         ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                     $ 10,573,208
-----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION
                                             SERVICES -- 0.1%
                                             Integrated Telecommunication
                                             Services -- 0.0%+
     2,207,012          3.25         BB/B1   West Corp., B-10 Term Loan (First
                                             Lien), 6/30/18                              $  2,197,528
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.1%
     1,487,731          4.00        BB-/B1   Syniverse Holdings, Inc., Initial
                                             Term Loan, 4/23/19                          $  1,491,450
     2,181,423          4.00        BB-/B1   Syniverse Holdings, Inc., Tranche B
                                             Term Loan, 4/23/19                             2,187,787
                                                                                         ------------
                                                                                         $  3,679,237
                                                                                         ------------
                                             Total Telecommunication Services            $  5,876,765
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.0%+
     1,416,682          3.00        BB/Ba3   Calpine Construction Finance Co.,
                                             LP, Term B-1 Loan, 5/3/20                   $  1,395,178
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 0.2%
     2,712,335          3.75       BB+/Ba1   AES Corp., Virginia, 2013 Other
                                             Term Loan, 6/1/18                           $  2,726,651
     5,427,150          4.00        BB-/B1   Calpine Corp., Term Loan (3/11),
                                             4/1/18                                         5,453,157
     1,083,500          4.00        BB-/B1   Calpine Corp., Term Loan, 9/27/19              1,088,240
     4,005,692          3.75       BB+/Ba1   NSG Holdings LLC, New Term
                                             Loan, 12/11/19                                 4,020,713
                                                                                         ------------
                                                                                         $ 13,288,761
                                                                                         ------------
                                             Total Utilities                             $ 14,683,939
-----------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $683,323,575)                         $679,396,623
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------

                                             RIGHTS / WARRANTS -- 0.0%+
                                             AUTOMOBILES &
                                             COMPONENTS -- 0.0%+
                                             Auto Parts & Equipment -- 0.0%+
           547                               Lear Corp., 11/9/14                         $     91,573
                                                                                         ------------
                                             Total Automobiles & Components              $     91,573
-----------------------------------------------------------------------------------------------------
                                             TOTAL RIGHTS / WARRANTS
                                             (Cost $29,544)                              $     91,573
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 101

Schedule of Investments | 3/31/14 (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             PURCHASED PUT
                                             OPTION -- 0.0%+
    19,969,957                               Put USD/Call TRY @ 2.154, 1/12/15         $      266,006
-----------------------------------------------------------------------------------------------------
                                             TOTAL PURCHASED PUT OPTION
                                             (Cost $329,005)                           $      266,006
-----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 94.7%
                                             (Cost $6,513,304,885) (a)                 $6,656,306,552
-----------------------------------------------------------------------------------------------------
                                             WRITTEN CALL
                                             OPTION -- (0.0)%+
  (19,969,960)                               Call USD/Put TRY @ 2.95, 1/12/15
                                             (Premiums paid $329,005)                  $     (238,237)
-----------------------------------------------------------------------------------------------------
                                             TOTAL WRITTEN CALL OPTION                 $     (238,237)
-----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS &
                                             LIABILITIES -- 5.3%                       $  376,077,858
-----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                $7,032,146,173
=====================================================================================================

(+)        Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Cat Bond Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Perpetual  Security with no stated maturity date.

PIK        Represents a pay in kind security.

REIT       Real Estate Investment Trust.

(G.D.R.)   Global Depositary Receipt.

*          Non-income producing security.

NR         Not rated by either S&P or Moody's.

WR         Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2014, the value of these securities amounted to $2,055,689,396 or 29.2% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks,
           (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

(a) At March 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $6,520,823,615 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                               $ 285,361,178

           Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                (149,878,241)
                                                                                      -------------
           Net unrealized appreciation                                                $ 135,482,937
                                                                                      =============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes To Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)        Security is in default and is non-income producing.

Principal amounts  are denominated in U.S. Dollars unless otherwise noted:

AUD        Australian Dollar
BRL        Brazilian Real
CAD        Canadian Dollar
CNY        New Chinese Yuan
EURO       Euro
GBP        British Pound Sterling
GHS        Ghanian Cedi
IDR        Indonesian Rupiah
INR        Indian Rupee
KES        Kenyan Shilling
MXN        Mexican Peso
NGN        Nigerian Naira
NOK        Norwegian Krone
NZD        New Zealand Dollar
PLN        Polish Zloty
RON        Romanian New Leu
RUB        Russian Ruble
TRY        Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2014 were as follows:

--------------------------------------------------------------------------------
                                          Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities      $508,981,248          $  165,066,368
Other Long-Term Securities                $900,468,492          $1,325,853,888

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 103

Schedule of Investments | 3/31/14 (continued) (unaudited)

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

------------------------------------------------------------------------------------------------------
                                                                                        Net
                                                                         Premiums       Unrealized
 Notional                       Obligation                 Expiration    Received       Appreciation
 Principal ($)  Counterparty    Entity/Index     Coupon    Date          (Paid)         (Depreciation)
------------------------------------------------------------------------------------------------------
  (70,500,000)  JPMorgan
                Chase & Co.     CDX NA.HY.21.V1  5.00%     12/20/18      $ (4,942,050)  $(647,868)
------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

---------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                             Premiums     Unrealized
 Notional                           Obligation                   Expiration  Received     Appreciation
 Principal ($)(1)  Counterparty     Entity/Index         Coupon  Date        (Paid)       (Depreciation)
---------------------------------------------------------------------------------------------------------
      7,000,000    JPMorgan         American Axle
                   Chase & Co.      & Manufacturing Co.  5.00%   12/20/17    $ (280,000)  $960,219
=========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 -- quoted prices in active markets for identical securities.

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial
                 Statements -- Note 1A.

      Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

The following is a summary of the inputs used as of March 31, 2014, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                Level 1            Level 2          Level 3           Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds     $             --   $  224,533,460   $            --   $  224,533,460
Preferred Stocks
   Transportation
     Air Freight & Logistics                  --        2,891,812                --        2,891,812
   Banks
     Regional Banks                           --        8,897,656                --        8,897,656
   Diversified Financials
     Consumer Finance                         --       15,839,322                --       15,839,322
   Insurance
     Reinsurance                              --               --        29,313,578       29,313,578
   Real Estate
     Diversified REIT                         --        4,036,094         4,036,094
All Other Preferred Stocks           152,904,991               --                --      152,904,991
Convertible Preferred Stocks
   Diversified Financials
Asset Management &
   Custody Banks                                        6,495,562               --         6,495,562
All Other Convertible
   Preferred Stocks                   69,767,513               --                --       69,767,513
Common Stocks
   Commercial Services
     & Supplies
     Diversified Support
      Services                                --           53,409                --           53,409
   Transportation
     Air Freight & Logistics                  --        1,335,875                --        1,335,875
   Real Estate
     Real Estate Development                  --        1,213,146                --        1,213,146
All Other Common Stocks                1,256,894               --                --        1,256,894
Asset Backed Securities                       --      281,400,387                --      281,400,387
Collateralized Mortgage
   Obligations                                --      719,399,784                --      719,399,784
Corporate Bonds
   Diversified Financials
     Other Diversified
      Financial Services                      --      175,472,660         7,390,357      182,863,017
   Insurance
     Reinsurance                              --      263,948,332        24,485,330      288,433,662
All Other Corporate Bonds                     --    2,469,683,154                --    2,469,683,154
U.S. Government Agency
   Obligations                                --      655,978,413                --      655,978,413
Foreign Government Bonds                      --      434,264,777                --      434,264,777
Municipal Bonds                               --      425,989,844                --      425,989,844
Senior Floating Rate
   Loan Interests                             --      679,396,623                --      679,396,623
Rights/Warrants                           91,573               --                --           91,573
Purchased Put Option                          --          266,006                --          266,006
----------------------------------------------------------------------------------------------------
Total                           $    224,020,971   $6,371,096,316   $    61,189,265   $6,656,306,552
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 105

Schedule of Investments | 3/31/14 (continued) (unaudited)

--------------------------------------------------------------------------------------------------
                                  Level 1           Level 2          Level 3          Total
--------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized Appreciation on
  Credit Default Swaps            $           --    $    312,351     $           --   $   312,351
Unrealized Appreciation on
  Written Call Option                         --         (90,768)                --       (90,768)
Unrealized Depreciation on
  Futures Contracts                   10,799,028              --                 --    10,799,028
Unrealized Depreciation on
  Forward Foreign
  Currency Contracts                          --      (1,397,515)                --    (1,397,515)
--------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                     $   10,799,028    $ (1,175,932)    $           --   $ 9,623,096
=================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                              Preferred          Corporate
                                              Stocks             Bonds              Total
------------------------------------------------------------------------------------------------
Balance as of 9/30/13                         $25,829,659        $17,728,748        $ 43,558,407
Realized gain (loss)1                             465,534             28,885             494,419
Change in unrealized
  appreciation (depreciation)2                  1,486,360            879,494           2,365,854
Purchases                                       7,772,700         22,638,560          30,411,260
Sales                                          (6,240,675)        (9,400,000)        (15,640,675)
Transfers in to Level 3*                               --                 --                  --
Transfers out of Level 3*                              --                 --                  --
------------------------------------------------------------------------------------------------
Balance as of 3/31/14                         $29,313,578        $31,875,687        $ 61,189,265
================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended March 31, 2014, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 3/31/14                                             $ 2,365,854
                                                                          -----------

The accompanying notes are an integral part of these financial statements.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Statement of Assets and Liabilities | 3/31/14 (unaudited)

ASSETS:
  Investment in securities, at value (cost $6,513,304,885)                          $6,656,306,552
  Cash                                                                                 401,336,032
  Futures collateral                                                                    10,801,595
  Foreign currencies, at value (cost $65,537,695)                                       65,779,802
  Receivables --
     Investment securities sold                                                         72,526,669
     Fund shares sold                                                                   23,727,839
     Dividends                                                                           1,552,683
     Interest                                                                           74,274,196
  Variation margin                                                                      10,799,028
  Net unrealized appreciation on credit default swaps                                      312,351
  Other assets                                                                             180,277
--------------------------------------------------------------------------------------------------
          Total assets                                                              $7,317,597,024
==================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                               $  250,610,176
      Fund shares repurchased                                                           17,283,044
      Dividends                                                                          8,194,810
   Written options (premiums paid $329,005)                                                238,237
   Credit default swaps, premiums paid                                                   5,222,050
   Net unrealized depreciation on forward foreign currency contracts                     1,397,515
   Due to affiliates                                                                     2,095,318
   Accrued expenses                                                                        409,701
--------------------------------------------------------------------------------------------------
          Total liabilities                                                         $  285,450,851
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $6,841,902,223
  Undistributed net investment income                                                       51,571
  Accumulated net realized gain on investments, foreign currency
     transactions, futures contracts, options and credit default swaps                  37,141,139
  Net unrealized appreciation on investments                                           143,001,667
  Net unrealized depreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                           (1,152,574)
  Net unrealized appreciation on futures contracts                                      10,799,028
  Net unrealized appreciation on written options                                            90,768
  Net unrealized appreciation on credit default swaps                                      312,351
--------------------------------------------------------------------------------------------------
         Total net assets                                                           $7,032,146,173
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,840,611,174/167,363,431 shares)                             $        11.00
   Class B (based on $22,653,642/2,088,668 shares)                                  $        10.85
   Class C (based on $1,195,764,320/111,127,864 shares)                             $        10.76
   Class K (based on $113,600,297/10,318,302 shares)                                $        11.01
   Class R (based on $201,351,334/18,029,404 shares)                                $        11.17
   Class Y (based on $3,582,779,642/325,855,420 shares)                             $        10.99
   Class Z (based on $75,385,764/6,862,973 shares)                                  $        10.98
MAXIMUM OFFERING PRICE:
   Class A ($11.00 (divided by) 95.5%)                                              $        11.52
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 107

Statement of Operations (unaudited)

For the Six Months Ended 3/31/14

INVESTMENT INCOME:
   Interest                                                                $180,568,656
   Dividends                                                                  8,208,184
------------------------------------------------------------------------------------------------------
         Total investment income                                                          $188,776,840
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $ 19,622,569
  Transfer agent fees and expenses
     Class A                                                                    288,733
     Class B                                                                     15,895
     Class C                                                                     85,566
     Class K                                                                        600
     Class R                                                                      8,070
     Class Y                                                                     31,923
     Class Z                                                                     11,486
  Distribution fees
     Class A                                                                  2,394,139
     Class B                                                                    128,025
     Class C                                                                  6,111,591
     Class R                                                                    498,363
  Shareholder communications expense                                          4,281,173
  Administrative reimbursements                                               1,107,735
  Custodian fees                                                                360,352
  Registration fees                                                             110,619
  Professional fees                                                             203,825
  Printing expense                                                               68,731
  Fees and expenses of nonaffiliated Trustees                                   126,053
  Miscellaneous                                                                 318,689
------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 35,774,137
------------------------------------------------------------------------------------------------------
         Net investment income                                                            $153,002,703
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS, WRITTEN
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                           $ 54,916,383
     Futures contracts                                                       (8,308,542)
     Credit default swaps                                                       106,528
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    (9,892,799)  $ 36,821,570
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                           $ 80,841,961
     Futures contracts                                                       18,843,792
     Written options                                                             90,768
     Credit default swaps                                                      (695,676)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     6,345,878   $105,426,723
------------------------------------------------------------------------------------------------------
  Net gain on investments, credit default swaps, written options, futures
     contracts, and foreign currency transactions                                         $142,248,293
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $295,250,996
======================================================================================================

The accompanying notes are an integral part of these financial statements.

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               3/31/14            Year Ended
                                                               (unaudited)        9/30/13
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   153,002,703    $   305,461,925
Net realized gain on investments, futures contracts,
  credit default swaps and foreign currency transactions            36,821,570        106,056,253
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, credit default swaps,
  written options and foreign currency transactions                105,426,723       (293,606,516)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   295,250,996    $   117,911,662
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.50 per share, respectively)        $   (39,543,899)   $   (97,251,852)
      Class B ($0.17 and $0.40 per share, respectively)               (413,678)        (1,438,963)
      Class C ($0.18 and $0.42 per share, respectively)            (20,993,356)       (51,412,386)
      Class K ($0.25 and $0.43 per share, respectively)             (2,302,015)        (2,412,153)
      Class R ($0.21 and $0.47 per share, respectively)             (3,802,085)        (8,742,078)
      Class Y ($0.24 and $0.54 per share, respectively)            (77,744,006)      (151,571,198)
      Class Z ($0.24 and $0.53 per share, respectively)             (1,770,726)        (3,549,492)
Net realized gain:
      Class A ($0.16 and $0.00 per share, respectively)            (27,901,069)                --
      Class B ($0.16 and $0.00 per share, respectively)               (394,193)                --
      Class C ($0.16 and $0.00 per share, respectively)            (18,307,794)                --
      Class K ($0.16 and $0.00 per share, respectively)             (1,391,490)                --
      Class R ($0.16 and $0.00 per share, respectively)             (2,850,019)                --
      Class Y ($0.16 and $0.00 per share, respectively)            (50,465,214)                --
      Class Z ($0.16 and $0.00 per share, respectively)             (1,188,305)                --
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (249,067,849)   $  (316,378,122)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 1,048,287,246    $ 2,990,119,765
Reinvestment of distributions                                      163,595,645        222,251,787
Cost of shares repurchased                                      (1,450,556,806)    (2,349,444,448)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                          $  (238,673,915)   $   862,927,104
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    $  (192,490,768)   $   664,460,644
NET ASSETS:
Beginning of period                                              7,224,636,941      6,560,176,297
--------------------------------------------------------------------------------------------------
End of period                                                  $ 7,032,146,173    $ 7,224,636,941
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                           $        51,571    $    (6,381,367)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 109

--------------------------------------------------------------------------------------------------------
                                        '14 Shares    '14 Amount
                                        (unaudited)   (unaudited)         '13 Shares     '13 Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                              21,470,762   $  234,505,438        69,974,368   $  786,563,595
Reinvestment of
   distributions                          5,632,106       61,316,945         7,896,278       88,474,184
Less shares repurchased                 (49,055,361)    (535,913,394)      (73,100,200)    (816,879,360)
--------------------------------------------------------------------------------------------------------
      Net increase
           (decrease)                   (21,952,493)  $ (240,091,011)        4,770,446   $   58,158,419
========================================================================================================
Class B
Shares sold or exchanged                     40,491   $      435,850           145,275   $    1,606,810
Reinvestment of
   distributions                             48,485          520,185            88,895          983,796
Less shares repurchased                    (726,446)      (7,815,291)       (1,816,672)     (20,082,624)
--------------------------------------------------------------------------------------------------------
      Net decrease                         (637,470)  $   (6,859,256)       (1,582,502)  $  (17,492,018)
========================================================================================================
Class C
Shares sold                               7,390,119   $   78,909,338        27,259,261   $  300,636,540
Reinvestment of
   distributions                          2,499,785       26,620,903         3,217,077       35,286,659
Less shares repurchased                 (17,248,595)    (184,224,962)      (30,870,532)    (337,450,330)
--------------------------------------------------------------------------------------------------------
      Net decrease                       (7,358,691)  $  (78,694,721)         (394,194)  $   (1,527,131)
========================================================================================================
Class K*
Shares sold                               1,732,731   $   18,916,409         8,603,147   $   97,477,673
Reinvestment of
   distributions                            222,943        2,426,848            63,230          697,705
Less shares repurchased                    (145,124)      (1,585,902)         (158,625)      (1,806,052)
--------------------------------------------------------------------------------------------------------
      Net increase                        1,810,550   $   19,757,355         8,507,752   $   96,369,326
========================================================================================================
Class R
Shares sold                               1,999,063   $   22,183,696         4,527,827   $   51,684,595
Reinvestment of
   distributions                            564,089        6,239,157           720,834        8,204,705
Less shares repurchased                  (2,719,797)     (30,166,973)       (5,358,424)     (60,975,242)
--------------------------------------------------------------------------------------------------------
      Net decrease                         (156,645)  $   (1,744,120)         (109,763)  $   (1,085,942)
========================================================================================================
Class Y
Shares sold                              62,317,078   $  680,005,772       152,570,402   $1,705,375,506
Reinvestment of
   distributions                          5,834,724       63,526,126         7,597,729       85,131,642
Less shares repurchased                 (61,159,539)    (667,437,816)      (96,620,238)  (1,080,422,312)
--------------------------------------------------------------------------------------------------------
      Net increase                        6,992,263   $   76,094,082        63,547,893   $  710,084,836
========================================================================================================
Class Z
Shares sold                               1,223,605   $   13,330,743         4,174,547   $   46,775,046
Reinvestment of
   distributions                            270,800        2,945,481           310,671        3,473,096
Less shares repurchased                  (2,148,416)     (23,412,468)       (2,859,345)     (31,828,528)
--------------------------------------------------------------------------------------------------------
      Net increase
           (decrease)                      (654,011)  $   (7,136,244)        1,625,873   $   18,419,614
========================================================================================================

* Class K shares were first publicly offered on December 20, 2012. The accompanying notes are an integral part of these financial statements.

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year         Year
                                                      3/31/14        Ended        Ended        Ended        Ended        Ended
                                                      (unaudited)    9/30/13      9/30/12      9/30/11      9/30/10      9/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $    10.92     $    11.21   $    10.63   $    10.99   $    10.22   $   9.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                              $     0.23     $     0.49   $     0.52   $     0.55   $     0.59   $   0.64
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions         0.24          (0.28)        0.69        (0.33)        0.73       0.71
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations               $     0.47     $     0.21   $     1.21   $     0.22   $     1.32   $   1.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $    (0.23)    $    (0.50)  $    (0.53)  $    (0.55)  $    (0.55)  $  (0.77)
   Net realized gain                                       (0.16)            --        (0.10)       (0.03)          --      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.39)    $    (0.50)  $    (0.63)  $    (0.58)  $    (0.55)  $  (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.08     $    (0.29)  $     0.58   $    (0.36)  $     0.77   $   0.46
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    11.00     $    10.92   $    11.21   $    10.63   $    10.99   $  10.22
====================================================================================================================================
Total return*                                               4.33%          1.88%       11.69%        2.00%       13.29%     15.69%
Ratio of net expenses to average net assets                 1.04%**        1.02%        1.06%        1.06%        1.10%      1.17%
Ratio of net investment income to average net assets        4.32%**        4.32%        4.73%        5.01%        5.49%      6.81%
Portfolio turnover rate                                       43%**          34%          21%          36%          39%        32%
Net assets, end of period (in thousands)              $1,840,611     $2,068,276   $2,066,993   $1,609,362   $1,403,214   $909,343
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 111

------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year      Year      Year      Year
                                                             3/31/14      Ended     Ended     Ended     Ended     Ended
                                                             (unaudited)  9/30/13   9/30/12   9/30/11   9/30/10   9/30/09
------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 10.77      $ 11.06   $ 10.48   $ 10.83   $ 10.06   $   9.62
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.18      $  0.39   $  0.42   $  0.46   $  0.48   $   0.54
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.23        (0.28)     0.69     (0.33)     0.75       0.71
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.41      $  0.11   $  1.11   $  0.13   $  1.23   $   1.25
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.17)     $ (0.40)  $ (0.43)  $ (0.45)  $ (0.46)  $  (0.69)
   Net realized gain                                           (0.16)          --     (0.10)    (0.03)       --      (0.12)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.33)     $ (0.40)  $ (0.53)  $ (0.48)  $ (0.46)  $  (0.81)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.08      $ (0.29)  $  0.58   $ (0.35)  $  0.77   $   0.44
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.85      $ 10.77   $ 11.06   $ 10.48   $ 10.83   $  10.06
==============================================================================================================================
Total return*                                                   3.90%        0.97%    10.81%     1.21%    12.55%     14.71%
Ratio of net expenses to average net assets                     1.91%**      1.86%     1.91%     1.87%     1.86%      1.94%
Ratio of net investment income to average net assets            3.44%**      3.48%     3.91%     4.22%     4.71%      6.09%
Portfolio turnover rate                                           43%**        34%       21%       36%       39%        32%
Net assets, end of period (in thousands)                     $22,654      $29,374   $47,910   $59,824   $96,942   $107,129
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

---------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year       Year
                                                      3/31/14        Ended        Ended        Ended        Ended      Ended
                                                      (unaudited)    9/30/13      9/30/12      9/30/11      9/30/10    9/30/09
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $    10.69     $    10.98   $    10.41        10.76   $  10.00   $   9.56
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                              $     0.19     $     0.40   $     0.43   $     0.47   $   0.51   $   0.57
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions         0.22          (0.27)        0.68        (0.32)      0.72       0.68
---------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations               $     0.41     $     0.13   $     1.11         0.15   $   1.23   $   1.25
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $    (0.18)    $    (0.42)  $    (0.44)  $    (0.47)  $  (0.47)  $  (0.69)
   Net realized gain                                       (0.16)            --        (0.10)       (0.03)        --      (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.34)    $    (0.42)  $    (0.54)  $    (0.50)  $  (0.47)  $  (0.81)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.07     $    (0.29)  $     0.57   $    (0.35)  $   0.76   $   0.44
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    10.76     $    10.69   $    10.98   $    10.41   $  10.76   $  10.00
=================================================================================================================================
Total return*                                               3.92%          1.11%       10.97%        1.33%     12.59%     14.86%
Ratio of net expenses to average net assets                 1.74%**        1.72%        1.74%        1.74%      1.78%      1.85%
Ratio of net investment income to average net assets        3.62%**        3.62%        4.05%        4.34%      4.80%      6.12%
Portfolio turnover rate                                       43%**          34%          21%          36%        39%        32%
Net assets, end of period (in thousands)              $1,195,764     $1,266,995   $1,305,498   $1,024,254   $870,348   $588,455
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 113

------------------------------------------------------------------------------------------------------------------
                                                                               Six Months
                                                                               Ended
                                                                               3/31/14                12/20/12 (a)
                                                                               (unaudited)            to 9/30/13
------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                           $  10.94               $ 11.31
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                        $   0.26               $  0.43
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                            0.22                 (0.37)
------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                        $   0.48               $  0.06
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                        $  (0.25)              $ (0.43)
  Net realized gain                                                               (0.16)                   --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                            $  (0.41)              $ (0.43)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.07               $ (0.37)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  11.01               $ 10.94
==================================================================================================================
Total return*                                                                      4.44%                 0.69%(b)
Ratio of net expenses to average net assets+                                       0.63%**               0.63%**
Ratio of net investment income to average net assets+                              4.74%**               4.79%**
Portfolio turnover rate                                                              43%**                 34%
Net assets, end of period (in thousands)                                       $113,600               $93,041
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Class K shares were first publicly offered on December 20, 2012.

(b)  Not annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year       Year       Year       Year
                                                           3/31/14      Ended      Ended      Ended      Ended      Ended
                                                           (unaudited)  9/30/13    9/30/12    9/30/11    9/30/10    9/30/09
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $  11.10     $  11.39   $  10.80   $  11.17   $  10.38   $   9.91
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.22     $   0.46   $   0.48   $   0.53   $   0.56   $   0.62
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        0.22        (0.28)      0.71      (0.34)      0.76       0.73
------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                    $   0.44     $   0.18   $   1.19   $   0.19   $   1.32   $   1.35
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.21)    $  (0.47)  $  (0.50)  $  (0.53)  $  (0.53)  $  (0.76)
   Net realized gain                                          (0.16)          --      (0.10)     (0.03)        --      (0.12)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.37)    $  (0.47)  $  (0.60)  $  (0.56)  $  (0.53)  $  (0.88)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.07     $  (0.29)  $   0.59   $  (0.37)  $   0.79   $   0.47
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.17     $  11.10   $  11.39   $  10.80   $  11.17   $  10.38
==============================================================================================================================
Total return*                                                  4.04%        1.58%     11.35%      1.64%     13.07%     15.45%
Ratio of net expenses to average net assets                    1.43%**      1.34%      1.44%      1.35%      1.41%      1.44%
Ratio of net investment income to average net assets           3.93%**      4.00%      4.36%      4.73%      5.18%      6.58%
Portfolio turnover rate                                          43%**        34%        21%        36%        39%        32%
Net assets, end of period (in thousands)                   $201,351     $201,797   $209,561   $171,918   $154,846   $114,962
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 115

---------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year       Year
                                                      3/31/14        Ended        Ended        Ended        Ended      Ended
                                                      (unaudited)    9/30/13      9/30/12      9/30/11      9/30/10    9/30/09
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $    10.92     $    11.22   $    10.64   $    11.00   $  10.23   $   9.78
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                              $     0.25     $     0.52   $     0.55   $     0.59   $   0.65   $   0.71
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions         0.22          (0.28)        0.69        (0.33)      0.72       0.67
---------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations               $     0.47     $     0.24   $     1.24   $     0.26   $   1.37   $   1.38
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $    (0.24)    $    (0.54)  $    (0.56)  $    (0.59)  $  (0.60)  $  (0.81)
   Net realized gain                                       (0.16)            --        (0.10)       (0.03)        --      (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.40)    $    (0.54)  $    (0.66)  $    (0.62)  $  (0.60)  $  (0.93)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.07     $    (0.30)  $     0.58   $    (0.36)  $   0.77   $   0.45
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    10.99     $    10.92   $    11.22   $    10.64   $  11.00   $  10.23
=================================================================================================================================
Total return*                                               4.40%          2.10%       12.05%        2.36%     13.75%     16.11%
Ratio of net expenses to average net assets                 0.74%**        0.74%        0.73%        0.72%      0.69%      0.70%
Ratio of net investment income to average net assets        4.62%**        4.61%        5.05%        5.36%      5.96%      7.25%
Portfolio turnover rate                                       43%**          34%          21%          36%        39%        32%
Net assets, end of period (in thousands)              $3,582,780     $3,483,106   $2,864,391   $1,910,764   $664,149   $226,994
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year      Year      Year      Year
                                                             3/31/14      Ended      Ended     Ended     Ended     Ended
                                                             (unaudited)  9/30/13    9/30/12   9/30/11   9/30/10   9/30/09
-----------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                         $ 10.91      $ 11.20    $ 10.62   $ 10.98   $ 10.21   $  9.81
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.25      $  0.51    $  0.54   $  0.58   $  0.64   $  0.71
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.22        (0.27)      0.69     (0.33)     0.72      0.61
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.47      $  0.24    $  1.23   $  0.25   $  1.36   $  1.32
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.24)     $ (0.53)   $ (0.55)  $ (0.58)  $ (0.59)  $ (0.80)
   Net realized gain                                           (0.16)          --      (0.10)    (0.03)       --     (0.12)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.40)     $ (0.53)   $ (0.65)  $ (0.61)  $ (0.59)  $ (0.92)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.07      $ (0.29)   $  0.58   $ (0.36)  $  0.77   $  0.40
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.98      $ 10.91    $ 11.20   $ 10.62   $ 10.98   $ 10.21
=============================================================================================================================
Total return*                                                   4.28%        2.11%     11.96%     2.30%    13.67%    15.43%
Ratio of net expenses to average net assets                     0.83%**      0.80%      0.83%     0.82%     0.79%     0.80%
Ratio of net investment income to average net assets            4.53%**      4.54%      4.98%     5.23%     5.81%     6.96%
Portfolio turnover rate                                           43%**        34%        21%       36%       39%       32%
Net assets, end of period (in thousands)                     $75,386      $82,048    $65,822   $57,976   $41,175   $14,187
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 117

Notes to Financial Statements | 3/31/14 (unaudited)

1. Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent price service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

   Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 119

   Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

   At March 31, 2014, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing less than 0.1% of net assets.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2014, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2013 was as follows:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $316,378,122
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
         Total                                                      $316,378,122
     ===========================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 121

   The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2013:

     ---------------------------------------------------------------------------
                                                                            2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  6,794,706
     Undistributed long-term capital gain                             90,668,974
     Current year dividend payable                                    (7,737,015)
     Net unrealized appreciation                                      54,334,138
     ---------------------------------------------------------------------------
         Total                                                      $144,060,803
     ===========================================================================

   The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $77,106 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2014.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Futures Contracts

   The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2014 was $10,801,595. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended March 31, 2014 was $882,326,954.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 123

   At March 31, 2014, open futures contracts were as follows:

---------------------------------------------------------------------------------------------
                                Number of                                     Unrealized
                                Contracts      Settlement                     Appreciation/
      Type                      Long/(Short)   Month      Value               (Depreciation)
---------------------------------------------------------------------------------------------
      U.S. Long Bond (CBT)        (136)        6/14       $    (18,117,750)      $    69,063
      U.S. 10 Year Note (CBT)   (7,709)        6/14           (952,061,500)        7,815,561
      U.S. 2 Year Note (CBT)      (662)        6/14           (145,350,375)          197,906
      U.S. 5 Year Note (CBT)    (1,930)        6/14           (229,579,531)        1,738,813
      U.S. Ultra Bond (CBT)      1,046         6/14            151,114,312           977,685
---------------------------------------------------------------------------------------------
                                                          $ (1,193,994,844)      $10,799,028
---------------------------------------------------------------------------------------------

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

   When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

   Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   Open credit default swap contracts at March 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended March 31, 2014 was $3,100,771.

K. Option Writing

   The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   The average value of option contracts open during the period ended March 31, 2014 was $167,659. Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 125

   The Fund held two written call option contracts that were open at March 31, 2014. If the call options were exercised at March 31, 2014, the maximum amount the Fund would have been required to pay was $329,005.

   Transactions in written options for the six months ended March 31, 2014 are summarized as follows:

   ---------------------------------------------------------------------------------
                                                 Number of Contracts    Premium Paid
   ---------------------------------------------------------------------------------
   Options open at beginning of period                            --      $       --
   Options opened                                       (19,969,960)       (329,005)
   Options exercised                                              --              --
   Options closed                                                 --              --
   Options expired                                                --              --
   ---------------------------------------------------------------------------------
        Options open at end of period                   (19,969,960)      $(329,005)
   =================================================================================

L. Purchased Options

   The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for six months period ended March 31, 2014 was $84,782. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended

126 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

March 31, 2014, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $503,712 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended March 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,288,100
 Class B                                                                  21,594
 Class C                                                                 655,016
 Class K                                                                     100
 Class R                                                                 300,393
 Class Y                                                               1,942,074
 Class Z                                                                  73,896
--------------------------------------------------------------------------------
   Total                                                              $4,281,173
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,389,394 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 127 services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $202,212 in distribution fees payable to PFD at March 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2014, CDSCs in the amount of $116,067 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended March 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended March 31, 2014 was $157,901,360.

128 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Open forward foreign currency contracts at March 31, 2014 were as follows:

---------------------------------------------------------------------------------------------------
                                                                                    Net
                      Net               In                                          Unrealized
                      Contracts         Exchange       Settlement                   Appreciation
 Currency             to Deliver        For            Date          Value          (Depreciation)
---------------------------------------------------------------------------------------------------
AUD (Australian Dollar)    31,901,744   $ 29,449,404    6/6/14       $ 28,836,401   $  (613,003)
BRL (Brazilian Real)       33,000,000     13,733,405    6/6/14         14,312,871       579,466
EUR (European Euro)        93,197,805    128,384,718   6/11/14        128,017,903      (366,815)
EUR (European Euro)        17,827,552     24,559,611   4/28/14         24,538,127       (21,484)
GBP (British
Pound Sterling)            (2,150,000)     3,583,315   5/19/14          3,574,069        (9,246)
JPY (Japanese Yen)      5,309,838,068     51,462,416   5/19/14         52,078,322       615,906
NZD (New
Zealand Dollar)           (13,876,774)    12,001,596    5/7/14         11,326,056      (675,540)
PHP (Philippine Peso)   1,130,000,000     25,228,846   5/13/14         25,220,550        (8,296)
RUB (Russian Ruble)           126,646        258,227   5/13/14              3,569      (254,658)
TRY (Turkish Lira)        (48,653,312)    22,644,066   4/14/14         22,000,221      (643,845)
---------------------------------------------------------------------------------------------------
  Total                                                                             $(1,397,515)
===================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2014, the Fund had no borrowings under the credit facility.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 129

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2014.

---------------------------------------------------------------------------------------------------------------
Assets:
                                Gross
                                Amounts         Net                   Gross Amounts Not Offset
                                Offset          Amounts of              in the Statement of
                                in the          Assets                Assets and Liabilities
                   Gross        Statement       Presented In       ----------------------------
                   Amounts of   of Assets       the Statement                      Cash
                   Recognized   and             of Assets and      Financial       Collateral    Net
 Description       Assets       Liabilities     Liabilities        Instruments     Received      Amount
---------------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts       $ 1,195,372  $ (1,195,372)   $             --   $    --         $    --       $          --
Futures
   contracts        10,799,028            --          10,799,028        --              --          10,799,028
Credit default
   swaps               960,219      (647,868)            312,351        --              --             312,351
Written option              --            --                  --        --              --                  --
---------------------------------------------------------------------------------------------------------------
                   $12,954,619  $ (1,843,240)   $     11,111,379   $    --         $    --       $  11,111,379
===============================================================================================================

-------------------------------------------------------------------------------------------------------
Liabilities:
                                 Gross
                                 Amounts          Net             Gross Amounts Not Offset
                                 Offset           Amounts of        in the Statement of
                                 in the           Liabilities      Assets and Liabilities
                   Gross         Statement        Presented In     -----------------------
                   Amounts of    of Assets        the Statement                 Cash
                   Recognized    and              of Assets and    Financial    Collateral  Net
Description        Liabilities   Liabilities      Liabilities      Instruments  Pledged     Amount
-------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts       $2,592,887    $ (1,195,372)    $1,397,515       $  --        $  --       $1,397,515
Futures
   contracts               --              --             --          --           --               --
Credit default
   swaps              647,868        (647,868)            --          --           --               --
Written option        238,237              --        238,237          --           --          238,237
-------------------------------------------------------------------------------------------------------
                   $3,478,992    $ (1,843,240)    $1,635,752       $  --        $  --       $1,635,752
=======================================================================================================

130 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

9.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2014 were as follows:

-------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                   Asset Derivatives 2014             Liabilities Derivatives 2014
 Hedging Instruments                -------------------------------------------------------------------
 Under Accounting                   Statement of Assets                Statement of Assets
 Standards Codification             and Liabilities                    and Liabilities
 (ASC) 815                          Location                Value      Location                   Value
-------------------------------------------------------------------------------------------------------
 Forward Foreign Currency           Net unrealized                     Net unrealized
  Contracts                         appreciation on                    depreciation on
                                    forward foreign                    forward foreign
                                    currency contracts   $        --   currency contracts   $ 1,397,515
 Credit Default Swaps               Net unrealized                     Net unrealized
                                    appreciation on                    depreciation on
                                    credit default                     credit default
                                    swaps                $   312,351   swaps                $        --
 Written Option                     Net unrealized                     Net unrealized
                                    appreciation on                    depreciation on
                                    written option       $    90,768   written option       $        --
 Interest Rate Futures*             Net unrealized                     Net unrealized
                                    appreciation on                    depreciation on
                                    futures contracts    $10,799,028   futures contracts    $        --
-------------------------------------------------------------------------------------------------------
   Total                                                 $11,202,147                        $ 1,397,515
-------------------------------------------------------------------------------------------------------

* Reflects unrealized appreciation/depreciation of futures contracts (see Note
  1H).

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 131

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2014 was as follows:

---------------------------------------------------------------------------------------------------
                                                                                   Change in
 Derivatives Not                                                                   Unrealized
 Accounted for as                                                 Realized         Appreciation
 Hedging Instruments      Location of Gain                        Gain (Loss)      (Depreciation)
 Under Accounting         or (Loss) on                            on Derivatives   on Derivatives
 Standards Codification   Derivatives Recognized                  Recognized       Recognized
 (ASC) 815                in Income                               in Income        in Income
---------------------------------------------------------------------------------------------------
 Interest Rate Futures    Net realized gain (loss) on
                          futures contracts                       $ (8,308,542)
 Interest Rate Futures    Change in net unrealized appreciation
                          (depreciation) on futures contracts                      $18,843,792
 Forward Foreign          Net realized gain (loss) on forward
   Currency Contracts     foreign currency contracts and
                          other assets and liabilities
                          denominated in foreign currencies       $ (9,892,799)
 Forward Foreign          Change in net unrealized appreciation
   Currency Contracts     (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies                                       $ 6,345,878
 Credit Default Swaps     Net realized gain (loss) on
                          credit default swaps                    $    106,528
 Credit Default Swaps     Change in net unrealized
                          appreciation (depreciation) on
                          credit default swaps                                     $  (695,676)
 Written Option           Change in net unrealized appreciation
                          (depreciation) on written option                         $    90,768

132 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 133 management services to the Fund. They also reviewed the amount of non-
Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2013, in the second quintile of its Morningstar category for the five year period ended June 30, 2013, and in the first quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees also considered that the Fund's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Fund's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Fund was satisfactory.

134 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2013 was in the fourth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. They also considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2013 was in the third quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that the expense ratio of the Fund's Class A shares was approximately six basis points higher than the median expense ratio of its Morningstar peer group and approximately eight basis points higher than the median expense ratio of its Strategic Insight peer group. They also noted that the expense ratio of the Fund's Class Y shares was approximately one basis point lower than each of the median expense ratios of its Morningstar peer group and its Strategic Insight peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 135 for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for

136 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 137

Trustees, Officers and Service Providers

Trustees                        Officers
Thomas J. Perna, Chairman       Daniel K. Kingsbury, President*
David R. Bock                   Mark D. Goodwin, Executive
Benjamin M. Friedman                Vice President
Margaret B.W. Graham            Mark E. Bradley, Treasurer**
Daniel K. Kingsbury             Christopher J. Kelley, Secretary
Marc O. Mayer***
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

*** Mr. Mayer resigned as a Trustee of the Pioneer Funds effective May 6, 2014.

138 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

                            This page for your notes.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/14 139

                            This page for your notes.

140 Pioneer Strategic Income Fund | Semiannual Report | 3/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19207-09-0514

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date May 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2014

* Print the name and title of each signing officer under his or her signature.